                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                           TOP FIVE STATES       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      30
             NOTES TO FINANCIAL STATEMENTS      36
     FUND OFFICERS AND IMPORTANT ADDRESSES      44
              RESULTS OF SHAREHOLDER VOTES      45

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.39%      1.97%      1.86%
-------------------------------------------------------------------------
Six-month total return(2)               (2.47%)    (2.02%)      0.86%
-------------------------------------------------------------------------
One-year total return(2)                (6.70%)    (6.54%)    (3.85%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.99%      3.96%      4.19%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.90%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.90%      3.83%      3.49%
-------------------------------------------------------------------------
Commencement date                      12/14/84   05/03/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(3)                      4.69%      4.12%      4.13%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   7.33%      6.44%      6.45%
-------------------------------------------------------------------------
SEC Yield(5)                              5.16%      4.63%      4.63%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a Federal income tax rate of 36%.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

See the Risk/Return Summary section of the current prospectus. There is no assurance the Fund will achieve its investment objective. The Fund is subject to investment risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Fund will decline: credit risk--refers to an issuer's ability to make timely payments of interest or principal; income risk--the possibility that the income or return of the Fund may decline due to changes in interest rates; call risk--the possibility that the issuer will prepay their securities before maturity; municipal securities risk--the possibility that yields on municipal securities may move differently than the overall debt securities market; derivative investments risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Please read the Fund's prospectus for more detailed information. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

Investing in high yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............   100%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
10/99                                                                      0.0740                             0.0000
11/99                                                                      0.0740                             0.0000
12/99                                                                      0.0740                             0.0046
1/00                                                                       0.0740                             0.0000
2/00                                                                       0.0740                             0.0000
3/00                                                                       0.0740                             0.0000

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2000)

Illinois                                                    19.9%
---------------------------------------------------------------------
California                                                  10.4%
---------------------------------------------------------------------
Texas                                                        7.4%
---------------------------------------------------------------------
New York                                                     6.5%
---------------------------------------------------------------------
Alabama                                                      5.7%
---------------------------------------------------------------------

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
General Purpose                                                             15.9                               13.8
Health Care                                                                 14.4                               16.1
Public Building                                                             12.3                               10.6
Retail Elec/Gas/Telephone                                                   10.6                                9.3
Public Education                                                             9.1                               11.1

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE JOSEPH PIRARO, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices decline as interest rates rise, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate, a key short-term borrowing rate, to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. A Treasury bond rally at the end of the reporting period may have been strengthened by the government's plan to buy back a significant amount of its outstanding Treasury debt.

Q   HOW DID THE MUNICIPAL
    MARKET RESPOND?

A   The performance of municipal
bonds has typically correlated to a degree with the taxable Treasury bond market. Unfortunately, municipals lagged Treasuries in the fourth quarter of 1999. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are actively making tax-related adjustments to their investment program. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so they avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Municipal bond funds in general have been losing assets lately because they're competing with the soaring stock market for investors' interest. Also, investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   HAVE MARKET CONDITIONS
    IMPROVED DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. With the strength of the economy, fewer issuers see the need to insure their bonds, so supply in the insured market, which accounted for roughly 50 percent of all new issuance about a year ago, now represents just over 40 percent of the market. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Also, the income component of municipals is still very competitive relative to Treasuries, as 30-year insured municipals have been providing 95 to 100 percent of the yield available on the 30-year Treasury bond. This suggests that investors can enjoy the tax-exempt status of their municipal bond investments while still earning an attractive level of income.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   We've seen tough times in the
health-care sector. With the uncertainties involved in managed care--who pays for what and how much--and the rising cost of services, many health-care providers are under tremendous profitability pressures. In this situation, investors have become concerned about the creditworthiness of the bond issuers, and many of them shied away from this sector of the market.

    Even within the insured sector, the impact of this uncertainty is evident. The yield spread between insured health-care issues and insured bonds in other sectors increased to 15 basis points, up from 5 basis points, over the past six months. This suggests that investors want a higher yield to compensate for the higher perceived credit risk of investing in health-care bonds--even those that are insured. It appears that bad news has tainted the group as a whole, so investors are less comfortable investing within this sector.

Q   HOW DID THESE FACTORS AFFECT
    THE WAY YOU MANAGED THE FUND'S PORTFOLIO?

A   Our research analysts have been
wary of the health-care sector for some time. We had anticipated weakness as early as last summer, so we systematically reduced the Fund's holdings in this sector, starting in the third quarter of 1999 and continuing into the first quarter of 2000.

    At the end of the reporting period, the Fund's health-care holdings represented approximately 14 percent of the Fund's long-term investments, our lowest allocation to the health-care sector since the inception of the Fund. We believe paring down our holdings in this troubled sector boosted the Fund's performance during the six-month reporting period.

    In general, we have been forced to invest more selectively due to low supply in the insured municipal bond market, so we rely on our research capabilities to examine the underlying credits and sectors, even though these are insured issues.

    On the downside, the composition of the Fund's portfolio made it somewhat vulnerable to losses when interest rates began to move higher. The Fund's duration (a measure of its sensitivity to changes in interest rates) turned out to be too high during the first half of the reporting period, but we were able to adjust it downward in the first quarter of 2000.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   For the reporting period, the
Fund's total return was above the average for its peer group, primarily because we reduced our holdings in the health-care sector and shortened the Fund's duration. As of March 31, 2000, the Fund achieved a six-month total return of
2.39 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.63 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance is no guarantee of future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe when people tend to
invest in a fund like this with a long-term perspective, they often expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from federal income tax, rather than investing for capital appreciation.

    The Fund's monthly tax-exempt dividend remained stable throughout the reporting period at $0.074 per Class A share, and its distribution rate stood at
4.69 percent as of March 31, 2000. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 7.33 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   One of the key factors in the near
term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    As the economy continues to be strong, many bond issuers have enjoyed surpluses, causing less need to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three more interest-rate hikes within the next quarter or two.

    To deal with these factors, the Fund will be managed to maintain a neutral duration based on the future direction of rates. Going forward, we will continue to manage the Fund with a long-term perspective, relying on our research.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest-rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising-rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA rated. Recently, an A rated insurer has started to insure lower-quality municipal bonds, and those bonds are A rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            MUNICIPAL BONDS  97.9%
            ALABAMA  5.6%
$  2,250    Alabama St Brd Edl Rev Shelton St Cmnty
            College (MBIA Insd)......................  6.000%   10/01/14   $    2,338,785
   1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
            Ln Ser A (AMBAC Insd)....................  6.750    08/15/17        2,078,830
   2,500    Houston Cnty, AL Hlthcare (AMBAC Insd)...  6.250    10/01/30        2,560,875
  41,390    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
            (FGIC Insd)..............................  5.375    02/01/36       37,898,753
   1,500    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
            (FGIC Insd)..............................  5.125    02/01/39        1,316,685
   2,000    Lauderdale Cnty & Florence AL Hlthcare
            Auth Rev Eliza Coffee Mem Hosp Rfdg (MBIA
            Insd)....................................  5.750    07/01/19        2,087,160
   5,000    Montgomery, AL BMC Spl Care Fac Fin Auth
            Rev Baptist Hlth Ser B (MBIA Insd).......  5.000    11/15/29        4,271,250
   5,500    Morgan Cnty Decatur, AL Hlthcare Auth
            Hosp Rev Decatur Genl Hosp Rfdg (Connie
            Lee Insd)................................  6.250    03/01/13        5,715,435
   2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
            (FSA Insd)...............................  6.500    04/01/16        2,557,200
   3,000    Orange Beach, AL Wtr Swr & Fire
            Protection Auth Rev (FSA Insd)...........  5.000    05/15/23        2,666,640
   1,400    West Morgan East Lawrence Wtr Auth AL Wtr
            Rev (FGIC Insd)..........................  5.625    08/15/21        1,375,990
   1,000    West Morgan East Lawrence Wtr Auth AL Wtr
            Rev (FGIC Insd)..........................  5.625    08/15/25          974,880
                                                                           --------------
                                                                               65,842,483
                                                                           --------------
            ALASKA  0.9%
   5,000    Alaska St Hsg Fin Corp Genl Mtg Ser A
            (MBIA Insd)..............................  6.000    06/01/49        4,921,050
   1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)..  6.000    09/01/19        1,459,841
   8,000    North Slope Boro, AK Cap Apprec Ser A
            (MBIA Insd)..............................   *       06/30/10        4,596,480
                                                                           --------------
                                                                               10,977,371
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            ARIZONA  1.7%
$ 11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
            Insd)....................................  6.250%   09/01/10   $   11,450,010
   2,400    Mesa, AZ (FGIC Insd).....................  5.000    07/01/18        2,227,440
   1,800    Pima Cnty, AZ Indl Dev Auth Indl Rev
            Lease Oblig Irvington Proj Tucson Ser A
            Rfdg (FSA Insd)..........................  7.250    07/15/10        1,913,562
   1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........  6.000    09/01/12        1,974,769
   1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........  6.125    09/01/17        1,818,372
                                                                           --------------
                                                                               19,384,153
                                                                           --------------
            CALIFORNIA  10.2%
   2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
            Redev Agy Pool Rev Ser A (FSA Insd)......  6.000    12/15/14        2,972,384
   5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
            Ser A (MBIA Insd)........................  5.650    06/01/15        5,021,750
   8,435    California Edl Facs Auth Rev Loyola
            Marymount Univ (AMBAC Insd)..............   *       10/01/27        1,500,418
   3,265    California Pub Cap Impt Fin Auth Rev
            Pooled Proj Ser B (BIGI Insd)............  8.100    03/01/18        3,306,988
  10,000    California St Pub Wks Brd Lease Rev Dept
            of Corrections CA St Prison D Susanville
            (MBIA Insd)..............................  5.375    06/01/18        9,817,300
   2,830    Carlsbad, CA Uni Sch Dist (FGIC Insd)....   *       05/01/22          781,137
   3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
            Insd)....................................  6.200    09/01/18        3,118,200
     220    Concord, CA Redev Agy Tax Alloc Cent
            Concord Redev Proj Ser 3 (BIGI Insd).....  8.000    07/01/18          221,861
     805    Corona Norco, CA Uni Sch Dist Lease Rev
            Partn Insd Land Acquis Ser A (FSA
            Insd)....................................  6.000    04/15/19          825,214
   1,250    Cucamonga, CA Cnty Wtr Dist Ctfs Partn
            Fac Refin (FGIC Insd)....................  6.300    09/01/12        1,299,837
     425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
            Insd)....................................  6.700    08/01/21          481,304
   5,675    Escondido, CA Jt Pwrs Fin Auth Lease Rev
            Cap Apprec Cent for the Arts Rfdg (AMBAC
            Insd)....................................   *       09/01/17        1,939,658
   1,500    Folsom, CA Pub Fin Auth 1998 Wtr Proj
            (FGIC Insd)..............................  4.875    11/01/18        1,372,890
   3,280    Foothill/Eastern Tran Corridor Agy CA
            Toll Rd Rev (MBIA Insd)..................  5.125    01/15/19        3,098,255

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            CALIFORNIA (CONTINUED)
$    265    Golden West Schs Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................  5.750%   08/01/19   $      276,509
     370    Golden West Schs Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................  5.800    02/01/21          382,931
     320    Golden West Schs Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................  5.800    08/01/22          330,349
     475    Golden West Schs Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................  5.800    02/01/23          488,666
     370    Golden West Schs Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................  5.800    02/01/24          380,379
   6,500    Grossmont, CA Union High Sch Dist Ctfs
            Partn (MBIA Insd)........................   *       11/15/21        1,536,405
   3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
            Leasehold Rev Rfdg (AMBAC Insd)..........  6.000    12/01/16        3,562,930
   2,000    Los Angeles Cnty, CA Metro Trans Auth
            Sales Tax Rev Prop A First Tier Sr Ser C
            (AMBAC Insd).............................  5.000    07/01/23        1,819,500
   9,080    Los Angeles Cnty, CA Metro Trans Auth
            Sales Tax Rev Prop C Second Ser Ser A
            (FSA Insd)...............................  4.750    07/01/26        7,840,217
   3,000    Los Angeles, CA Cmnty Redev Agy Tax Alloc
            Bunker Hill Ser H Rfdg (FSA Insd)........  6.500    12/01/14        3,202,500
   5,420    Manteca, CA Redev Agy Tax Alloc Redev
            Proj No 1 Ser A Rfdg (MBIA Insd).........  6.700    10/01/21        5,722,653
   2,745    Midpeninsula Regl Open Space Dist CA Fin
            Auth Rev (AMBAC Insd)....................   *       09/01/20          800,936
   2,880    Midpeninsula Regl Open Space Dist CA Fin
            Auth Rev (AMBAC Insd)....................   *       09/01/21          786,211
   2,260    Midpeninsula Regl Open Space Dist CA Fin
            Auth Rev (AMBAC Insd)....................   *       09/01/29          371,295
   2,000    MSR Pub Pwr Agy CA San Juan Proj Rev Ser
            F Rfdg (AMBAC Insd)......................  6.000    07/01/20        2,039,840
  13,610    Norco, CA Redev Agy Tax Alloc Norco Redev
            Proj Area No 1 Rfdg (MBIA Insd)..........  6.250    03/01/19       14,029,052
   2,750    Paramount, CA Redev Agy Tax Alloc (MBIA
            Insd)....................................  6.250    08/01/15        2,877,847
     600    Roseville, CA City Sch Dist Ctfs Partn
            Fin Proj (FSA Insd)......................  4.875    09/01/23          531,120
   3,900    Sacramento, CA Muni Util Dist Elec Rev
            Ser A Rfdg (MBIA Insd)...................  5.750    08/15/13        3,956,121

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            CALIFORNIA (CONTINUED)
$ 13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
            (Embedded Swap) (MBIA Insd)..............  6.820%   07/01/16   $   13,489,500
   1,635    Saratoga, CA Union Sch Dist Cap Apprec
            Ser B (MBIA Insd)........................   *       03/01/24          400,869
  12,600    Southern CA Pub Pwr Auth Transmission
            Proj Rev (FSA Insd)......................  6.000    07/01/12       13,051,836
   2,460    Torrance, CA Hosp Rev Torrance Mem Hosp
            Rfdg (MBIA Insd).........................  6.750    01/01/12        2,473,284
   3,845    Vista, CA Uni Sch Dist Ctfs Partn Ser A
            Rfdg (FSA Insd)..........................   *       11/01/17        1,366,475
   2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
            Rev Cmnty Fac Rfdg (FSA Insd)............  6.500    09/01/14        2,138,320
                                                                           --------------
                                                                              119,612,941
                                                                           --------------
            COLORADO  2.7%
   2,365    Arvada, CO Sales & Use Tax Rev (FGIC
            Insd)....................................  4.750    12/01/18        2,104,968
  17,600    Denver, CO City & Cnty Arpt Rev Ser A
            (MBIA Insd)..............................  5.700    11/15/25       17,353,776
   3,375    Denver, CO City & Cnty Arpt Rev Ser B
            (FSA Insd)...............................  5.000    11/15/25        2,977,999
   5,200    Denver, CO City & Cnty Arpt Rev Ser D
            Rfdg (MBIA Insd).........................  5.500    11/15/25        4,989,452
      10    Jefferson Cnty, CO Single Family Mtg Rev
            Ser A Rfdg (MBIA Insd)...................  8.875    10/01/13           10,392
   1,000    Metropolitan Football Stadium Dist CO
            Sales Tax Rev Ser B (MBIA Insd)..........   *       01/01/06          742,320
   2,050    Thornton, CO Rfdg (FGIC Insd)............   *       12/01/11        1,098,472
   1,100    Thornton, CO Rfdg (FGIC Insd)............   *       12/01/15          457,424
   2,000    Westminster, CO Wtr & Wastewtr Util
            Enterprise Rev (AMBAC Insd)..............  6.250    12/01/14        2,095,540
                                                                           --------------
                                                                               31,830,343
                                                                           --------------
            DISTRICT OF COLUMBIA  0.1%
   1,315    District of Columbia Rev Gonzaga College
            High Sch (FSA Insd)......................  5.375    07/01/19        1,254,234
                                                                           --------------

            FLORIDA  4.7%
   1,010    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd) (b)..........................  8.000    10/01/03        1,114,878
   1,180    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................  8.000    10/01/05        1,354,203
   1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................  8.000    10/01/06        1,487,747

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            FLORIDA (CONTINUED)
$  1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................  8.000%   10/01/07   $    1,628,949
   2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
            Insd) (b)................................  12.000   10/01/04        2,688,723
     130    Duval Cnty, FL Hsg Fin Auth Single Family
            Mtg Rev Ser C (FGIC Insd)................  7.650    09/01/10          134,365
     530    Duval Cnty, FL Hsg Fin Auth Single Family
            Mtg Rev Ser C (FGIC Insd)................  7.700    09/01/24          546,896
   2,000    Florida St Brd of Edl Cap Outlay Pub Edl
            Ser B Rfdg (MBIA Insd)...................  4.500    06/01/24        1,656,260
   1,410    Florida St Dept Corrections Ctfs Partn
            Okeechobee Correctional (AMBAC Insd).....  6.250    03/01/15        1,477,920
   2,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
            Insd)....................................  6.100    10/01/18        2,070,860
   1,000    Key West, FL Util Brd Elec Rev Ser D
            (AMBAC Insd).............................   *       10/01/13          482,300
   4,000    Lee Cnty, FL Hosp Brd Dir Hosp Rev
            (Inverse Fltg) (MBIA Insd)...............  9.164    04/01/20        4,320,000
  10,000    Miami Dade Cnty, FL Solid Waste Sys Rev
            (AMBAC Insd).............................  4.750    10/01/18        8,865,000
   3,170    Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
            Insd)....................................  5.000    10/01/37        2,761,102
   6,000    Orange Cnty, FL Hlth Fac Auth Rev
            (Inverse Fltg) (MBIA Insd)...............  8.492    10/29/21        6,585,000
   2,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn
            Ser A (Prerefunded @ 08/01/04) (AMBAC
            Insd)....................................  6.375    08/01/15        2,136,420
   3,725    Santa Rosa Bay Brdg Auth FL Rev Cap
            Apprec (MBIA Insd).......................   *       07/01/18        1,263,036
  10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
            Mem Regl Med Ser A Rfdg (MBIA Insd)
            (b)......................................  6.625    12/01/13       10,695,100
   3,735    Volusia Cnty, FL Edl Fac Auth Rev Edl
            Facs Embry Riddle Ser B Rfdg (AMBAC
            Insd)....................................  5.250    10/15/19        3,570,137
                                                                           --------------
                                                                               54,838,896
                                                                           --------------
            GEORGIA  5.1%
  15,000    Atlanta, GA Wtr & Wastewtr Rev Ser A
            (FGIC Insd)..............................  5.000    11/01/29       13,149,150
   1,095    Association Cnty Commnrs, GA Leasing Pgm
            Ctfs Partn Rockdale Cnty GA Pub Purp Proj
            (AMBAC Insd).............................  4.800    07/01/06        1,082,188

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            GEORGIA (CONTINUED)
$  1,275    Association Cnty Commnrs, GA Leasing Pgm
            Ctfs Partn Rockdale Cnty GA Pub Purp Proj
            (AMBAC Insd).............................  4.900%   07/01/07   $    1,263,640
     580    Association Cnty Commnrs, GA Leasing Pgm
            Ctfs Partn Rockdale Cnty GA Pub Purp Proj
            (AMBAC Insd).............................  5.000    07/01/08          577,825
   3,000    Atlanta, GA Arpt Rev Genl Ser A Rfdg
            (AMBAC Insd) (a).........................  5.500    01/01/26        2,864,820
   1,750    Atlanta, GA Ctfs Partn Atlanta Pretrial
            Detention Cent (MBIA Insd)...............  6.250    12/01/17        1,846,985
   3,000    Fulton Cnty, GA Facs Corp Ctfs Partn
            Fulton Cnty, GA Pub Purp Proj (AMBAC
            Insd)....................................  5.000    11/01/08        2,988,480
   6,500    Georgia Muni Elec Auth Pwr Rev Genl Ser B
            (BIGI Insd)..............................   *       01/01/07        4,587,375
   4,750    Georgia Muni Elec Auth Pwr Rev Genl Ser B
            (BIGI Insd)..............................   *       01/01/08        3,174,045
  15,550    Georgia Muni Elec Auth Pwr Rev Ser Y
            (AMBAC Insd) (b).........................  6.400    01/01/13       17,227,534
  10,000    Georgia Muni Elec Auth Pwr Rev Ser Y
            (MBIA Insd) (b)..........................  6.500    01/01/17       11,172,100
                                                                           --------------
                                                                               59,934,142
                                                                           --------------
            HAWAII  1.9%
  12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA Insd)
            (b)......................................  6.400    07/01/08       13,520,521
  10,250    Honolulu, HI City & Cnty Wastewtr Sys Rev
            (FGIC Insd)..............................  4.500    07/01/28        8,210,148
                                                                           --------------
                                                                               21,730,669
                                                                           --------------
            ILLINOIS  19.5%
   1,000    Berwyn, IL (MBIA Insd)...................  7.000    11/15/10        1,035,620
   2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................   *       01/01/19          731,105
   2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................   *       01/01/20          802,737
   1,695    Champaign Cnty, IL Cmnty Unit Ser C (FGIC
            Insd)....................................   *       01/01/15          716,883
   2,845    Chicago, IL Brd of Edl Cap Apprec Sch
            Reform B1 (FGIC Insd)....................   *       12/01/19          889,518
  10,000    Chicago, IL Brd of Edl Cap Apprec Sch
            Reform B1 (FGIC Insd)....................   *       12/01/27        1,882,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  1,500    Chicago, IL Brd of Edl Cap Apprec Sch
            Reform Ser A (FGIC Insd).................   *       12/01/19   $      468,990
   8,000    Chicago, IL Brd of Edl Cap Apprec Sch
            Reform Ser A (FGIC Insd).................   *       12/01/29        1,330,160
   5,000    Chicago, IL Brd of Edl Cap Apprec Sch
            Reform Ser A (FGIC Insd).................   *       12/01/30          780,250
   1,400    Chicago, IL Brd of Edl Chicago Sch Reform
            (AMBAC Insd).............................  5.750%   12/01/20        1,392,342
  16,000    Chicago, IL Brd of Edl Chicago Sch Reform
            (AMBAC Insd).............................  5.750    12/01/27       15,694,560
   5,000    Chicago, IL Cap Apprec City Colleges
            (FGIC Insd)..............................   *       01/01/27        1,015,150
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd)..............................   *       01/01/25        1,345,280
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd)..............................   *       01/01/29        1,324,880
   4,500    Chicago, IL Neighborhoods Alive 21 Pgm
            Ser A (FGIC Insd)........................  5.750    01/01/40        4,372,965
  11,475    Chicago, IL Park Dist Ser B (FGIC
            Insd)....................................  4.750    01/01/26        9,677,671
  25,050    Chicago, IL Proj Rfdg (FGIC Insd)........  5.250    01/01/28       22,805,770
   2,720    Chicago, IL Pub Bldg Comm Bldg Rev
            Chicago Transit Auth (AMBAC Insd)........  6.600    01/01/15        2,877,597
   3,150    Chicago, IL Skyway Toll Brdg Rev (MBIA
            Insd)....................................  5.500    01/01/23        3,006,265
   1,000    Chicago, IL Wastewtr Transmission Rev
            (FGIC Insd)..............................  5.125    01/01/25          895,760
   1,000    Chicago, IL Waste Transmission Rev Second
            Lien (MBIA Insd).........................  5.750    01/01/25          984,980
   3,375    Chicago, IL Waste Transmission Rev Second
            Lien (MBIA Insd).........................  6.000    01/01/30        3,407,906
   4,030    Cook Cnty, IL Cap Impt Ser A (FGIC
            Insd)....................................  5.000    11/15/28        3,524,356
   1,000    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd) (b).......  8.400    01/01/01        1,030,460
   5,550    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........  8.750    01/01/03        6,090,570
   8,460    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........  8.750    01/01/04        9,533,066
   2,460    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........  8.750    01/01/05        2,840,390
   3,500    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........  8.750    01/01/07        4,215,855

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  1,280    Cook Cnty, IL Cmnty High Sch Dist No 233
            Homewood & Flossmor (AMBAC Insd).........   *       12/01/05   $      952,960
   8,280    Cook Cnty, IL Cnty Juvenile Detention Ser
            A (AMBAC Insd)...........................   *       11/01/08        5,284,876
   1,505    Cook Cnty, IL Sch Dist No 100 Berwyn
            South (FSA Insd).........................  8.200%   12/01/14        1,912,554
   1,775    Cook Cnty, IL Sch Dist No 100 Berwyn
            South (FSA Insd).........................  8.100    12/01/16        2,261,244
   1,380    Grundy Cnty, IL Sch Dist No 054 Morris
            Ser A (AMBAC Insd).......................  5.500    12/01/09        1,423,208
   1,455    Grundy Cnty, IL Sch Dist No 054 Morris
            Ser A (AMBAC Insd).......................  5.500    12/01/10        1,499,290
   1,800    Grundy Cnty, IL Sch Dist No 054 Morris
            Ser A (AMBAC Insd).......................  5.350    12/01/14        1,787,040
   1,900    Grundy Cnty, IL Sch Dist No 054 Morris
            Ser A (AMBAC Insd).......................  5.400    12/01/15        1,884,990
   1,045    Illinois Dept Cent Mgmt Ctfs Partn (MBIA
            Insd)....................................  5.200    07/01/09        1,046,965
   4,250    Illinois Dept Cent Mgmt Svcs Ctfs Partn
            (MBIA Insd)..............................  5.850    07/01/19        4,279,367
  10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
            Comwlth Edison Co Proj Ser D Rfdg (AMBAC
            Insd) (b)................................  6.750    03/01/15       10,691,400
  35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
            Pwr Co Proj Ser A First Mtg Rfdg (MBIA
            Insd) (b)................................  7.400    12/01/24       38,372,950
   2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
            Rockford Sch 205 (FSA Insd)..............  6.650    02/01/11        2,229,800
   5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
            Rockford Sch 205 Rfdg (FSA Insd).........  6.650    02/01/12        5,404,739
   5,000    Illinois Hlth Fac Auth Rev Children's Mem
            Hosp Ser A (AMBAC Insd)..................  5.625    08/15/19        4,861,800
     924    Illinois Hlth Fac Auth Rev Cmnty Prov
            Pooled Pgm Ser B (MBIA Insd).............  7.900    08/15/03          926,735
   5,000    Illinois Hlth Fac Auth Rev Hosp Sisters
            Svcs (Inverse Fltg) (Prerefunded @
            06/07/02) (MBIA Insd)....................  9.068    06/19/15        5,500,000
   5,000    Illinois Hlth Fac Auth Rev Methodist Hlth
            Proj (Inverse Fltg) (Prerefunded @
            05/08/01) (AMBAC Insd)...................  9.466    05/18/21        5,450,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  3,400    Illinois Hlth Fac Auth Rev Rush
            Presbyterian Saint Luke Hosp (Inverse
            Fltg) (Prerefunded @ 11/01/01) (MBIA
            Insd)....................................  9.361%   10/01/24   $    3,761,250
   4,455    Illinois Muni Elec Agy Pwr Supply Sys Rev
            Rfdg (FSA Insd)..........................  5.000    02/01/21        3,974,974
   1,250    Metropolitan Pier & Expo Auth IL
            Dedicated St Tax Rev McCormick Pl Expn
            Proj Ser A Rfdg (FGIC Insd)..............  5.375    12/15/18        1,214,013
   2,000    Metropolitan Pier & Expo Auth IL
            Dedicated St Tax Rev McCormick Pl Expn
            Proj Ser A Rfdg (FGIC Insd)..............  5.500    12/15/24        1,920,280
   4,000    Metropolitan Pier & Expo Auth IL
            Dedicated St Tax Rev McCormick Pl Expn
            Proj Ser A Rfdg (FGIC Insd)..............  5.250    12/15/28        3,670,360
   6,110    Rosemont, IL Tax Increment 3 (FGIC
            Insd)....................................   *       12/01/06        4,322,336
   3,000    Rosemont, IL Tax Increment 3 (FGIC
            Insd)....................................   *       12/01/07        2,007,360
   1,185    Saint Clair Cnty, IL Ctfs Partn (MBIA
            Insd)....................................  8.000    12/01/04        1,331,999
   1,285    Saint Clair Cnty, IL Ctfs Partn (MBIA
            Insd)....................................  8.000    12/01/05        1,470,683
   4,000    Southern Illinois Univ Rev Cap Apprec Hsg
            & Aux Ser A (MBIA Insd)..................   *       04/01/19        1,310,520
   2,000    Southern Illinois Univ Rev Cap Apprec Hsg
            & Aux Ser A (MBIA Insd)..................   *       04/01/20          614,300
   2,500    Southern Illinois Univ Rev Cap Apprec Hsg
            & Aux Ser A (MBIA Insd)..................   *       04/01/23          633,300
   2,000    Southern Illinois Univ Rev Cap Apprec Hsg
            & Aux Ser A (MBIA Insd)..................   *       04/01/26          421,440
   1,500    Will Cnty, IL Cmnty Unit Sch Dist No 201
            Ser C (FSA Insd).........................   *       10/01/13          716,355
   1,000    Will Cnty, IL Cmnty Unit Sch Dist No 201
            Ser C (FSA Insd).........................   *       10/01/14          447,690
                                                                           --------------
                                                                              228,259,864
                                                                           --------------
            INDIANA  1.0%
   2,000    Indiana Bond Bank Spl Pgm Ser A (AMBAC
            Insd)....................................  9.750    08/01/09        2,461,080
   3,275    Indiana Bond Bank Spl Pgm Ser A (AMBAC
            Insd)....................................  6.125    02/01/25        3,313,154

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            INDIANA (CONTINUED)
$  5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
            Hosps Proj Rfdg & Impt (MBIA Insd).......  6.400%   05/01/12   $    5,201,050
   1,000    Marion Cnty, IN Convention & Rectl Fac
            Auth Excise Tax Rev Lease Rental Ser A
            (AMBAC Insd).............................  7.000    06/01/21        1,043,790
                                                                           --------------
                                                                               12,019,074
                                                                           --------------
            IOWA  0.7%
   8,095    Iowa Fin Auth Hosp Fac Rev Mercy Med Cent
            Proj (FSA Insd)..........................  5.750    08/15/29        7,865,426
                                                                           --------------

            KANSAS  2.1%
  18,750    Burlington, KS Pollutn Ctl Rev KS Gas &
            Elec Co Proj Rfdg (MBIA Insd) (b)........  7.000    06/01/31       19,553,438
   1,400    Kansas St Dev Fin Auth Rev Ltd Tax Dept
            Comm Hsg Rfdg (FSA Insd).................  4.000    06/01/06        1,299,312
   1,000    Kansas St Dev Fin Auth Rev Ltd Tax Dept
            Comm Hsg Rfdg (FSA Insd).................  4.200    06/01/07          934,770
   2,880    Saline Cnty, KS Uni Sch Dist No 305
            Salina (FSA Insd)........................  4.250    09/01/08        2,662,819
                                                                           --------------
                                                                               24,450,339
                                                                           --------------
            KENTUCKY  0.0%
      20    Kentucky Cntys Single Family Mtg
            Presbyterian Homes Ser A Rfdg (MBIA
            Insd)....................................  8.625    09/01/15           20,037
                                                                           --------------

            LOUISIANA  1.0%
   4,065    Calcasieu Parish, LA Mem Hosp Svcs Dist
            Hosp Rev Lake Charles Mem Hosp Proj Ser A
            (Connie Lee Insd)........................  6.375    12/01/12        4,448,330
   5,530    Calcasieu Parish, LA Mem Hosp Svcs Dist
            Hosp Rev Lake Charles Mem Hosp Proj Ser A
            (Connie Lee Insd)........................  6.500    12/01/18        6,104,622
   8,325    New Orleans, LA Home Mtg Auth Single
            Family Mtg Rev 1985 Ser A (MBIA Insd)....   *       09/15/16        1,461,121
                                                                           --------------
                                                                               12,014,073
                                                                           --------------
            MAINE  0.0%
      35    Maine Hlth & Higher Edl Fac Auth Rev Ser
            B (FSA Insd).............................  7.100    07/01/14           38,581
                                                                           --------------

            MASSACHUSETTS  0.1%
   1,700    Massachusetts St Hlth & Edl Fac Auth Rev
            Mt Auburn Hosp Ser B1 (MBIA Insd)........  6.250    08/15/14        1,780,172
                                                                           --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            MICHIGAN  4.5%
$  2,325    Bay City, MI (AMBAC Insd)................   *       06/01/15   $      992,822
   1,000    Bay City, MI (AMBAC Insd)................   *       06/01/16          399,930
   4,250    Big Rapids, MI Pub Schs
            Dist Rfdg (FSA Insd).....................  4.750%   05/01/25        3,611,607
   1,500    Detroit, MI Ser B (MBIA Insd)............  5.000    04/01/09        1,487,685
  12,270    Detroit, MI City Sch Dist Ser B (FGIC
            Insd)....................................  5.000    05/01/21       11,035,761
  20,250    Detroit, MI City Sch Dist Ser B (FGIC
            Insd)....................................  4.750    05/01/28       17,043,817
   3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
            Insd)....................................  4.700    04/01/24        2,540,640
  21,000    Livonia, MI Pub Sch Dist Ser II (FGIC
            Insd)....................................   *       05/01/21        5,615,190
   1,500    Manistee, MI Area Public Schs (FGIC
            Insd)....................................  5.875    05/01/24        1,511,460
   2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
            Ser B (AMBAC Insd).......................  4.850    04/01/04        1,984,960
   5,000    Mount Clemens, MI Cmnty Sch Dist Cap
            Apprec (Prerefunded @ 05/01/07) (MBIA
            Insd)....................................   *       05/01/17        1,752,650
   2,500    Plymouth Canton, MI Cmnty Sch Dist (FSA
            Insd)....................................  4.750    05/01/23        2,141,300
   2,500    Saginaw Vly St Univ, MI Rev Gen (AMBAC
            Insd)....................................  5.300    07/01/28        2,322,525
                                                                           --------------
                                                                               52,440,347
                                                                           --------------
            MINNESOTA  0.6%
   1,000    Brainerd, MN Rev Evangelical Lutheran Ser
            B Rfdg (FSA Insd)........................  6.650    03/01/17        1,036,160
   5,600    Minneapolis-St Paul, MN Hsg & Redev
            Auth Hlthcare Sys Rev Hlth One
            Ser A (MBIA Insd)........................  7.400    08/15/11        5,776,736
                                                                           --------------
                                                                                6,812,896
                                                                           --------------
            MISSISSIPPI  0.1%
   1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................  8.500    02/01/13        1,289,100
                                                                           --------------

            MISSOURI  0.4%
   4,585    Missouri St Hlth & Edl Fac Auth (MBIA
            Insd)....................................  6.250    06/01/16        4,698,249
     115    Saint Louis Cnty, MO Single Family Mtg
            Rev (AMBAC Insd).........................  9.250    10/01/16          116,853
                                                                           --------------
                                                                                4,815,102
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            NEBRASKA  0.2%
$  2,250    American Pub Energy Agy NE Gas Sup Rev NE
            Pub Gas Agy Proj Ser A (AMBAC Insd)......  4.375%   06/01/10   $    1,945,845
                                                                           --------------

            NEVADA  0.9%
   1,000    Carson City, NV Hosp Rev Ser B (AMBAC
            Insd)....................................  5.400    03/01/17          964,610
   2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
            Proj Ser C Rfdg (AMBAC Insd).............  7.200    10/01/22        2,137,320
   1,675    Clark Cnty, NV Pub Fac Ser C (FGIC
            Insd)....................................  5.000    06/01/24        1,483,011
   1,305    Las Vegas, NV Loc Impt Spl Impt Dist No
            404 Rfdg (FSA Insd)......................  4.400    11/01/08        1,203,145
   1,095    Las Vegas, NV Loc Impt Spl Impt Dist No
            404 Rfdg (FSA Insd)......................  4.500    11/01/09        1,009,229
   4,705    Washoe Cnty, NV Sch Dist (AMBAC Insd)....  4.750    06/01/17        4,183,827
                                                                           --------------
                                                                               10,981,142
                                                                           --------------
            NEW HAMPSHIRE  0.2%
   2,500    New Hampshire St Tpk Sys Rev Rfdg
            (Inverse Fltg) (FGIC Insd)...............  9.323    11/01/17        2,909,375
                                                                           --------------

            NEW JERSEY  0.8%
   5,500    Howell Twp, NJ Rfdg (FGIC Insd)..........  6.800    01/01/14        5,768,510
   3,625    Morristown, NJ Rfdg (FSA Insd)...........  6.400    08/01/14        3,851,490
                                                                           --------------
                                                                                9,620,000
                                                                           --------------
            NEW MEXICO  0.7%
   8,000    Farmington, NM Pollutn Ctl Rev Southern
            CA Edison Co Ser A Rfdg (MBIA Insd)......  5.875    06/01/23        8,023,920
                                                                           --------------

            NEW YORK  6.4%
   2,000    Long Island Pwr Auth NY Elec Sys Rev Cap
            Apprec Gen Ser A (FSA Insd)..............      *    12/01/09        1,210,200
   8,000    Metropolitan Trans Auth NY Commuter Fac
            Rev Ser A (MBIA Insd)....................  5.625    07/01/27        7,776,640
   4,350    New York City Indl Dev Agy Civic Fac Rev
            USTA Natl Tennis Cent Proj (FSA Insd)....  6.375    11/15/14        4,591,860
   5,000    New York City Muni Wtr Fin Auth Wtr & Swr
            Sys Rev (FSA Insd).......................      *    06/15/14        2,295,800
   9,845    New York City Ser I (MBIA Insd)..........  4.750    04/15/17        8,789,222
  11,220    New York City Transitional Fin Auth Rev
            (FGIC Insd)..............................  4.750    11/01/17       10,005,435
   3,000    New York St Dorm Auth Lease Rev Muni Hlth
            Fac Impt Pgm Ser A (FSA Insd)............  5.500    05/15/25        2,871,960

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            NEW YORK (CONTINUED)
$  7,425    New York St Dorm Auth Lease Rev Office
            Fac & Audit Ctl (MBIA Insd)..............  5.000%   04/01/29   $    6,497,543
   2,775    New York St Dorm Auth Rev City Univ Ser C
            (FGIC Insd)..............................  7.000    07/01/14        2,849,675
   5,500    New York St Dorm Auth Rev City Univ Sys
            Cons Third Genl 1 (FGIC Insd)............  5.250    07/01/25        5,083,925
   2,500    New York St Dorm Auth Rev City Univ Sys
            Cons Third Genl 1 (FSA Insd).............  5.500    07/01/29        2,389,650
   4,700    New York St Dorm Auth Rev Insd Pace Univ
            Rfdg (MBIA Insd).........................  5.750    07/01/26        4,658,640
      15    New York St Med Care Fac Fin Agy Rev (FSA
            Insd)....................................  6.500    08/15/15           16,008
   8,500    New York St Urban Dev Corp Rev
            Correctional Cap Fac Ser A Rfdg (FSA
            Insd)....................................  6.500    01/01/11        9,463,390
   1,500    New York St Urban Dev Corp Rev
            Correctional Fac Rfdg (AMBAC Insd).......  5.250    01/01/18        1,422,705
   4,500    New York St Urban Dev Corp Rev
            Correctional Fac Rfdg (FSA Insd).........  5.750    01/01/13        4,584,600
                                                                           --------------
                                                                               74,507,253
                                                                           --------------
            NORTH CAROLINA  0.1%
   1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
            Projs (FGIC Insd)........................  6.625    06/01/14        1,353,412
                                                                           --------------

            NORTH DAKOTA  0.5%
   5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
            Vly Station Rfdg (AMBAC Insd)............  7.200    06/30/13        5,815,950
                                                                           --------------

            OHIO  1.3%
   5,000    Clermont Cnty, OH Hosp Fac Rev Muni
            (Inverse Fltg) (Prerefunded @ 09/25/01)
            (AMBAC Insd).............................  9.296    10/05/21        5,518,750
   9,750    Hamilton Cnty, OH Sales Tax Hamilton Cnty
            Football Proj B (MBIA Insd)..............  5.000    12/01/27        8,607,787
   1,500    Ohio St Air Quality Dev Auth Rev Pollutn
            Ctl Cleveland Co Proj Rfdg (FGIC Insd)...  8.000    12/01/13        1,628,835
                                                                           --------------
                                                                               15,755,372
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            OKLAHOMA  1.3%
$  1,760    McAlester, OK Pub Wks Auth Rev Rfdg &
            Impt (FSA Insd)..........................  5.250%   12/01/20   $    1,799,442
  11,000    McAlester, OK Pub Wks Auth Util Sys Rev
            (FSA Insd)...............................   *       02/01/30        1,718,750
   5,660    Mustang, OK Impt Auth Util Rev (FSA
            Insd)....................................  5.800    10/01/30        5,667,075
   1,600    Oklahoma Hsg Fin Agy Single Family Rev
            Mtg Ser A (MBIA Insd)....................  7.200    03/01/11        1,638,128
   5,000    Oklahoma St Tpk Auth Rev Second Sr Ser A
            (FGIC Insd)..............................  5.000    01/01/14        4,880,650
                                                                           --------------
                                                                               15,704,045
                                                                           --------------
            PENNSYLVANIA  3.3%
   4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
            Pittsburgh Mercy Hlth Sys Inc (AMBAC
            Insd)....................................  5.625    08/15/26        4,805,434
  11,700    Dauphin Cnty, PA Genl Auth Hlth Sys Rev
            Pinnacle Hlth Sys Proj Rfdg (MBIA
            Insd)....................................  5.500    05/15/27       10,984,194
   2,000    Dauphin Cnty, PA Genl Auth Hosp Rev
            Hapsco Phoenixville Hosp Proj Ser B (FGIC
            Insd)....................................  6.125    07/01/10        2,097,340
   1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl
            Rev PA Pwr & Lt Co Proj Ser A Rfdg (MBIA
            Insd)....................................  6.400    11/01/21        1,037,480
   1,500    Philadelphia, PA (FSA Insd)..............  5.000    03/15/28        1,312,290
   2,250    Philadelphia, PA Gas Wks Rev 14th Ser A
            Rfdg (FSA Insd)..........................  6.375    07/01/14        2,357,797
   5,000    Philadelphia, PA Gas Wks Rev Second Ser
            (FSA Insd)...............................  5.000    07/01/29        4,360,450
   2,000    Pittsburgh & Allegheny Cnty, PA Pub Aud
            Auth Excise Tax Rev (AMBAC Insd).........  5.000    02/01/19        1,819,020
   2,500    Pittsburgh & Allegheny Cnty, PA Pub Aud
            Auth Regl Asset Dist Sales Tax Rev (AMBAC
            Insd)....................................  5.000    02/01/24        2,215,275
   3,000    Pittsburgh, PA Ser A (FGIC Insd).........  5.750    09/01/24        2,982,300
   1,000    Sayre, PA Hlthcare Fac Auth Rev VHA Cap
            Asset Fin Pgm Ser H2 (AMBAC Insd)........  7.625    12/01/15        1,034,550
   3,000    Washington Cnty, PA Auth Rev Cap Fndg Cap
            Proj & Equip (AMBAC Insd)................  6.150    12/01/29        3,106,320
   2,500    Westmoreland Cnty, PA Muni Auth Muni Svc
            Rev (MBIA Insd)..........................   *       08/15/22          658,925
                                                                           --------------
                                                                               38,771,375
                                                                           --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            RHODE ISLAND  0.2%
$  2,000    Rhode Island St Hlth & Edl Bldg Corp Rev
            Higher Edl Fac Roger Williams
            (Prerefunded @ 11/15/04) (Connie Lee
            Insd)....................................  7.250%   11/15/24   $    2,228,980
                                                                           --------------

            SOUTH CAROLINA  1.4%
      70    Charleston Cnty, SC Ctfs Partn Ser B
            (MBIA Insd)..............................  6.875    06/01/14           75,179
   1,430    Charleston Cnty, SC Ctfs Partn Ser B
            (Prerefunded @ 06/01/04) (MBIA Insd).....  6.875    06/01/14        1,562,776
   2,475    Lancaster Cnty, SC Sch Dist (FSA Insd)...  4.750    03/01/16        2,225,025
   2,600    Lancaster Cnty, SC Sch Dist (FSA Insd)...  4.750    03/01/17        2,319,720
   2,725    Lancaster Cnty, SC Sch Dist (FSA Insd)...  4.750    03/01/18        2,410,044
   8,500    South Carolina Tran Infrastructure Bank
            Rev (AMBAC Insd).........................  5.375    10/01/24        8,035,900
                                                                           --------------
                                                                               16,628,644
                                                                           --------------
            SOUTH DAKOTA  2.3%
  14,860    Sioux Falls, SD Sales Tax Rev (AMBAC
            Insd)....................................  5.450    11/15/14       14,895,367
   1,610    South Dakota St Hlth & Edl Fac Auth Rev
            (AMBAC Insd).............................  5.250    08/01/24        1,472,683
   5,205    South Dakota St Lease Rev Trust Ctfs Ser
            A (FSA Insd).............................  6.625    09/01/12        5,879,568
   4,000    South Dakota St Lease Rev Trust Ctfs Ser
            A (FSA Insd).............................  6.700    09/01/17        4,560,000
                                                                           --------------
                                                                               26,807,618
                                                                           --------------
            TENNESSEE  0.9%
   2,000    Chattanooga-Hamilton Cnty, TN Hosp Auth
            Hosp Rev Erlanger Med Cent Ser B (Inverse
            Fltg) (Prerefunded @ 05/01/01) (FSA
            Insd)....................................  9.368    05/25/21        2,177,500
   2,000    Franklin, TN Spl Sch Dist Cap Apprec (FSA
            Insd)....................................   *       06/01/17          747,000
   2,320    Johnson City, TN Sch Sales Tax
            (Prerefunded @ 05/01/06) (AMBAC Insd)....  6.700    05/01/18        2,536,618
   6,000    Tennergy Corp, TN Gas Rev (MBIA Insd)....  4.125    06/01/09        5,065,800
                                                                           --------------
                                                                               10,526,918
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            TEXAS  7.2%
$  3,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
            Plains Baptist Hosp (Inverse Fltg) (FSA
            Insd)....................................  8.936%   01/01/22   $    3,270,000
   2,290    Austin, TX Rev Town Lk Cmnty Events Cent
            Venue (FGIC Insd)........................  6.000    11/15/25        2,324,075
  12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
            Insd)....................................   *       11/15/10        7,090,125
   5,000    Brazos River Auth, TX Rev Houston Inds
            Inc Proj Ser C (AMBAC Insd)..............  5.125    05/01/19        4,595,450
   1,705    Corpus Christi, TX Hsg Fin Corp Single
            Family Mtg Rev Ser A Rfdg (MBIA Insd)....  7.700    07/01/11        1,770,131
  16,900    Dallas Cnty, TX Util & Reclamation Dist
            Rfdg Ser B (AMBAC Insd)..................  5.875    02/15/29       16,898,648
   2,515    Dallas, TX Rev Spl Tax Ser A (AMBAC
            Insd)....................................  5.250    08/15/16        2,430,421
   7,510    Harris Cnty-Houston, TX Sports Auth Spl
            Rev Ser A (MBIA Insd)....................  5.000    11/15/28        6,558,408
  12,500    Houston, TX Wtr & Swr Sys Rev Cap Apprec
            Rfdg Ser A (FSA Insd)....................   *       12/01/19        3,938,250
  12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
            Rfdg Ser A (FSA Insd)....................   *       12/01/20        3,661,720
   2,505    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
            Insd)....................................   *       03/01/15        1,075,397
   1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
            Insd)....................................   *       03/01/16          401,890
   1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
            Insd)....................................   *       03/01/17          491,215
   3,600    North Cent, TX Hlth Fac Dev TX Hlth Res
            Sys Ser B (MBIA Insd)....................  5.375    02/15/26        3,321,468
   1,000    San Antonio, TX Indpt Sch Dist Pub Fac
            Corp Lease Rev (AMBAC Insd)..............  5.850    10/15/10        1,048,890
   1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
            Sys Rev Ser B (FGIC Insd)................  5.000    09/01/15        1,658,877
  26,330    Texas St Tpk Auth Dallas North Twy George
            Bush Tpk (FGIC Insd).....................  5.250    01/01/23       24,432,397
                                                                           --------------
                                                                               84,967,362
                                                                           --------------
            UTAH  1.9%
   9,010    Intermountain Pwr Agy UT Pwr Supply Rev
            Ser B Rfdg (MBIA Insd)...................  5.750    07/01/19        9,050,815
     750    Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC
            Insd).................................... 10.375    09/15/15        1,026,825

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            UTAH (CONTINUED)
$  7,385    Utah St Muni Fin Co-op Loc Govt Rev Pool
            Cap Salt Lake (FSA Insd).................   *       03/01/09   $    4,604,105
   3,115    West Jordan, UT Multi-Family Rev
            Broadmoor Vlg Apts Proj Ser A Rfdg (FSA
            Insd)....................................  6.800%   01/01/15        3,221,471
   4,540    West Valley City, UT Muni Bldg Lease Ser
            A Rfdg (AMBAC Insd)......................  4.750    04/15/19        3,982,851
                                                                           --------------
                                                                               21,886,067
                                                                           --------------
            VIRGINIA  1.8%
   2,900    Danville, VA Indl Dev Auth Hosp Rev
            Danville Regl Med Cent (AMBAC Insd)......  5.200    10/01/18        2,761,322
   4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...  6.800    03/01/14        4,273,920
   5,000    Richmond, VA (FSA Insd) (a)..............  5.500    01/15/16        4,867,800
   5,000    Richmond, VA (FSA Insd) (a)..............  5.500    01/15/17        4,837,900
   5,000    Richmond, VA (FSA Insd) (a)..............  5.500    01/15/18        4,806,550
                                                                           --------------
                                                                               21,547,492
                                                                           --------------
            WASHINGTON  1.3%
   2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
            Rapids Hydro Elec Rev Second Ser C Rfdg
            (AMBAC Insd).............................  6.000    01/01/17        2,402,738
   1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
            Hydro Elec Rev Second Ser C Rfdg (AMBAC
            Insd)....................................  6.000    01/01/17        1,054,735
     350    Pierce Cnty, WA Swr Rev Ser A (MBIA
            Insd)....................................  9.000    02/01/05          410,480
   5,000    Spokane, WA Regl Solid Waste Mgmt Sys Rev
            (AMBAC Insd).............................  6.250    12/01/11        5,212,550
   3,090    Washington St Pub Pwr Supply Sys Nuclear
            Proj No 1 Rev Proj No 1 Rev Ser A Rfdg
            (AMBAC Insd).............................  5.700    07/01/09        3,187,057
   3,015    Washington St Pub Pwr Supply Sys Nuclear
            Proj No 2 Rev Ser C Rfdg (MBIA Insd).....   *       07/01/04        2,428,040
                                                                           --------------
                                                                               14,695,600
                                                                           --------------
            WISCONSIN  1.8%
   1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)......  5.400    12/01/16        1,330,223
   1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)......  5.500    12/01/18        1,476,675
   3,920    University of Wisconsin Hosps & Clinics
            Auth Rev (FSA Insd)......................  6.200    04/01/29        4,018,980
  12,490    Wisconsin St Hlth & Edl Fac Auth Rev
            Aurora Med Group Inc Proj (FSA Insd)
            (b)......................................  5.750    11/15/25       12,075,082

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

   PAR
 AMOUNT                                                                        MARKET
  (000)                    DESCRIPTION                COUPON    MATURITY       VALUE
            WISCONSIN (CONTINUED)
$  1,000    Wisconsin St Hlth & Edl Fac Auth Rev Med
            College of WI Inc Proj (MBIA Insd).......  5.500%   03/01/17   $      968,410
   1,000    Wisconsin St Hlth & Edl Fac Auth Rev Med
            College of WI Inc Proj (MBIA Insd).......  5.750    03/01/27          980,360
                                                                           --------------
                                                                               20,849,730
                                                                           --------------
            WYOMING  0.2%
   2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
            (AMBAC Insd).............................  6.700    05/01/12        2,108,800
                                                                           --------------

            PUERTO RICO  0.3%
   3,000    Puerto Rico Indl Tourist Edl Med &
            Environmental Ctl Fac Hosp Aux (MBIA
            Insd)....................................  6.250    07/01/16        3,136,320
                                                                           --------------

TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $1,112,177,002).................................................    1,147,981,463
SHORT-TERM INVESTMENTS  2.4%
  (Cost $28,500,000)....................................................       28,500,000
                                                                           --------------

TOTAL INVESTMENTS  100.3%
  (Cost $1,140,677,002).................................................    1,176,481,463
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)...........................       (3,968,787)
                                                                           --------------

NET ASSETS  100.0%......................................................   $1,172,512,676
                                                                           ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments, and open futures transactions.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,140,677,002).....................  $1,176,481,463
Cash........................................................         968,381
Receivables:
  Interest..................................................      16,988,459
  Investments Sold..........................................       2,623,962
  Fund Shares Sold..........................................         567,475
Other.......................................................          58,387
                                                              --------------
    Total Assets............................................   1,197,688,127
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      20,373,943
  Income Distributions......................................       1,649,843
  Fund Shares Repurchased...................................       1,313,681
  Distributor and Affiliates................................         635,234
  Investment Advisory Fee...................................         499,814
  Variation Margin on Futures...............................         167,063
Accrued Expenses............................................         280,506
Trustees' Deferred Compensation and Retirement Plans........         255,367
                                                              --------------
    Total Liabilities.......................................      25,175,451
                                                              --------------
NET ASSETS..................................................  $1,172,512,676
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,146,354,721
Net Unrealized Appreciation.................................      34,944,873
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (353,669)
Accumulated Net Realized Loss...............................      (8,433,249)
                                                              --------------
NET ASSETS..................................................  $1,172,512,676
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,114,057,279 and 61,717,985 shares of
    beneficial interest issued and outstanding).............  $        18.05
    Maximum sales charge (4.75%* of offering price).........             .90
                                                              --------------
    Maximum offering price to public........................  $        18.95
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,994,889 and 2,825,348 shares of
    beneficial interest issued and outstanding).............  $        18.05
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,460,508 and 413,685 shares of
    beneficial interest issued and outstanding).............  $        18.03
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  35,412,166
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      2,990,386
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,315,163, $264,030 and $39,876,
  respectively).............................................      1,619,069
Shareholder Services........................................        659,819
Trustees' Fees and Related Expenses.........................         62,930
Legal.......................................................         49,770
Custody.....................................................         46,249
Other.......................................................        290,308
                                                              -------------
    Total Operating Expenses................................      5,718,531
    Less Credits Earned on Cash Balances....................         26,464
                                                              -------------
    Net Operating Expenses..................................      5,692,067
    Interest Expense........................................          7,666
                                                              -------------
NET INVESTMENT INCOME.......................................  $  29,712,433
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (3,017,138)
  Futures...................................................       (912,020)
                                                              -------------
Net Realized Loss...........................................     (3,929,158)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     33,264,766
                                                              -------------
  End of the Period:
    Investments.............................................     35,804,461
    Futures.................................................       (859,588)
                                                              -------------
                                                                 34,944,873
                                                              -------------
Net Unrealized Appreciation During the Period...............      1,680,107
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $  (2,249,051)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  27,463,382
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended
September 30, 1999 (Unaudited)

                                                       SIX MONTHS        YEAR ENDED
                                                       MARCH 31,         SEPT. 30,
                                                          2000              1999
                                                     --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $   29,712,433    $   63,141,708
Net Realized Loss..................................      (3,929,158)       (2,623,262)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       1,680,107      (109,883,410)
                                                     --------------    --------------
Change in Net Assets from Operations...............      27,463,382       (49,364,964)
                                                     --------------    --------------
Distributions from Net Investment Income:
  Class A Shares...................................     (28,299,100)      (60,158,791)
  Class B Shares...................................      (1,110,962)       (2,628,280)
  Class C Shares...................................        (168,124)         (320,563)
                                                     --------------    --------------
                                                        (29,578,186)      (63,107,634)
                                                     --------------    --------------
Distributions from Net Realized Gain:
  Class A Shares...................................        (241,389)      (15,893,768)
  Class B Shares...................................         (40,419)         (826,371)
  Class C Shares...................................         (21,049)          (90,442)
                                                     --------------    --------------
                                                           (302,857)      (16,810,581)
                                                     --------------    --------------
Total Distributions................................     (29,881,043)      (79,918,215)
                                                     --------------    --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      (2,417,661)     (129,283,179)
                                                     --------------    --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      89,772,483       692,548,007
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      21,196,291        57,008,999
Cost of Shares Repurchased.........................    (179,461,985)     (809,433,864)
                                                     --------------    --------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.............................     (68,493,211)      (59,876,858)
                                                     --------------    --------------
TOTAL DECREASE IN NET ASSETS.......................     (70,910,872)     (189,160,037)
NET ASSETS:
Beginning of the Period............................   1,243,423,548     1,432,583,585
                                                     --------------    --------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $353,669 and $487,916, respectively)..........  $1,172,512,676    $1,243,423,548
                                                     ==============    ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                    NINE
                               MONTHS       YEAR       MONTHS
                                ENDED       ENDED       ENDED        YEAR ENDED DECEMBER 31,
       CLASS A SHARES         MARCH 31,   SEPT. 30,   SEPT. 30,   ------------------------------
                                2000        1999        1998        1997       1996       1995
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 18.081    $ 19.956    $ 19.631    $ 19.238   $ 19.549   $ 17.572
                              --------    --------    --------    --------   --------   --------
  Net Investment Income.....      .445        .914        .710        .974       .980      1.021
  Net Realized and
    Unrealized Gain/Loss....     (.026)     (1.641)       .371        .551      (.304)     1.982
                              --------    --------    --------    --------   --------   --------
Total from Investment
  Operations................      .419       (.727)      1.081       1.525       .676      3.003
                              --------    --------    --------    --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .444        .914        .720        .971       .987      1.026
  Distributions from Net
    Realized Gain...........      .005        .234        .036        .161        -0-        -0-
                              --------    --------    --------    --------   --------   --------
Total Distributions.........      .449       1.148        .756       1.132       .987      1.026
                              --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 18.051    $ 18.081    $ 19.956    $ 19.631   $ 19.238   $ 19.549
                              ========    ========    ========    ========   ========   ========

Total Return (a)............     2.39%*     (3.80%)      5.61%*      8.19%      3.65%     17.49%
Net Assets at End of the
  Period (In millions)......  $1,114.0    $1,178.3    $1,353.9    $1,283.5   $1,283.7   $1,365.4
Ratio of Expenses to Average
  Net Assets (b)............      .94%        .92%        .90%        .92%       .95%       .88%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     5.11%       4.77%       4.85%       5.07%      5.11%      5.44%
Portfolio Turnover..........       37%*        92%         62%*        82%        92%        70%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                    NINE
                               MONTHS       YEAR       MONTHS
                                ENDED       ENDED       ENDED        YEAR ENDED DECEMBER 31,
       CLASS B SHARES         MARCH 31,   SEPT. 30,   SEPT. 30,   ------------------------------
                                2000        1999        1998        1997       1996       1995
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 18.084    $ 19.957    $ 19.634    $ 19.240   $ 19.549   $ 17.563
                              --------    --------    --------    --------   --------   --------
  Net Investment Income.....      .388        .769        .598        .826       .832       .890
  Net Realized and
    Unrealized Gain/Loss....     (.046)     (1.643)       .370        .551      (.304)     1.978
                              --------    --------    --------    --------   --------   --------
Total from Investment
  Operations................      .342       (.874)       .968       1.377       .528      2.868
                              --------    --------    --------    --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .372        .765        .609        .822       .837       .882
  Distributions from Net
    Realized Gain...........      .005        .234        .036        .161        -0-        -0-
                              --------    --------    --------    --------   --------   --------
Total Distributions.........      .377        .999        .645        .983       .837       .882
                              --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 18.049    $ 18.084    $ 19.957    $ 19.634   $ 19.240   $ 19.549
                              ========    ========    ========    ========   ========   ========

Total Return (a)............     1.97%*     (4.60%)      5.07%*      7.36%      2.83%     16.67%
Net Assets at End of the
  Period (In millions)......  $   51.0    $   56.8    $   71.9    $   70.1   $   71.6   $   75.3
Ratio of Expenses to Average
  Net Assets (b)............     1.72%       1.68%       1.66%       1.69%      1.74%      1.67%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     4.37%       3.99%       4.08%       4.29%      4.38%      4.69%
Portfolio Turnover..........       37%*        92%         62%*        82%        92%        70%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                    NINE
                               MONTHS       YEAR       MONTHS
                                ENDED       ENDED       ENDED        YEAR ENDED DECEMBER 31,
       CLASS C SHARES         MARCH 31,   SEPT. 30,   SEPT. 30,   ------------------------------
                                2000        1999        1998        1997       1996       1995
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 18.080    $ 19.952    $ 19.630    $ 19.239   $ 19.548   $ 17.568
                              --------    --------    --------    --------   --------   --------
  Net Investment Income.....      .385        .763        .594        .822       .830       .883
  Net Realized and
    Unrealized Gain/Loss....     (.054)     (1.636)       .373        .552      (.302)     1.979
                              --------    --------    --------    --------   --------   --------
Total from Investment
  Operations................      .331       (.873)       .967       1.374       .528      2.862
                              --------    --------    --------    --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .372        .765        .609        .822       .837       .882
  Distributions from Net
    Realized Gain...........      .005        .234        .036        .161        -0-        -0-
                              --------    --------    --------    --------   --------   --------
Total Distributions.........      .377        .999        .645        .983       .837       .882
                              --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 18.034    $ 18.080    $ 19.952    $ 19.630   $ 19.239   $ 19.548
                              ========    ========    ========    ========   ========   ========

Total Return (a)............     1.86%*     (4.55%)      5.02%*      7.36%      2.83%     16.60%
Net Assets at End of the
  Period (In millions)......  $    7.5    $    8.3    $    6.8    $    5.6   $    4.9   $    5.1
Ratio of Expenses to Average
  Net Assets (b)............     1.72%       1.68%       1.66%       1.69%      1.74%      1.67%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     4.37%       3.99%       4.06%       4.29%      4.37%      4.68%
Portfolio Turnover                 37%*        92%         62%*        82%        92%        70%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,140,680,722; the aggregate gross unrealized appreciation is $50,816,530 and the aggregate gross unrealized depreciation is $15,015,789, resulting in net unrealized appreciation on long- and short-term investments of $35,800,741.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $26,464 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .525 of 1%
Next $500 million...........................................  .500 of 1%
Next $500 million...........................................  .475 of 1%
Over $1.5 billion...........................................  .450 of 1%

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $19,200 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $104,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $480,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $1,084,338,402, $53,730,690 and $8,285,629 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    4,831,561       85,316,437
  Class B...............................................      147,070        2,605,666
  Class C...............................................      103,979        1,850,380
                                                          -----------    -------------
Total Sales.............................................    5,082,610       89,772,483
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,154,469    $  20,471,954
  Class B...............................................       34,475          611,572
  Class C...............................................        6,362          112,765
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,195,306    $  21,196,291
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,436,792)    (167,905,766)
  Class B...............................................     (495,050)      (8,780,442)
  Class C...............................................     (156,680)      (2,775,777)
                                                          -----------    -------------
Total Repurchases.......................................  (10,088,522)    (179,461,985)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $1,146,455,777, $59,293,894 and
$9,098,261 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   34,531,055    $ 665,555,139
  Class B...............................................      613,802       11,864,633
  Class C...............................................      778,739       15,128,235
                                                          -----------    -------------
Total Sales.............................................   35,923,596    $ 692,548,007
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,854,181    $  54,768,276
  Class B...............................................      101,275        1,947,040
  Class C...............................................       15,346          293,683
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,970,802    $  57,008,999
                                                          ===========    =============
Repurchases:
  Class A...............................................  (40,059,533)   $(773,708,764)
  Class B...............................................   (1,177,316)     (22,609,500)
  Class C...............................................     (676,622)     (13,115,600)
                                                          -----------    -------------
Total Repurchases.......................................  (41,913,471)   $(809,433,864)
                                                          ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 136,807 and 672,438 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $31,000 and CDSC on redeemed shares of approximately $82,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $433,931,532 and $516,105,572, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 2000 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................      -0-
  Futures Opened............................................    2,564
  Futures Closed............................................   (2,078)
                                                               ------
Outstanding at March 31, 2000...............................      486
                                                               ======

    The futures contracts outstanding as of March 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                          APPRECIATION/
                        DESCRIPTION                           CONTRACTS   (DEPRECIATION)
Short Contracts -- Municipal Bond Index Futures June 2000
  (Current notional value $95,344 per contract).............     486        $(859,588)
                                                                 ===        =========

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $338,000.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 30, 2000. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended March 31, 2000 was approximately $243,155 with an average interest rate of 6.29%. At March 31, 2000, the Fund did not have any outstanding borrowings under the agreement.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

1 Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

RESULTS OF
SHAREHOLDER VOTES

1) A Joint Special Meeting of Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants.

With regard to the election of the following trustees by the shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  44,199,924            880,450
Jerry D. Choate.......................................  44,218,165            862,209
Linda Hutton Heagy....................................  44,208,207            872,167
R. Craig Kennedy......................................  44,226,581            853,793
Mitchell M. Merin.....................................  44,208,650            871,724
Jack E. Nelson........................................  44,193,502            886,873
Richard F. Powers, III................................  44,203,256            877,118
Phillip B. Rooney.....................................  44,221,128            859,247
Fernando Sisto........................................  44,052,219            928,156
Wayne W. Whalen.......................................  44,217,659            862,715
Suzanne H. Woolsey....................................  44,205,060            875,315
Paul G. Yovovich*.....................................  44,196,035            884,339

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accounts for the Fund, 43,699,939 shares voted for the proposal, 272,979 shares voted against and 1,107,455 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                           TOP FIVE STATES       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  PORTFOLIO OF INVESTMENTS      12
                      FINANCIAL STATEMENTS      36
             NOTES TO FINANCIAL STATEMENTS      42

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      51
     FUND OFFICERS AND IMPORTANT ADDRESSES      52
              RESULTS OF SHAREHOLDER VOTES      53

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    (.57%)     (.89%)     (.89%)
-------------------------------------------------------------------------
Six-month total return(2)                (5.27%)    (4.76%)    (1.86%)
-------------------------------------------------------------------------
One-year total return(2)                 (8.17%)    (7.97%)    (5.24%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.71%      3.66%      3.92%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.53%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.65%      4.38%      3.89%
-------------------------------------------------------------------------
Commencement date                      06/28/85   05/01/93   08/13/93
-------------------------------------------------------------------------
Distribution rates(3)                     5.57%      5.08%      5.08%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   8.70%      7.94%      7.94%
-------------------------------------------------------------------------
SEC Yield(5)                              5.38%      4.81%      4.81%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1.00% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1.00% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1.00% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1.00% CDSC, charged on certain redemptions made within one year of purchase.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
[PIE CHART]

                                                                         AS OF MARCH 31, 2000
                                                                         --------------------
AAA/Aaa                                                                          20.3
AA/Aa                                                                               1
A/A                                                                               6.6
BBB/Baa                                                                          12.1
BB/Ba                                                                             2.9
B/B                                                                               0.5
CCC/Caa                                                                             0
Non-Rated                                                                        56.6

As of September 30, 1999
[PIE CHART]

                                                                       AS OF SEPTEMBER 30, 1999
                                                                       ------------------------
AAA/Aaa                                                                          28.1
AA/Aa                                                                             2.1
A/A                                                                               6.6
BBB/Baa                                                                          12.1
BB/Ba                                                                             2.6
B/B                                                                               0.4
CC/Ca                                                                             0.1
Non-Rated                                                                          48

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                         DISTRIBUTION HISTORY
                                                                         --------------------
10/99                                                                           0.0670
11/99                                                                           0.0670
12/99                                                                           0.0670
1/00                                                                            0.0655
2/00                                                                            0.0655
3/00                                                                            0.0655

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE STATES

(as a percentage of long-term investments -- March 31, 2000)

Illinois                                                    10.9%
---------------------------------------------------------------------
Texas                                                       10.6%
---------------------------------------------------------------------
California                                                   7.9%
---------------------------------------------------------------------
Pennsylvania                                                 7.8%
---------------------------------------------------------------------
Florida                                                      7.3%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
Industrial Revenue                                                            19                               16.2
Health Care                                                                 14.4                               12.5
Other Care                                                                  12.1                               11.6
Multi-Family Housing                                                        11.6                               10.3
Public Building                                                              7.2                                6.4

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN TAX FREE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DAVID C. JOHNSON, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1989 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices decline as interest rates rise, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate, a key short-term borrowing rate to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. A Treasury bond rally at the end of the reporting period may have been strengthened by the government's plan to buy back a significant amount of its outstanding Treasury debt.

Q   HOW DID THE MUNICIPAL
    MARKET RESPOND?

A   Unfortunately, municipals lagged
the Treasury market in the fourth quarter of 1999, and high yield municipals trailed the high-grade sector. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are actively making tax-related adjustments to their investment programs. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so they avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Municipal bond funds in general have been losing assets lately because they're competing with the soaring stock market for investors' interest.

Also, investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   DID MARKET CONDITIONS IMPROVE
    DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Also, the income component of municipals is still very competitive relative to Treasuries, as 30-year insured municipals have been providing 95 to 100 percent of the yield available on the 30-year Treasury bond. This suggests that investors can enjoy the tax-exempt status of their municipal bond investments while still earning an attractive level of income.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   Because the Fund invests a
significant portion of its assets in medium- and lower-rated and nonrated bonds, the last six months have been challenging. These sectors declined sharply in the fourth quarter of 1999 and January of 2000 as interest rates went up (driving prices down) and yield spreads widened significantly. For example, the difference between the yield offered on a BBB rated municipal bond and a AAA rated municipal bond increased from less than half a percentage point to well over a full percentage point. In a nutshell, the prices of lower-rated and nonrated bonds dropped more sharply than those of higher-rated bonds.

    This was especially true in the health-care sector. In fact, at one time we saw BBB rated hospital bonds trading with a spread of 1.75 percentage points over AAA rated hospital bonds. This is a reflection of the tough times we've seen in the health-care sector. With the uncertainties involved in managed care--who pays for what and how much--and the rising cost of services, many health-care providers are under tremendous profitability pressures. Due to these concerns, some of the market moved out of this sector, causing the sector to underperform.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Credit quality is always a concern
with the Fund. But we believe our in-depth research enabled us to find solid values, namely medium- and low-rated and nonrated bonds with attractive performance potential and limited risk.

    Over the past six months, we took advantage of declining prices in the nonrated sector to add some very attractive high-yielding issues to the portfolio, including some reputable names--such as Mountain States Health Care--with coupons as high as 8 percent or more. Our allocation to the nonrated sector actually increased during the reporting period to about 56 percent of long-term investments, up from 48 percent. Past performance is no guarantee of future results.

    Because of the pressures within the health-care sector, we relied on our strong research efforts to select the most creditworthy issues. We own a mix of investment-grade and noninvestment-grade securities in this sector, accounting for approximately 14 percent of the Fund's long-term investments.

    We also boosted our allocation to the industrial revenue sector of the market. About 19 percent of the Fund's long-term investments were invested in this category, which includes airlines and pollution-control bonds. Of course, not all the bonds in the Fund performed as favorably, nor is there any guarantee that any of the bonds mentioned in this report will continue to perform as well or will be held by the Fund in the future.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   For the reporting period, the
Fund's total return was above the average for its peer group, primarily because of its ability to maintain a favorable balance of investment-grade and noninvestment-grade securities within its portfolio. As of March 31, 2000, the Fund achieved a six-month total return of -0.57 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers High Yield Municipal Bond Index produced a total return of -1.31 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance is no guarantee of future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe when people tend to
invest in a fund like this with a long-term perspective, they often expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from federal income tax, rather than investing for capital appreciation.

    Although the Fund's monthly tax-exempt dividend was decreased to $.0655 from $.0670 per Class A share in January 2000, its distribution rate stood at 5.57 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 8.70 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   One of the key factors in the near
term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    We've seen quite a few credit-rating upgrades, indicating that the rating agencies are optimistic about the credit strength of municipal bond issuers--most likely because the economy continues to be strong. Ironically, since many bond issuers have surpluses from the strong economy, there isn't much pressure to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three more interest-rate hikes within the next quarter or two.

    Overall, we will continue to manage the Fund with a long-term perspective, relying on our research.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest-rate movements on net asset value. Typically, funds with shorter durations have performed better in rising-rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA rated. Recently, an A rated insurer has started to insure lower-quality municipal bonds, and those bonds are A rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE

          MUNICIPAL BONDS  96.7%
          ALABAMA  1.1%
$2,500    Houston Cnty, AL Hlthcare (AMBAC Insd)....  6.250%    10/01/30   $  2,560,875
 1,500    Mobile, AL Indl Dev Brd Pollution Ctl Rev
          Intl Paper Co Proj Rfdg...................  4.750     04/01/10      1,333,515
   240    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (d)...  6.950     01/01/20         78,196
 2,150    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................  5.650     11/01/22      1,728,965
 1,395    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................  5.600     11/01/16      1,162,509
   935    West Jefferson Cnty, AL Amusement & Pub
          Park Auth (Prerefunded @ 12/01/06) (b)....  7.500     12/01/08      1,035,326
 3,290    West Jefferson Cnty, AL Amusement & Pub
          Park Auth.................................  6.375     02/01/29      2,407,260
                                                                           ------------
                                                                             10,306,646
                                                                           ------------
          ALASKA  0.4%
 2,000    Juneau, AK City & Borough Nonrecourse
          Rev.......................................  6.875     12/01/25      1,860,380
 2,250    Seward, AK Rev AK Sealife Cent Proj.......  7.650     10/01/16      2,274,727
                                                                           ------------
                                                                              4,135,107
                                                                           ------------
          ARIZONA  2.4%
 6,169    Chandler, AZ Indl Dev Auth Rev Chandler
          Finl Cent Proj Ser 1986 (c) (g)...........  9.875     12/01/16      5,109,286
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Schs Proj 1 Ser A.........................  6.625     07/01/20        977,550
 4,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev......................  6.625     07/01/33      3,672,920
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev...................................  7.750     04/01/15      2,617,035
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Rfdg (FGIC Insd)..................   *        01/01/08      1,806,921
 1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg...........................  6.500     08/15/31      1,325,385
 2,420    Pima Cnty, AZ Indl Dev Auth Sr Living Facs
          Catilina Vlg Ser A Rev....................  6.500     07/01/29      2,033,961

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          ARIZONA (CONTINUED)
$2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev.......................................  6.625%    10/01/28   $  2,024,050
   305    Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser
          A......................................... 11.000     07/01/00        309,923
 1,900    Red Hawk Canyon Cmnty Facs Dist No 2 AZ
          Dist Assmt Rev............................  6.500     12/01/12      1,813,930
 1,000    Tuscon, AZ Indl Dev Auth Rev Clarion Santa
          Rita Hotel Ser A Rfdg.....................  6.375     12/01/16        909,280
                                                                           ------------
                                                                             22,600,241
                                                                           ------------
          ARKANSAS  0.2%
 2,000    Arkansas St Dev Fin Auth Hosp WA Regl Med
          Cent (a)..................................  7.250     02/01/20      2,005,140
                                                                           ------------

          CALIFORNIA  7.7%
 2,000    Abag Fin Auth For Nonprofit Corps CA Ctfs
          Partn.....................................  6.375     11/15/28      1,770,240
 4,330    California Edl Fac Auth Rev Cap Apprec
          Univ (AMBAC Insd).........................   *        10/01/23      1,097,915
 1,310    California Edl Fac Auth Rev Univ of La
          Verne.....................................  6.375     04/01/13      1,344,008
 1,000    Capistrano, CA Uni Sch Dist Cmnty Fac Dist
          Spl Tax (Prerefunded @ 09/01/07) (b)......  7.100     09/01/21      1,145,640
 1,470    Colton, CA Pub Fin Auth Rev Elec Sys Impts
          (Prerefunded @ 10/01/03) (b)..............  7.500     10/01/20      1,611,179
 5,000    Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (MBIA Insd).......................   *        09/01/17      1,893,050
 2,500    Corona, CA Ctfs Partn Vista Hosp Sys Inc
          Ser C.....................................  8.375     07/01/11      2,283,650
 3,465    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          CA Cent for the Arts (AMBAC Insd).........   *        09/01/15      1,367,843
 3,480    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          CA Cent for the Arts (AMBAC Insd).........   *        09/01/18      1,109,285
 6,000    Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev (MBIA Insd)...................   *        01/15/18      2,116,200
22,985    Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev...............................   *        01/15/24      5,094,395
 4,000    Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev (i)........................... 0/5.875    01/15/26      2,073,280
 3,000    Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev (i)........................... 0/5.875    01/15/27      1,533,450

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$15,000   Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev...............................   *        01/15/30   $  2,247,450
42,460    Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev...............................   *        01/15/31      5,969,027
35,000    Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev...............................   *        01/15/37      3,327,100
15,000    Foothill/Eastern Trans Corridor Agy CA
          Toll Rd Rev...............................   *        01/15/38      1,335,150
 2,705    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc.......................................  6.375%    11/01/28      2,314,939
   980    Indio, CA Pub Fin Auth Rev Tax
          Increment.................................  6.500     08/15/27        981,470
 1,990    Lake Elsinore, CA Pub Fin Auth Loc Agy
          Rev.......................................  7.100     09/01/20      2,063,789
 1,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A....................  7.375     09/01/27      1,483,335
 1,350    Riverside Cnty, CA Air Force Vlg West Inc
          Ser A Rfdg (Prerefunded @ 06/15/02) (b)...  8.125     06/15/20      1,477,075
 5,500    Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev (MBIA Insd).................   *        06/01/22      1,465,915
 8,255    Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev (MBIA Insd).................   *        06/01/26      1,715,637
 4,000    Sacramento, CA City Fin Auth Rev Sr
          Convention Cent Hotel Ser A...............  6.250     01/01/30      3,682,160
 2,300    San Francisco, CA City & Cnty (MBIA
          Insd).....................................  5.250     08/01/21      2,190,681
 7,625    San Francisco, CA City & Cnty Redev Agy
          Lease Rev Gains (Crossover Rfdg @
          07/01/04) (i)............................. 0/8.500    07/01/14      7,134,407
 2,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A 144A (f)................  6.400     12/01/41      1,786,800
 1,000    San Luis Obispo, CA Ctfs Partn Vista Hosp
          Sys Inc...................................  8.375     07/01/29        875,670
 9,635    San Ramon Valley, CA Uni Sch Dist Ser A
          (FGIC Insd)...............................   *        07/01/18      3,408,959
 1,500    Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg....................  6.000     09/01/12      1,529,160
 1,965    Vallejo, CA Ctfs Partn Touro Univ.........  7.250     06/01/16      1,954,920
 1,500    Ventura, CA Port Dist Ctfs Partn..........  6.375     08/01/28      1,442,895
                                                                           ------------
                                                                             72,826,674
                                                                           ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          COLORADO  4.3%
$2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A................................  6.375%    08/15/24   $  1,764,800
 1,590    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................  6.850     01/01/15      1,547,420
 1,060    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................  7.050     01/01/19      1,051,679
 6,200    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj (b)....................  9.000     01/01/25      6,811,072
 2,205    Denver, CO City & Cnty Arpt Rev Ser A
          (b).......................................  8.875     11/15/12      2,366,957
   795    Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01)..................  8.875     11/15/12        861,629
 2,500    Denver, CO City & Cnty Arpt Rev Ser D
          (b).......................................  7.750     11/15/13      2,907,075
 1,030    Eagle Riverview Affordable Housing Corp.
          Multi-Family Rev..........................  6.300     07/01/29        952,616
   331    East River Regl Santn Dist CO Var Rfdg
          (Var Rate Cpn)............................  8.250     12/01/08        334,929
 4,163    Himalaya Wtr & Santn Dist Adams Cnty, CO
          Genl Oblig Ltd Tax Rfdg Bond Ser 1995
          (d).......................................  9.500     02/15/07      3,335,430
 2,125    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A....................................  7.000     10/01/18      1,952,407
   870    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A................................  6.750     10/01/14        840,498
 1,915    Northern Metro Dist CO Adams Cnty Rfdg....  6.500     12/01/16      1,894,644
 4,392    Skyland Metro Dist CO Gunnison Cnty Rfdg
          (Var Rate Cpn) (g)........................  4.000     12/01/08      3,126,692
13,868    Tower Metro Dist Adams Cnty, CO Genl Oblig
          Ltd Tax Rfdg Bond Ser 1995 (d)............  9.500     12/01/24     11,094,445
                                                                           ------------
                                                                             40,842,293
                                                                           ------------
          CONNECTICUT  1.5%
 3,000    Connecticut St Spl Oblig Pkg Bradley Intl
          Arpt Ser A (a)............................  6.600     07/01/24      3,024,690
 2,980    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A (Prerefunded @ 09/01/07)
          (b) (f)...................................  6.400     09/01/11      3,269,000
 3,020    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser B, 144A (f).......................  6.400     09/01/11      3,139,139
 5,000    Stamford, CT Hsg Auth Multi-Family Rev
          Fairfield Apts Proj Rfdg..................  4.750     12/01/28      4,497,350
                                                                           ------------
                                                                             13,930,179
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          DELAWARE  0.2%
$2,225    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj................  6.250%    06/01/28   $  1,995,691
                                                                           ------------

          DISTRICT OF COLUMBIA  0.5%
 1,615    District of Columbia A-1 Rfdg (MBIA Insd)
          (b).......................................  6.500     06/01/10      1,766,326
    85    District of Columbia A-1 Rfdg (MBIA
          Insd).....................................  6.500     06/01/10         93,951
 1,000    District of Columbia Rev Methodist Home
          Issue.....................................  6.000     01/01/29        831,540
 2,000    District of Columbia Ser E (FSA Insd)
          (b).......................................  6.000     06/01/11      2,071,520
                                                                           ------------
                                                                              4,763,337
                                                                           ------------
          FLORIDA  7.1%
23,000    Dade Cnty, FL Gtd Entitlement Rev Cap
          Apprec Ser A Rfdg (MBIA Insd) (b).........   *        02/01/18      7,995,720
 4,585    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Cent (b)......................... 10.250     07/01/11      4,517,417
 1,935    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Cent Ser A....................... 10.250     07/01/11      1,906,478
 1,115    Fishhawk Cmnty, FL Dev Dist Spl Assmt
          Rev.......................................  7.625     05/01/18      1,142,730
 3,000    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C................................  6.610     07/01/38      2,781,090
 4,000    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apts Ser G................................  6.600     07/01/38      3,734,000
 3,000    Florida Hsg Fin Corp Rev Hsg Westbrook
          Apts Ser U1...............................  6.450     01/01/39      2,696,550
 4,000    Florida Hsg Fin Corp Rev Hsg Westchase
          Apts Ser B................................  6.610     07/01/38      3,729,720
 1,000    Heritage Harbor Cmnty Dev Dist Spl Assmt
          Ser A.....................................  6.700     05/01/19        964,010
 1,300    Heritage Harbor Cmnty Dev Dist FL Rev
          Rectl.....................................  7.750     05/01/19      1,238,510
   960    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev.................................  7.875     05/01/17        981,418
 3,000    Leon Cnty, FL Edl Facs Auth Rev Southgate
          Residence Hall Ser A Rfdg.................  6.750     09/01/28      2,888,130
 1,000    Northern Palm Beach Cnty Impt Dist FL Wtr
          Ctl & Impt Unit Dev 16 Rfdg...............  7.500     08/01/24        992,660
 1,500    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Tower................  8.750     07/01/26      1,629,975

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,300    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg.............  8.625%    07/01/20   $  1,418,820
 2,000    Orange Cnty, FL Hlth Facs Auth Westminster
          Cmnty Care................................  6.600     04/01/24      1,812,280
 7,000    Orlando, FL Util Comm Wtr & Elec Rev
          Linked Savrs & Ribs.......................  5.600     10/06/17      7,016,380
 2,395    Pinellas Cnty, FL Edl Fac Auth Rev College
          Harbor Proj Ser A.........................  8.250     12/01/21      2,441,535
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Ppty (b)........................  6.700     07/01/25      5,427,540
16,065    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (d) (g)....................... 10.000     12/15/11      6,426,000
   835    Tampa Palms, FL Open Space & Tran Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj.........  8.500     05/01/17        883,422
 1,000    University Square Cmnty Dev Dist FL Cap
          Impt Rev..................................  6.750     05/01/20        981,300
 1,625    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg............................  7.500     11/01/16      1,807,097
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg............................  7.625     11/01/26      2,302,520
                                                                           ------------
                                                                             67,715,302
                                                                           ------------
          GEORGIA  4.2%
 2,000    Americus Sumter Cnty, GA Hosp Auth Rev
          South GA Methodist Ser A Rfdg.............  6.375     05/15/29      1,723,440
 6,000    Atlanta, GA Arpt Rev Genl Ser A Rfdg (FGIC
          Insd) (a).................................  5.500     01/01/26      5,729,640
19,000    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser A................................  8.500     04/01/26     20,453,880
19,000    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser C (h)............................  2.400     04/01/26      2,802,500
 1,000    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A....  6.750     07/01/30        943,540
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj.........................  6.250     10/01/18      1,315,380
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj.........................  6.375     10/01/28      1,291,695

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          GEORGIA (CONTINUED)
$4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev.......................................  6.500%    02/01/28   $  3,751,240
 2,000    Fulton Cnty, GA Residential Care Sr Lien
          Rha Asstd Living A........................  7.000     07/01/29      1,791,300
                                                                           ------------
                                                                             39,802,615
                                                                           ------------
          HAWAII  0.7%
 2,360    Hawaii St Dept of Trans Spl Fac
          Continental Airls Inc.....................  5.625     11/15/27      1,940,864
 3,000    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)...............................   *        07/01/14      1,331,940
 4,245    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)...............................  4.500     07/01/28      3,400,202
                                                                           ------------
                                                                              6,673,006
                                                                           ------------
          IDAHO  0.6%
 1,000    Idaho Hlth Facs Auth Rev Vly Vista Care
          Ser A Rfdg................................  7.875     11/15/29        971,990
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc. ...............  8.250     11/01/02      4,362,694
                                                                           ------------
                                                                              5,334,684
                                                                           ------------
          ILLINOIS  10.6%
 1,000    Bolingbrook IL Cap Apprec Ser B (MBIA
          Insd).....................................   *        01/01/34        124,480
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).....................................   *        01/01/29        427,300
 1,790    Bridgeview, IL Tax Increment Rev Rfdg.....  9.000     01/01/11      2,052,629
25,800    Chicago IL Brd Ed Cap Apprec Sch Reform
          Ser B-1 (FGIC Insd).......................   *        12/01/22      6,623,118
 3,000    Chicago, IL Proj Ser A Rfdg (FGIC Insd)...  5.375     01/01/34      2,768,220
 3,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd)...............................   *        01/01/25      2,017,920
 3,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A (b).........  7.875     11/01/25      3,079,920
22,345    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84A (b).........  8.850     05/01/18     23,323,934
 2,505    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B (b)................  8.950     05/01/18      2,614,669
 3,375    Chicago, IL Rev Chatham Ridge Tax
          Increment................................. 10.250     01/01/07      3,461,434
   960    Chicago, IL Tax Increment (b).............  7.250     01/01/14        982,349
10,000    Chicago, IL Wastewtr Trans Rev Cap Apprec
          Rfdg Ser A (MBIA Insd)....................   *        01/01/22      2,712,200

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,285    Du Page Cnty, IL Cmnty High Sch Dist No
          099 Downers Grove (FSA Insd)..............   *        12/01/11   $    675,396
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A.........................................  5.875%    11/15/29      1,209,315
 2,000    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg.......................  6.550     11/15/29      1,789,100
 2,000    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A..........................  8.500     12/01/15      2,205,320
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................  6.250     03/01/09        269,954
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................  6.500     03/01/29      2,447,389
 1,000    Huntley, IL Spl Svc Area No 7 Spl Tax.....  6.300     03/01/28        905,210
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj..............................  8.000     11/15/16      1,452,995
 1,000    Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj...........................  7.500     08/15/26      1,018,180
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg..........................  7.400     08/15/23      3,008,880
 4,145    Illinois Hlth Fac Auth Rev Glenoaks Med
          Cent Ser D (b)............................  9.500     11/15/15      4,367,586
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @ 02/15/05)
          (b).......................................  8.000     02/15/25      1,131,220
 4,685    Illinois Hlth Fac Auth Rev Midwest
          Physician Group Ltd Proj (Prerefunded @
          11/15/04) (b).............................  8.100     11/15/14      5,312,509
 2,000    Illinois Hlth Facs Auth Rev...............  7.500     01/01/11      1,804,540
 1,440    Illinois Hlth Facs Auth Rev Silver Cross
          Hosp & Med Rfdg...........................  5.500     08/15/19      1,253,203
 4,175    Illinois Hlth Facs Auth Rev Silver Cross
          Hosp & Med Rfdg...........................  5.500     08/15/25      3,520,569
 4,575    Illinois Hlth Facs Auth Rev West Suburban
          Hosp Ser A Rfdg...........................  5.750     07/01/20      3,819,484
 1,000    Illinois Hlth Facs Auth Rev Central
          Baptist Home Project......................  7.125     11/15/29        949,290
 1,800    Peoria, IL Spl Tax Weaver Ridge Spl Svc
          Area......................................  8.050     02/01/17      1,887,552
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd)
          (b).......................................  8.000     06/01/17      2,648,750
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (d)............................  8.375     10/15/16      1,778,906

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (d)............................  8.375%    10/15/16   $    696,094
   613    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C................................  7.250     10/15/09        588,885
 2,652    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C................................  7.250     10/15/24      2,493,071
   619    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser D................................   *        10/15/09        290,813
 1,705    St Charles, IL Spl Svc Area No 21.........  6.625     03/01/28      1,552,010
 1,000    Sterling, IL Rev Hoosier Care Proj Ser
          A.........................................  7.125     06/01/34        910,430
   470    Will Cnty, IL Forest Presv Dist Ser B
          (FGIC Insd)...............................   *        12/01/13        220,651
                                                                           ------------
                                                                            100,395,475
                                                                           ------------
          INDIANA  1.5%
   825    Crawfordsville, IN Redev Comm Redev Dist
          Tax Increment Rev.........................  7.000     02/01/12        804,672
 2,000    East Chicago, IN Exempt Fac Inland Steel
          Co Proj No 14.............................  6.700     11/01/12      1,830,700
 1,995    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................  7.125     06/01/34      1,816,308
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................  6.400     12/01/33      2,542,260
   980    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................  6.300     12/01/23        843,790
 4,000    Indiana St Dev Fin Auth Pollutn Ctl Rev
          Inland Steel Co Proj No 13 Rfdg (b).......  7.250     11/01/11      3,843,200
 2,000    Jasper Cnty, IN Econ Dev Rev..............  5.600     04/01/29      1,704,480
 1,000    South Bend, IN Econ Dev Rev Ser A.........  6.250     11/15/29        860,320
                                                                           ------------
                                                                             14,245,730
                                                                           ------------
          IOWA  0.1%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove.....................................  5.875     07/01/28      1,222,095
                                                                           ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          KANSAS  0.3%
$  480    Kansas City, KS Crawford Cnty Leavenworth
          Single Family Mtg Rev (AMBAC Insd)........   *        04/01/16   $     87,058
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A.....................................  8.000%    07/01/16      1,033,100
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................  8.000     07/01/16      1,038,160
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg,
          Inc. Ser A................................  8.000     05/15/30        986,970
                                                                           ------------
                                                                              3,145,288
                                                                           ------------
          KENTUCKY  0.7%
 2,300    Jefferson Cnty, KY Hosp Rev (MBIA Insd)
          (Inverse Fltg)............................  7.364     10/01/08      2,507,000
   900    Jefferson Cnty, KY Hosp Rev (Prerefunded @
          10/01/02) (MBIA Insd) (Inverse Fltg)......  7.364     10/01/08        991,125
 1,000    Kenton Cnty, KY Aprt Brd Spl Facs Rev
          Mesaba Aviation Inc Proj Ser A............  6.700     07/01/29        950,010
 2,500    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Pkg & Plaza A 1.......................  8.500     01/01/27      2,510,100
                                                                           ------------
                                                                              6,958,235
                                                                           ------------
          LOUISIANA  2.0%
 5,755    Jefferson, LA Sales Tax Dist Spl Sales Tax
          Rev (FSA Insd)............................   *        12/01/14      2,556,371
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A..........................  7.125     01/01/28      3,733,000
 2,000    Louisiana Loc Govt Envir Facs Hlthcare
          Saint James Place Ser A Rfdg..............  8.000     11/01/29      1,960,960
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare..................................  6.375     10/01/20        876,560
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare..................................  6.375     10/01/28        847,900
 4,875    Louisiana St Hlth Edl Auth Rev Lambeth
          House A Rfdg..............................  5.250     01/01/05      4,664,839
 3,862    Louisiana St Univ Agric & Mech College
          Univ Rev..................................  5.750     10/30/18      3,461,901
 1,435    Webster Parish, LA Pollutn Ctl Rev Intl
          Paper Co Proj Ser B Rfdg..................  5.200     03/01/13      1,288,601
                                                                           ------------
                                                                             19,390,132
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          MAINE  0.1%
$   25    Maine Hlth & Higher Edl Facs Auth Rev Ser
          B (FSA Insd)..............................  7.000%    07/01/24   $     27,463
 1,225    Maine Hlth & Higher Edl Facs Auth Rev Ser
          B (Prerefunded @ 07/01/04) (FSA Insd).....  7.000     07/01/24      1,345,662
                                                                           ------------
                                                                              1,373,125
                                                                           ------------
          MARYLAND  1.3%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A................................  7.250     11/01/29        921,150
 2,000    Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser B Rfdg......  7.500     06/01/15      2,035,620
 1,500    Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth..................................  6.625     07/01/25      1,417,500
 1,015    Maryland St Econ Dev Corp Rev Air Cargo
          BWI LLC Proj..............................  6.250     07/01/07        990,681
 1,260    Maryland St Econ Dev Corp Rev Air Cargo
          BWI LLC Proj..............................  6.500     07/01/24      1,186,794
 3,000    Montgomery Cnty, MD Econ Dev Editorial
          Projs In Edl Ser A........................  6.400     09/01/28      2,664,450
 3,000    Prince Georges Cnty, MD Spl Oblig Spl
          Assmt Woodview Ser A......................  8.000     07/01/26      3,249,720
                                                                           ------------
                                                                             12,465,915
                                                                           ------------
          MASSACHUSETTS  3.3%
 1,000    Massachusetts St Dev Fin Agy Mchsp Human
          Svs Providers A...........................  8.000     07/01/20      1,000,000
 3,945    Massachusetts St Dev Fin Agy New England
          Center For Children (b)...................  6.000     11/01/19      3,324,530
 2,000    Massachusetts St Dev Fin Agy Rev Health
          Care Facility Alliance Ser A..............  7.100     07/01/32      1,877,680
 2,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Cent Inc. .............................  6.375     07/01/29      1,908,240
 7,000    Massachusetts St Hlth & Edl Fac Auth Rev
          New England Med Cent Hosp Ser G (Embedded
          Swap) (MBIA Insd) (b).....................  5.000     07/01/13      6,594,560
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)............  6.650     07/01/19      1,989,020
   780    Massachusetts St Indl Fin Agy First Mtg
          Pilgrim Inc Proj..........................  6.500     10/01/15        698,069
 1,270    Massachusetts St Indl Fin Agy Rev Grtr
          Lynn Mental Hlth..........................  6.200     06/01/08      1,191,031
 2,965    Massachusetts St Indl Fin Agy Grtr Lynn
          Mental Hlth...............................  6.375     06/01/18      2,635,262

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)
$  575    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...........................  8.000%    12/01/06   $    603,106
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...........................  8.375     12/01/13      1,189,486
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...........................  8.500     12/01/20        742,946
 6,100    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting........................  9.250     06/01/10      6,180,215
 2,000    Massachusetts St Indl Fin Agy Trustees
          Deerfield Academy.........................  6.750     10/01/28      1,742,880
                                                                           ------------
                                                                             31,677,025
                                                                           ------------
          MICHIGAN  2.8%
 2,000    Battle Creek, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @ 05/01/04)
          (b).......................................  7.600     05/01/16      2,224,920
 5,000    Detroit, MI Downtown Dev Auth Tax
          Increment Rev (MBIA Insd).................  4.750     07/01/25      4,252,400
 1,000    Detroit, MI Loc Dev Fin Auth Ser C........  6.850     05/01/21        968,030
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd).........................  7.314     07/01/23      2,879,125
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A.............  7.500     07/01/13      2,411,486
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A.............  7.750     07/01/19      3,506,798
 3,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A..........................  5.250     08/15/23      2,225,220
 4,250    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A..........................  5.250     08/15/28      3,061,487
 8,774    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (e).........  8.000     12/01/27      4,387,043
   525    Saint Clair Cnty, MI Econ Dev Corp Kmart
          Proj......................................  9.500     02/01/06        530,156
                                                                           ------------
                                                                             26,446,665
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          MINNESOTA  0.9%
$1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Pf Ser A...................  6.000%    10/01/28   $    833,130
 2,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.................  6.000     10/01/33      1,651,640
 1,425    Columbia Heights, MN Multi-Family Crest
          View Corp Proj............................  6.000     03/01/33      1,176,223
   500    Dakota Cnty, MN Hsg & Redev...............  6.000     11/01/09        475,505
 2,500    Dakota Cnty, MN Hsg & Redev...............  6.250     05/01/29      2,291,225
   815    Little Canada, MN Fac Rev Hsg Alt Dev Co
          Proj Ser A................................  6.100     12/01/17        755,970
 1,500    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2...............  7.375     08/01/29      1,460,175
                                                                           ------------
                                                                              8,643,868
                                                                           ------------
          MISSOURI  1.7%
   580    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................  7.250     04/01/07        568,185
 3,095    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................  7.625     04/01/17      2,992,896
   675    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................  7.625     04/01/18        652,124
   905    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg......  8.250     12/01/15        945,490
 4,135    Missouri St Hlth & Edl Fac Rev Bjc Hlth
          Sys (MBIA Insd)...........................  5.000     05/15/38      3,488,369
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Facs
          Rev.......................................  6.500     12/01/28      4,299,250
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)
          (b).......................................  6.000     06/01/15      1,074,960
 2,000    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj..........................  6.150     12/01/33      1,790,260
                                                                           ------------
                                                                             15,811,534
                                                                           ------------
          NEBRASKA  0.3%
 1,400    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)
          (b).......................................  9.507     10/17/23      1,485,750
 1,200    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)
          (b)....................................... 10.669     09/10/30      1,263,000
                                                                           ------------
                                                                              2,748,750
                                                                           ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          NEVADA  0.5%
$3,000    Clark Cnty, NV Indl Dev Rev Adj NV Power
          Co Proj Ser C Rfdg........................  5.500%    10/01/30   $  2,501,070
 1,945    Reno, NV Redev Agy Tax Alloc Downtown
          Redev Proj Ser E Rfdg (Prerefunded @
          09/01/03).................................  5.600     09/01/09      2,004,070
                                                                           ------------
                                                                              4,505,140
                                                                           ------------
          NEW HAMPSHIRE  1.3%
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............  7.350     01/01/18      2,042,200
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............  7.450     01/01/25      2,036,100
 4,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Hosp Catholic Med Cent Rfdg (b).......  8.250     07/01/13      4,085,320
 3,285    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Vly Regl Hosp.........................  7.350     04/01/23      3,286,971
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A.............  6.875     10/01/19        940,380
                                                                           ------------
                                                                             12,390,971
                                                                           ------------
          NEW JERSEY  1.9%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig...........................  8.400     04/01/24      2,264,797
 2,000    New Jersey Econ Dev Auth Assisted Living
          Rev.......................................  6.750     08/01/30      1,769,460
 1,000    New Jersey Econ Dev Auth Econ Dev Rev.....  6.375     04/01/18        974,450
 1,820    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A................................  6.125     06/01/18      1,641,422
 2,000    New Jersey Econ Dev Auth Rev Sr Living
          Facs Esplandade...........................  7.000     06/01/39      1,798,160
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................  8.500     11/01/16      1,058,460
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................  8.625     11/01/25      1,593,840
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @ 05/15/06)
          (b).......................................  8.750     05/15/26      3,626,670
   500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Ser A Rfdg...........................  6.000     05/15/28        414,820

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$1,650    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Cent Issue Rfdg...........  7.250%    07/01/14   $  1,557,616
 1,275    New Jersey St Edl Fac Auth Rev Felician
          College of Lodi Ser D.....................  7.375     11/01/22      1,326,089
                                                                           ------------
                                                                             18,025,784
                                                                           ------------
          NEW MEXICO  0.7%
 4,000    Albuquerque, NM Retirement Facs Rev Vida
          Liena Proj Ser B Rfdg.....................  6.600     12/15/28      3,485,040
 2,160    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B1..................  6.600     10/15/28      2,006,273
 1,500    New Mexico St Hosp Equip Ln Memorial Med
          Cent Inc (ACA Insd).......................  5.500     06/01/28      1,305,090
                                                                           ------------
                                                                              6,796,403
                                                                           ------------
          NEW YORK  4.4%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A..........................  6.875     06/01/39        900,510
 2,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev...................................  6.375     12/01/37      2,071,680
 2,000    Huntington, NY Hsg Auth Sr Hsg Fac Rev
          Gurwin Jewish Sr Residences Ser A.........  6.000     05/01/29      1,632,440
 1,500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg..............  7.500     03/01/26      1,560,270
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A..................  6.250     03/01/28        784,650
 3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)
          (b).......................................  6.250     11/15/06      3,191,010
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)
          (b).......................................  6.375     11/15/07      1,611,825
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)
          (b).......................................  6.500     11/15/09      2,159,320
 2,000    New York City Indl Dev Agy Field Hotel
          Assoc Lp JFK Rfdg.........................  6.000     11/01/28      1,728,920
 5,000    New York City Ser A (b)...................  7.000     08/01/07      5,535,500
 3,000    New York City Ser D Rfdg (b)..............  8.000     02/01/05      3,362,100
10,330    New York City Subser A1 (Embedded Swap)...  5.585     08/01/12     10,380,824
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)........................  8.224     04/01/20      2,640,625
 1,000    New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent
          Ser B.....................................  5.500     04/01/01      1,010,500

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          NEW YORK (CONTINUED)
$  750    New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent
          Ser B.....................................  5.250%    04/01/02   $    755,295
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg
          Rev.......................................  6.875     06/01/39      1,798,780
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev.................  7.250     11/01/28        973,500
                                                                           ------------
                                                                             42,097,749
                                                                           ------------
          NORTH CAROLINA  0.5%
 5,510    Charlotte, NC Spl Facs Rev Charlotte
          Douglas Intl Rfdg.........................  5.600     07/01/27      4,435,385
                                                                           ------------

          NORTH DAKOTA  0.2%
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................  6.250     12/01/34        855,350
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................  6.375     12/01/34        870,850
                                                                           ------------
                                                                              1,726,200
                                                                           ------------
          OHIO  1.9%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp................................  5.375     11/15/24      1,178,400
 3,750    Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Proj............................  5.375     09/15/27      2,980,500
 2,250    Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Rfdg............................  5.700     12/01/19      1,942,043
 1,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Park Lane Apts Proj Ser A.................  8.250     07/01/28      1,545,000
 2,760    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj......................................  6.300     04/01/22      2,546,210
 2,000    East Liverpool, OH Hosp Rev East Liverpool
          City Hosp Ser A (Prerefunded @ 10/01/01)
          (b).......................................  8.125     10/01/11      2,140,640
 2,000    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg.......................  6.400     08/01/28      1,736,560
 2,500    Ohio St Solid Waste Rev CSC Ltd Proj......  8.500     08/01/22      2,370,875
 3,700    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj...............................  8.250     10/01/14      1,222,517
 1,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj...............................  9.000     06/01/21        330,380
                                                                           ------------
                                                                             17,993,125
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          OKLAHOMA  0.6%
$11,030   McAlester, OK Pub Wks Auth Util Sys Rev
          (FSA Insd)................................   *        02/01/30   $  1,723,438
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg...........................  7.000%    04/01/25        936,980
 3,250    Tulsa Cnty, OK Pub Facs Auth..............  6.250     11/01/22      3,222,602
                                                                           ------------
                                                                              5,883,020
                                                                           ------------
          OREGON  1.1%
 2,000    Clackamas Cnty, OR Hosp Fac Auth Rev
          Willamette View Inc Proj Ser A............  7.500     11/01/29      1,952,280
 1,245    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg.......................................  6.000     08/01/14      1,106,021
 2,145    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg.......................................  6.875     08/01/28      1,873,786
 4,000    Oregon St Hlth Hsg Edl & Cultural Facs
          Auth......................................  7.250     06/01/28      3,780,320
 1,750    Salem Keizer, OR Sch Dist No 24J..........  5.000     06/01/13      1,698,147
                                                                           ------------
                                                                             10,410,554
                                                                           ------------
          PENNSYLVANIA  7.5%
 2,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd).....................................  5.000     12/01/28      1,746,160
 1,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev.......................................  6.625     09/01/24        952,640
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg (b)..................................  7.750     05/01/20      6,456,300
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @ 05/15/06)
          (b).......................................  7.700     05/15/22      1,153,440
 1,900    Bucks Cnty, PA Indl Dev Auth Rev First
          Mortgage Hlthcare Fac Chandler............  6.200     05/01/19      1,667,345
 4,000    Cambria Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Bethlehem Steel Corp Proj Rfdg........  7.500     09/01/15      4,053,280
 1,500    Cliff House Ctf Trust Var Sts Variable
          Ctfs Partn Ser A..........................  6.625     06/01/27      1,376,760
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg......  6.500     11/01/28      1,693,960
 3,000    Dauphin Cnty, PA Genl Auth Rev Office &
          Pkg Riverfront Office.....................  6.000     01/01/25      2,729,100
 5,000    Dauphin Cnty, PA Genl Auth Rev Hotel &
          Conf Cent Hyatt Regency...................  6.200     01/01/29      4,495,650
 1,500    Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj...........................  7.000     06/01/21      1,437,660
 1,000    Grove City, PA Area Hosp Auth Hlth Fac
          Rev.......................................  6.625     08/15/29        874,410

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)...............................  7.390%    06/18/15   $  3,552,500
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
          Saint Anne's Home.........................  6.625     04/01/28        898,180
 2,000    Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group.....................  6.000     11/01/23      1,696,500
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................  6.300     06/01/28        834,250
 2,000    McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj (Crossover Rfdg @
          10/01/00).................................  8.875     10/01/20      2,081,240
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev.......................................  6.750     07/01/29      1,780,000
 7,100    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser A
          (Prerefunded @ 12/01/00) (b).............. 10.000     12/01/19      7,488,228
   500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........  7.000     12/01/10        493,850
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........  7.250     12/01/15      2,493,850
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........  7.400     12/01/20      6,025,140
   985    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy........................  7.750     09/01/24      1,009,329
 1,500    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev.......................................  7.125     10/01/29      1,456,035
 3,000    Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D (b)........  7.050     12/01/10      3,098,700
 5,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd).....................................  9.180     09/01/26      5,912,500
 1,000    Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev........................  4.500     07/15/21        824,590
 1,500    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................  7.250     01/15/17      1,496,880
 2,000    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................  7.350     01/15/22      2,020,260
                                                                           ------------
                                                                             71,798,737
                                                                           ------------
          RHODE ISLAND  0.2%
 1,955    Providence, RI Redev Agy Ctfs Partn Ser
          A.........................................  8.000     09/01/24      2,047,217
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          SOUTH CAROLINA  1.3%
$  115    Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd) (b).................................  7.000%    06/01/19   $    123,592
 2,385    Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)
          (b).......................................  7.000     06/01/19      2,617,585
 3,500    Charleston Cnty, SC Indl Rev Zeigler Coal
          Hldgs Rfdg................................  6.950     08/10/28      2,872,380
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Var Rate Cpn).................  8.250     06/15/04      1,000,000
 2,000    South Carolina Jobs Econ Impt Palmetto
          Hlth Alliance Ser A.......................  7.375     12/15/21      1,968,880
 4,000    South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev..........................  6.750     05/01/28      3,788,560
                                                                           ------------
                                                                             12,370,997
                                                                           ------------
          SOUTH DAKOTA  0.3%
   805    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................  5.500     12/15/08        759,437
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................  6.000     12/15/18      1,615,678
                                                                           ------------
                                                                              2,375,115
                                                                           ------------
          TENNESSEE  2.3%
 1,000    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg......................  7.000     12/15/12        988,450
 5,000    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg......................  7.000     12/15/12      4,942,250
 3,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Rfdg......................................  7.750     07/01/29      2,979,180
 3,000    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Edl Rev Bond Receipt Ser A6
          (FSA Insd)................................  7.350     01/01/30      3,200,400
 6,065    Sullivan Cnty, TN Hlth Edl & Hsg Facs Brd
          Rev.......................................  8.410     11/01/19      6,590,229
 3,150    Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/Trenton Mr Inc Proj Ser A............. 10.000     11/01/19      3,411,639
 1,160    Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/Trenton Mr Inc Prog Ser B (d)......... 10.000     11/01/20        150,800
                                                                           ------------
                                                                             22,262,948
                                                                           ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          TEXAS  10.3%
$1,000    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev LLC Proj Ser A.............  6.250%    10/01/08   $    953,600
 2,000    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev LLC Proj Ser A.............  6.500     10/01/23      1,838,440
 1,500    Abilene, TX Hlth Facs Dev Sears Methodist
          Retirement Ser A..........................  5.875     11/15/18      1,272,615
 2,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd) (b).................................  8.936     01/01/22      2,180,000
 1,000    Atlanta, TX Hosp Auth Hosp Fac Rev........  6.700     08/01/19        921,750
 2,035    Atlanta, TX Hosp Auth Hosp Fac Rev........  6.750     08/01/29      1,850,242
 1,000    Austin, TX Bergstorm Landhost Entmt Sr Ser
          A.........................................  6.750     04/01/27        918,650
 1,995    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev..............................  7.600     12/01/17      1,867,280
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg
          Baptist Hlth Sys Ser A (MBIA Insd) (b)....  6.000     11/15/12      1,058,560
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg
          Baptist Hlth Sys Ser A (MBIA Insd)........  6.000     11/15/13      2,502,199
 1,000    Brazos River Auth TX Rev Houston Lighting
          & Power Co Proj Rfdg (AMBAC Insd).........  5.050     11/01/18        893,880
   665    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................   *        08/01/00        646,992
 1,165    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................   *        08/01/01      1,044,621
   335    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................   *        08/01/02        276,790
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................   *        08/01/11        722,134
   775    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................  8.750     08/01/11        775,674
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................  8.750     08/01/12      2,672,189
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Var Rate Cpn).......  8.920     04/01/04      2,502,825
 3,275    Grapevine Colleyville Indpt Sch Dist TX
          Formerly Grapevine TX Indpt Sch Dist To
          1979......................................   *        08/15/14      1,456,098
 5,000    Houston, TX Arpt Sys Rev Spl Facs
          Continental Ser C.........................  5.700     07/15/29      4,141,250
 2,500    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Term Impt Ser B (b)......  6.125     07/15/27      2,207,500
   880    Laredo, TX Ctfs Oblig Ser B (MBIA Insd)...  4.500     02/15/17        754,899
 2,655    Leander, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)................................   *        08/15/18        910,639
 4,820    Leander, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)................................   *        08/15/21      1,356,830

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          TEXAS (CONTINUED)
$3,990    Leander, TX Indpt Sch Dist Rfdg...........  4.750%    08/15/12   $  3,735,638
 8,880    Lower Co River Auth TX Rev Ser A Rfdg (FSA
          Insd).....................................  5.875     05/15/14      9,495,029
 3,750    Lower Co River Auth TX Rev Ser A Rfdg (FSA
          Insd).....................................  5.875     05/15/15      3,986,100
 1,500    Lubbock, TX Hlth Facs Dev Corp Rev First
          Mtg Carillon Proj A.......................  6.500     07/01/19      1,338,480
 2,500    Matagorda Cnty, TX Navigation Dist No 1
          Houton Lighting Pwr Co Rfdg (AMBAC Insd)..  5.125     11/01/28      2,223,425
 3,355    Meadow Parc Dev Inc TX Multi-Family Rev
          Hsg Meadow Parc Apts Proj.................  6.500     12/01/30      3,084,956
 1,000    Nacogdoches, TX Indl Dev Auth Inc Pollutn
          Ctl Rev...................................  5.300     12/01/11        965,920
 1,000    North Central TX Hlth Fac Dev Corp Rev
          Retirement Fac Nw Sr Hsg Ser A............  7.250     11/15/19        945,070
 1,000    North Central TX Hlth Fac Dev Corp Rev
          Retirement Fac Nw Sr Hsg Ser A............  7.500     11/15/29        959,840
 7,800    Port Corpus Christi, TX Indl Valero Conv
          Ser C Rfdg................................  5.400     04/01/18      6,734,130
 1,180    Pottsboro, TX Indpt Sch Dist Cap Apprec
          Rfdg (PSF Insd)...........................   *        08/15/17        429,721
 1,175    Pottsboro, TX Indpt Sch Dist Cap Apprec
          Rfdg (PSF Insd)...........................   *        08/15/20        350,279
 1,175    Pottsboro, TX Indpt Sch Dist Cap Apprec
          Rfdg (PSF Insd)...........................   *        08/15/23        288,486
 6,000    Rockwall, TX Indpt Sch Dist Cap Apprec
          Rfdg (PSF Insd)...........................   *        08/15/18      1,978,740
 2,345    Texas Gen Svcs Comm Partn Interests.......  7.250     08/15/11      2,395,460
 8,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (GNMA Collateralized) (Inverse Fltg)..  6.900     07/02/24      8,287,280
 2,985    Texas St Higher Edl Coordinating Brd
          College Student Ln (i).................... 0/7.850    10/01/25      2,975,985
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (FGIC Insd)
          (Prerefunded @ 01/01/05) (b)..............  6.750     01/01/15      2,188,040
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (FGIC Insd)
          (Prerefunded @ 01/01/05) (b)..............  6.600     01/01/23      2,175,460

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          TEXAS (CONTINUED)
$5,000    West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics (b)..............................  8.200%    03/15/21   $  5,200,400
 2,500    Woodhill Pub Fac Corp TX Hsg Woodhill Apts
          Proj......................................  7.500     12/01/29      2,481,975
                                                                           ------------
                                                                             97,946,071
                                                                           ------------
          UTAH  0.5%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................  7.800     09/01/15        925,540
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................  8.000     09/01/20      1,071,043
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................  7.800     09/01/25        911,710
   235    Saint George, UT Indl Dev Rev Kmart Corp
          Ser 1984A................................. 10.750     10/15/08        240,170
 2,500    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg..................  7.550     07/01/27        750,900
   985    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd) (b).......................  6.100     07/01/13      1,022,164
                                                                           ------------
                                                                              4,921,527
                                                                           ------------
          VERMONT  0.4%
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Bennington College Proj...................  6.625     10/01/29        960,440
 1,015    Vermont Edl & Hlth Bldgs Fin Agy Rev Vt
          Council Dev Mental Hlth Ser A.............  6.250     04/01/29        874,839
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev Vt
          Council Dev Mental Hlth Ser A.............  6.000     12/15/09        932,410
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev Vt
          Council Dev Mental Hlth Ser A.............  6.125     12/15/14        900,400
                                                                           ------------
                                                                              3,668,089
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          VIRGINIA  1.7%
$5,000    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Cent Apts Ser A Rfdg......................  6.375%    04/01/34   $  4,569,650
 1,000    Dulles Town Cent Cmnty Dev Auth Dulles
          Town Cent Proj............................  6.250     03/01/26        939,690
 2,650    Fairfax Cnty, VA Park Auth Park Fac Rev...  6.625     07/15/20      2,713,573
 1,000    Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A..........................  7.000     04/01/14        907,330
 5,000    Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg.........................  6.900     05/02/22      4,112,650
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A..........................  7.450     01/01/09      1,541,580
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj....................  7.250     11/01/24      1,693,081
                                                                           ------------
                                                                             16,477,554
                                                                           ------------
          WASHINGTON  0.9%
 1,000    King Cnty, WA Pub Hosp Dist Number 004
          Snoqualmie Valley Hosp....................  7.250     12/01/15        990,180
 3,500    Spokane Cnty, WA Indl Dev Corp Solid Waste
          Disp Rev..................................  7.600     03/01/27      3,636,535
 2,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj................................  6.000     04/01/28      1,777,280
 5,500    Washington St Pub Pwr Supply Comp Interest
          Ser C Rfdg (MBIA Insd)....................   *        07/01/17      2,027,410
                                                                           ------------
                                                                              8,431,405
                                                                           ------------
          WISCONSIN  1.6%
   800    Baldwin, WI Hosp Rev Mtg Ser A............  6.125     12/01/18        718,016
 2,590    Baldwin, WI Hosp Rev Mtg Ser A............  6.375     12/01/28      2,310,565
 3,825    Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg (b)..........  9.500     11/15/12      4,030,402
 2,070    Wisconsin St Hlth & Edl Fac Auth Rev Eau
          Claire Manor (d)..........................  9.625     06/01/13      1,704,459
 1,115    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............  5.750     10/01/18        929,732
 2,485    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............  5.750     10/01/28      1,997,070
   360    Wisconsin St Hlth & Edl Facs Auth Rev Spl
          Term Middleton Glen Inc Proj..............  5.900     10/01/28        295,682
 3,000    Wisconsin St Hlth & Edl Milwaukee Catholic
          Home Proj.................................  7.500     07/01/26      3,057,510
                                                                           ------------
                                                                             15,043,436
                                                                           ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          PUERTO RICO  0.1%
$1,257    Centro de Recaudaciones de Ingresos Muni
          Ctfs Partn PR.............................  6.850%    10/17/03   $  1,282,772
                                                                           ------------
          TOTAL MUNICIPAL BONDS  96.7%..................................    920,344,951

          TAXABLE NOTE  0.2%
 2,000    Divine Family Trust Saa...................  6.000     10/29/04      2,000,000
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $963,253,947)...................................................    922,344,951
SHORT-TERM INVESTMENTS  2.6%
  (Cost $24,700,000)....................................................     24,700,000
                                                                           ------------

TOTAL INVESTMENTS  99.5%
  (Cost $987,953,947)...................................................    947,044,951

LIABILITIES IN EXCESS OF OTHER ASSETS  0.5%.............................      5,027,867
                                                                           ------------

NET ASSETS  100.0%......................................................   $952,072,818
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) Interest is accruing at less than the stated coupon.

(d) Non-income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Interest only strip.

(i) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $987,953,947).......................  $  947,044,951
Cash........................................................          23,038
Receivables:
  Interest..................................................      18,449,596
  Investments Sold..........................................       1,650,414
  Fund Shares Sold..........................................         531,223
  Options at Market Value (Premiums paid of $119,210).......         316,406
Other.......................................................          52,828
                                                              --------------
    Total Assets............................................     968,068,456
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,736,458
  Income Distributions......................................       2,129,475
  Fund Shares Repurchased...................................       1,264,669
  Distributor and Affiliates................................         872,496
  Investment Advisory Fee...................................         385,519
  Variation Margin on Futures...............................         136,719
Trustees' Deferred Compensation and Retirement Plans........         242,736
Accrued Expenses............................................         227,566
                                                              --------------
    Total Liabilities.......................................      15,995,638
                                                              --------------
NET ASSETS..................................................  $  952,072,818
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,116,594,727
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (10,690,288)
Net Unrealized Depreciation.................................     (41,542,302)
Accumulated Net Realized Loss...............................    (112,289,319)
                                                              --------------
NET ASSETS..................................................  $  952,072,818
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $650,108,061 and 48,410,414 shares of
    beneficial interest issued and outstanding).............  $        13.43
    Maximum sales charge (4.75%* of offering price).........             .67
                                                              --------------
    Maximum offering price to public........................  $        14.10
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $246,824,640 and 18,383,795 shares of
    beneficial interest issued and outstanding).............  $        13.43
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,140,117 and 4,107,265 shares of
    beneficial interest issued and outstanding).............  $        13.43
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 33,790,277
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $828,776, $1,318,283 and $293,630,
  respectively).............................................     2,440,689
Investment Advisory Fee.....................................     2,407,295
Shareholder Services........................................       461,096
Legal.......................................................       199,100
Custody.....................................................        49,899
Trustees' Fees and Related Expenses.........................        59,941
Other.......................................................       348,976
                                                              ------------
    Total Operating Expenses................................     5,966,996
    Less Credit Earned on Overnight Cash Balances...........        13,138
                                                              ------------
    Net Operating Expenses..................................     5,953,858
    Interest Expense........................................       130,939
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 27,705,480
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $19,908).......................................  $ (9,186,327)
  Options...................................................        20,946
  Futures...................................................       855,615
                                                              ------------
Net Realized Loss...........................................    (8,309,766)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (13,964,340)
                                                              ------------
  End of the Period:
    Investments.............................................   (40,908,996)
    Options.................................................       197,196
    Futures.................................................      (830,502)
                                                              ------------
                                                               (41,542,302)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (27,577,962)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(35,887,728)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (8,182,248)
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                    SIX MONTHS
                                                      ENDED            YEAR ENDED
                                                  MARCH 31, 2000   SEPTEMBER 30, 1999
                                                  -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................  $   27,705,480     $   59,506,011
Net Realized Loss...............................      (8,309,766)        (8,381,192)
Net Unrealized Depreciation During the Period...     (27,577,962)       (82,290,513)
                                                  --------------     --------------
Change in Net Assets from Operations............      (8,182,248)       (31,165,694)
                                                  --------------     --------------
Distributions from Net Investment Income........     (27,705,480)       (59,506,011)
Distributions in Excess of Net Investment
  Income........................................        (819,025)          (851,426)
                                                  --------------     --------------
Total Distributions from and in Excess of Net
  Investment Income*............................     (28,524,505)       (60,357,437)
                                                  --------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (36,706,753)       (91,523,131)
                                                  --------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      77,729,303        277,570,061
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      14,943,513         28,001,367
Cost of Shares Repurchased......................    (193,151,191)      (238,997,282)
                                                  --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................    (100,478,375)        66,574,146
                                                  --------------     --------------
TOTAL DECREASE IN NET ASSETS....................    (137,185,128)       (24,948,985)
NET ASSETS:
Beginning of the Period.........................   1,089,257,946      1,114,206,931
                                                  --------------     --------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $10,690,288 and $9,871,263,
  respectively).................................  $  952,072,818     $1,089,257,946
                                                  ==============     ==============

* Distributions by Class
------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares................................  $  (20,340,717)    $  (43,068,954)
  Class B Shares................................      (6,694,144)       (14,016,298)
  Class C Shares................................      (1,489,644)        (3,272,185)
                                                  --------------     --------------
                                                  $  (28,524,505)    $  (60,357,437)
                                                  ==============     ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS                NINE MONTHS
                              ENDED      YEAR ENDED      ENDED        YEAR ENDED DECEMBER 31,
CLASS A SHARES              MARCH 31,    SEPT. 30,     SEPT. 30,    ---------------------------
                               2000         1999         1998        1997      1996      1995
                            -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $13.909      $15.076       $14.845     $14.474   $14.984   $13.848
                             -------      -------       -------     -------   -------   -------
  Net Investment Income....     .365         .807          .643        .895      .963     1.024
  Net Realized and
    Unrealized Gain/Loss...    (.447)      (1.164)         .217        .376     (.513)    1.072
                             -------      -------       -------     -------   -------   -------
Total from Investment
  Operations...............    (.082)       (.357)         .860       1.271      .450     2.096
                             -------      -------       -------     -------   -------   -------
Less Distributions from and
  in Excess of Net
  Investment Income........     .398         .810          .629        .900      .960      .960
                             -------      -------       -------     -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...................  $13.429      $13.909       $15.076     $14.845   $14.474   $14.984
                             =======      =======       =======     =======   =======   =======

Total Return (a)...........    (.57%)*     (2.51%)        6.00%*      9.05%     3.21%    15.52%
Net Assets at End of the
  Period (In millions).....  $ 650.1      $ 745.2       $ 771.4     $ 706.3   $ 671.9   $ 665.8
Ratio of Expenses to
  Average Net Assets (b)...     .96%         .96%          .92%        .94%      .99%      .95%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............    5.69%        5.46%         5.66%       6.09%     6.60%     7.05%
Portfolio Turnover.........      18%*         77%           66%*        63%       59%       59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS                NINE MONTHS
                                ENDED      YEAR ENDED      ENDED        YEAR ENDED DECEMBER 31,
CLASS B SHARES                MARCH 31,    SEPT. 30,     SEPT. 30,    ---------------------------
                                 2000         1999         1998        1997      1996      1995
                              -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $13.904      $15.071       $14.844     $14.474   $14.983   $13.850
                               -------      -------       -------     -------   -------   -------
  Net Investment Income......     .334         .686          .545        .774      .843      .908
  Net Realized and Unrealized
    Gain/Loss................    (.469)      (1.156)         .229        .384     (.506)    1.071
                               -------      -------       -------     -------   -------   -------
Total from Investment
  Operations.................    (.135)       (.470)         .774       1.158      .337     1.979
                               -------      -------       -------     -------   -------   -------
Less Distributions from and
  in Excess of Net Investment
  Income.....................     .343         .697          .547        .788      .846      .846
                               -------      -------       -------     -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $13.426      $13.904       $15.071     $14.844   $14.474   $14.983
                               =======      =======       =======     =======   =======   =======

Total Return (a).............    (.89%)*     (3.25%)        5.35%*      8.23%     2.40%    14.62%
Net Assets at End of the
  Period (In millions).......  $ 246.8      $ 282.5       $ 279.6     $ 229.6   $ 173.8   $ 137.9
Ratio of Expenses to Average
  Net Assets (b).............    1.71%        1.73%         1.68%       1.71%     1.75%     1.70%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................    4.94%        4.70%         4.90%       5.30%     5.84%     6.25%
Portfolio Turnover...........      18%*         77%           66%*        63%       59%       59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS                NINE MONTHS
                              ENDED      YEAR ENDED      ENDED        YEAR ENDED DECEMBER 31,
CLASS C SHARES              MARCH 31,    SEPT. 30,     SEPT. 30,    ---------------------------
                               2000         1999         1998        1997      1996      1995
                            -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $13.904      $15.069       $14.842     $14.474   $14.987   $13.846
                             -------      -------       -------     -------   -------   -------
  Net Investment Income....     .334         .686          .549        .778      .851      .910
  Net Realized and
    Unrealized Gain/Loss...    (.470)      (1.154)         .225        .378     (.518)    1.077
                             -------      -------       -------     -------   -------   -------
Total from Investment
  Operations...............    (.136)       (.468)         .774       1.156      .333     1.987
                             -------      -------       -------     -------   -------   -------
Less Distributions from and
  in Excess of Net
  Investment Income........     .343         .697          .547        .788      .846      .846
                             -------      -------       -------     -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...................  $13.425      $13.904       $15.069     $14.842   $14.474   $14.987
                             =======      =======       =======     =======   =======   =======

Total Return (a)...........    (.89%)*     (3.25%)        5.35%*      8.23%     2.33%    14.70%
Net Assets at End of the
  Period (In millions).....  $  55.1      $  61.5       $  63.2     $  38.6   $  18.8   $   9.5
Ratio of Expenses to
  Average Net Assets (b)...    1.71%        1.73%         1.68%       1.71%     1.75%     1.69%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............    4.94%        4.69%         4.90%       5.24%     5.84%     6.19%
Portfolio Turnover.........      18%*         77%           66%*        63%       59%       59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $92,206,265 which expires between September 30, 2002 and September 30, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, post October losses which are not recognized for tax purposes with the first day of the following fiscal year, the deferral of losses related to wash sale transactions and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1999.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $987,953,947, the aggregate gross unrealized appreciation is $27,719,183 and the aggregate gross unrealized depreciation is $68,628,179, resulting in net unrealized depreciation on long- and short-term investments of $40,908,996.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $13,138 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .50 of 1%
Over $500 million...........................................     .45 of 1%

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $22,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $46,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $300,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $780,545,515, $274,438,694 and $61,610,518 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    3,983,486    $  53,960,072
  Class B...............................................    1,219,104       16,562,986
  Class C...............................................      530,133        7,206,245
                                                          -----------    -------------
Total Sales.............................................    5,732,723    $  77,729,303
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      826,533    $  11,135,764
  Class B...............................................      221,740        2,992,513
  Class C...............................................       63,435          815,236
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,111,708    $  14,943,513
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,978,361)   $(135,347,895)
  Class B...............................................   (3,375,906)     (45,551,918)
  Class C...............................................     (910,358)     (12,251,378)
                                                          -----------    -------------
Total Repurchases.......................................  (14,264,625)   $(193,151,191)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $850,797,574, $300,435,113 and
$65,840,415 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   13,253,619    $ 192,139,108
  Class B...............................................    4,333,895       63,782,837
  Class C...............................................    1,466,836       21,648,116
                                                          -----------    -------------
Total Sales.............................................   19,054,350    $ 277,570,061
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,403,007    $  20,426,304
  Class B...............................................      394,154        5,741,611
  Class C...............................................      125,823        1,833,452
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,922,984    $  28,001,367
                                                          ===========    =============
Repurchases:
  Class A...............................................  (12,242,352)   $(176,483,940)
  Class B...............................................   (2,963,915)     (42,910,916)
  Class C...............................................   (1,363,307)     (19,602,426)
                                                          -----------    -------------
Total Repurchases.......................................  (16,569,574)   $(238,997,282)
                                                          ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 85,024 and -0- Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC for Class B and C shares will

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

be imposed on most redemptions made within six years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2000, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $45,900 and CDSC on redeemed shares of approximately $522,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $178,814,028 and $345,203,021, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended March 31, 2000, were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at September 30, 1999...........................       500     $  15,486
Options Written and Purchased (Net).........................    11,800        90,906
Options Terminated in Closing Transactions (Net)............    (1,250)     (548,500)
Options Expired (Net).......................................   (10,800)      322,898
                                                               -------     ---------
Outstanding at March 31, 2000...............................       250     $(119,210)
                                                               =======     =========

    The description and market value of the option contracts outstanding as of March 31, 2000, is as follows:

                                                                                MARKET
                                                                EXP. MONTH/    VALUE OF
                   DESCRIPTION                     CONTRACTS    STRIKE PRICE    OPTION
U.S. TREASURY BOND FUTURES
April 2000 - Purchased Call......................     250        April/97      $ 316,406
                                                      ===                      =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    Transactions in futures contracts for the six months ended March 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................       590
Futures Opened..............................................     3,202
Futures Closed..............................................    (3,417)
                                                               -------
Outstanding at March 31, 2000...............................       375
                                                               =======

    The futures contracts outstanding as of March 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts
  Municipal Bond Index Futures--June 2000 (Current notional
    value $95,344 per contract).............................     325         $(745,723)
  U.S. Treasury Bond Futures--June 2000 (Current notional
    value $97,687 per contract).............................      50           (84,779)
                                                                 ---         ---------
                                                                 375         $(830,502)
                                                                 ===         =========

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $1,101,800.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 30, 2000. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the six months ended March 31, 2000 was approximately $4,379,174 with an average interest rate of 5.96%. At March 31, 2000, the Fund did not have any outstanding borrowings under this agreement.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE HIGH FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees by shareholders of the
Fund:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  53,727,152            538,764
Jerry D. Choate.......................................  53,734,709            531,207
Linda Hutton Heagy....................................  53,723,065            942,851
R. Craig Kennedy......................................  53,717,419            548,497
Mitchell M. Merin.....................................  53,718,709            547,207
Jack E. Nelson........................................  53,691,244            574,672
Richard F. Powers, III................................  53,709,471            556,445
Phillip B. Rooney.....................................  53,734,219            531,697
Fernando Sisto........................................  53,702,398            563,518
Wayne W. Whalen.......................................  53,739,598            526,318
Suzanne H. Woolsey, PhD. .............................  53,704,853            561,063
Paul G. Yovovich*.....................................  53,734,859            531,057

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accounts for the Fund, 3,203,163 shares voted for the proposal, 13,119 shares voted against and 34,163 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment advisor.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                         TOP FIVE HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      33
     FUND OFFICERS AND IMPORTANT ADDRESSES      34
              RESULTS OF SHAREHOLDER VOTES      35

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.68%      2.45%      2.45%
-------------------------------------------------------------------------
Six-month total return(2)                (.66%)     (.55%)      1.45%
-------------------------------------------------------------------------
One-year total return(2)                (4.75%)    (4.96%)    (3.08%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.95%      4.87%      4.88%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.37%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.07%      4.13%      3.72%
-------------------------------------------------------------------------
Commencement date                      12/31/85   05/01/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(3)                      4.49%      3.90%      3.90%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   7.74%      6.72%      6.72%
-------------------------------------------------------------------------
SEC Yield(5)                              4.44%      3.84%      3.86%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.
                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

See the Risk/Return Summary section of the current prospectus. There is no assurance the Fund will achieve its investment objective. The Fund is subject to investment risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Fund will decline: credit risk--refers to an issuer's ability to make timely payments of interest or principal; income risk--the possibility that the income or return of the Fund may decline due to changes in interest rates; call risk--the possibility that the issuer will prepay their securities before maturity; municipal securities risk--the possibility that yields on municipal securities may move differently than the overall debt securities market; state specific risk--the susceptibility of investments to political, economic, regulatory or other matter to a specific state; derivative investments risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Please read the Fund's prospectus for more detailed information. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Income may subject certain individuals to the federal alternative minimum tax.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............   100%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0690
11/99                                                                           0.0690
12/99                                                                           0.0690
1/00                                                                            0.0670
2/00                                                                            0.0670
3/00                                                                            0.0670

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2000)

California State Refunding                                   3.6%
---------------------------------------------------------------------
San Mateo County, CA Joint Powers Finance Authority Lease
Revenue Capital Projects Refunding                           3.2%
---------------------------------------------------------------------
San Jose, CA Finance Authority Revenue Convention Project    3.1%
---------------------------------------------------------------------
Westlands, CA Water District Revenue Certificates of
Participation                                                3.0%
---------------------------------------------------------------------
Corona, CA Redevelopment Agency Tax Allocation
Redevelopment Project Area A Refunding                       2.8%
---------------------------------------------------------------------

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
Tax District                                                               23.60                              25.20
Public Education                                                           17.20                              20.00
Public Building                                                            13.80                              13.60
Water & Sewer                                                              12.50                               6.20
General Purpose                                                            12.00                               9.10

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE JOSEPH PIRARO, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Clearly, steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices decline as interest rates rise, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate a key short-term borrowing rate, to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. A Treasury bond rally at the end of the reporting period may have been strengthened by the government's plan to buy back a significant amount of its outstanding treasury debt.

Q   HOW DID THE MUNICIPAL
    MARKET RESPOND?

A   The performance of municipal
bonds has typically correlated to a degree with the taxable Treasury bond market. Unfortunately, municipals lagged Treasuries in the fourth quarter of 1999. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are actively making tax-related adjustments to their investment program. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so they avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Municipal bond funds in general have been losing assets lately because they're competing with the soaring stock market for investors' interest. Also, investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   HAVE MARKET CONDITIONS
    IMPROVED DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. With the strength of the economy, fewer issuers see the need to insure their bonds, so supply in the insured market, which accounted for roughly 50 percent of all new issuance about a year ago, now represents less than 40 percent of the market. Even the municipal market in California, which has been historically, the top issuer of municipal bonds in the nation, has been especially tight over the past six months. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Also, the income component of municipals is still very competitive relative to Treasuries, as 30-year insured municipals have been providing 95 to 100 percent of the yield available on the 30-year Treasury bond. This suggests that investors can enjoy the tax-exempt status of their municipal bond investments while still earning an attractive level of income.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   We've seen tough times in the
health-care sector. With the uncertainties involved in managed care--who pays for what and how much--and the rising cost of services, many health-care providers are under tremendous profitability pressures. In this situation, investors have become concerned about the creditworthiness of the bond issuers, and many of them have shied away from this sector of the market.

    Even within the insured sector, the impact of this uncertainty is evident. The yield spread between insured health-care issues and insured bonds in other sectors increased to 15 basis points, up from 5 basis points, over the past six months. This suggests that investors want a higher yield to compensate for the higher perceived credit risk of investing in health-care bonds--even those that are insured. It appears that bad news has tainted the group as a whole, so investors are less comfortable investing within this sector.

Q   HOW DID THESE FACTORS AFFECT
    THE WAY YOU MANAGED THE FUND'S PORTFOLIO?

A   Our research analysts have been
wary of the health-care sector for some time. We have been forced to be more selective due to the low supply of insured municipal bonds, so we rely on our research capabilities to examine the underlying credits and sectors, even though these are insured issues. California is an especially expensive bond market compared to other states, as high demand by investors has driven prices higher in the face of relatively low supply of California municipal bonds. To compensate, we had to look closely at the value of each sector to identify attractive investment opportunities.

    On the whole, the composition of the Fund's portfolio was generally stable over the six-month reporting period, with the largest allocation of Fund long-term investments going to tax district, public education, public building, and water and sewer bonds.

    Due to year-end tax selling, we were able to purchase a number of low-coupon bonds with yields in the range of 4.75 to 5.00 percent at significant discounts. We determined that this sector of the market was very attractively priced, so we began buying in January. Since then, these securities have outperformed the market. Of course, not all the bonds in the Fund performed as favorably, nor is there any guarantee that any of the bonds mentioned in this report will continue to perform as well or will be held by the Fund in the future.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   During the reporting period, the
Fund's total return was above the average for its peer group, primarily because we were able to identify pockets of value within the marketplace and take advantage of buying opportunities. As of March 31, 2000, the Fund achieved a six-month total return of 2.68 percent (Class A shares at net asset value; if the maximum sales charge of 3.25 percent were included, the return would have been lower). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.63 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance is no guarantee of future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe when people tend to
invest in a fund like this with a long-term perspective, they often expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from state and federal income tax, rather than investing for capital appreciation.

    Although the Fund's monthly tax-exempt dividend was decreased to $.067 from $.069 per Class A share during the past six months, its distribution rate stood at 4.49 percent at the end of the reporting period. With this in mind, we'd like to point out that California investors would have to earn a distribution rate of
7.74 percent on a taxable investment (for an investor in the 42 percent combined state and federal income tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   One of the key factors in the near
term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    As the economy continues to be strong, many bond issuers have enjoyed surpluses, causing little pressure to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three more interest-rate hikes within the next quarter or two.

    Overall, we will continue to manage the Fund with a long-term perspective, relying on our research.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest-rate movements on net asset value. Typically, funds with shorter durations have performed better in rising-rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA rated. Recently, an A rated insurer has started to insure lower-quality municipal bonds, and those bonds are A rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                      MARKET
 (000)                   DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS  98.8%
$1,045    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd) (a)...........................   *      08/01/18   $    367,976
 1,000    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd) (a)...........................   *      08/01/21        290,150
 1,000    Abag Fin Auth Nonprft Corp CA Ctfs Partn
          Childrens Hosp Med Cent (AMBAC Insd)...... 6.000%   12/01/29      1,028,220
 1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
          Ser A (FSA Insd)..........................   *      09/01/20        590,205
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impts Proj Ser C (FSA
          Insd).....................................   *      09/01/27        983,950
 2,590    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj Ser C (FSA
          Insd).....................................   *      09/01/32        375,964
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd)................ 8.970    12/28/18      2,275,000
 1,000    Antioch Area Pub Fac Fin Agy CA Spl Tax
          Cmnty Fac Dist (FGIC Insd)................ 5.000    08/01/18        933,330
 3,000    Bay Area Govt Assn CA Rev Tax Alloc CA
          Redev Agy Pool Ser A2 (FSA Insd) (b)...... 6.400    12/15/14      3,200,580
 1,125    California Cmnty College Fin Auth Lease
          Rev Ser A (MBIA Insd)..................... 4.625    10/01/19        985,545
 1,100    California Cmnty College Fin Auth Lease
          Rev Ser A (MBIA Insd)..................... 6.000    12/01/29      1,131,042
 4,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd).........   *      10/01/28        667,080
 2,000    California Hlth Fac Fin Auth Rev Adventist
          Hlth Ser A Rfdg (MBIA Insd) (b)........... 6.500    03/01/14      2,069,240
 1,625    California Hlth Fac Fin Auth Rev Insd
          Sutter Hlth Ser A Rfdg (FSA Insd)......... 5.250    08/15/27      1,497,161
 2,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)............... 5.000    06/01/24      1,787,300
 2,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)............... 5.550    08/15/25      1,932,560
 2,000    California Hsg Fin Agy Rev Home Mtg Ser A
          (MBIA Insd)............................... 5.850    08/01/16      2,017,660

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)                   DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$3,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd).....................   *      08/01/24   $    650,760
 1,000    California Hsg Fin Agy Rev Home Mtg Ser A
          (MBIA Insd)...............................   *      02/01/16        411,970
 1,085    California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd) (b)......... 8.100%   03/01/18      1,098,953
 1,050    California Spl Dist Assn Fin Corp Ctfs
          Partn Spl Dists Fin Pgm Ser DD (FSA
          Insd)..................................... 5.625    01/01/27      1,038,439
 1,250    California St (FGIC Insd)................. 6.250    09/01/12      1,399,950
 2,000    California St (FGIC Insd)................. 4.500    12/01/21      1,684,720
 7,750    California St Rfdg (FGIC Insd)............ 5.000    02/01/23      7,056,762
 1,000    California St Pub Wks Brd Lease Rev Dept
          Hlth Svcs Ser A (MBIA Insd)............... 5.750    11/01/24      1,006,250
 1,000    California Statewide Cmntys Dev Auth Ctfs
          Partn San Diego St Univ Fndtn Rfdg (AMBAC
          Insd)..................................... 5.250    03/01/22        948,230
 1,095    Cambell, CA Uni Sch Dist Rfdg (FGIC
          Insd).....................................   *      08/01/18        382,845
 2,000    Capistrano, CA Uni Sch Dist Cmnty Fac Dist
          Spl Tax (MBIA Insd)....................... 5.000    09/01/18      1,868,560
 2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
          Impt Proj Ser A Rfdg (MBIA Insd).......... 7.000    08/01/12      2,357,640
 2,195    Castaic Lake Wtr Agy CA Rev Ctfs Partn
          (AMBAC Insd) (b)..........................   *      08/01/30        366,916
 1,205    Channel Islands Beach CA Cmnty Svcs Dist
          Ctfs Partn (FSA Insd)..................... 5.700    09/01/21      1,209,555
 2,000    Chino Basin, CA Regl Fin Auth Rev Inland
          Empire Util Agy Swr Proj (MBIA Insd)...... 5.750    11/01/19      2,033,980
 1,105    Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)..................................... 6.200    09/01/18      1,148,537
 2,350    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd)...................... 6.250    03/01/09      2,525,874
 1,500    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd) (b).................. 6.000    03/01/14      1,565,415
 2,010    Clayton, CA Redev Agy Tax Alloc Rev (AMBAC
          Insd)..................................... 5.000    08/01/24      1,822,206
 1,000    Clovis, CA Pub Fin Auth Refuse Disp Rev
          Ldfill Improv Proj Rfdg (AMBAC Insd)...... 5.000    09/01/18        934,280
 2,000    Colton, CA Pub Fin Auth Rev Tax Alloc Ser
          A (MBIA Insd)............................. 5.000    08/01/18      1,868,840
 1,550    Contra Costa, CA Wtr Auth Wtr Treatment
          Rev Ser A Rfdg (FGIC Insd)................ 5.750    10/01/14      1,583,511

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)                   DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,500    Corona, CA Pub Fin Auth Wtr Rev (FGIC
          Insd)..................................... 4.750%   09/01/18   $  1,349,010
 5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
          Area A Ser A Rfdg (FGIC Insd) (b)......... 6.250    09/01/13      5,463,899
 1,200    Duarte, CA Uni Sch Dist Cap Apprec Ser B
          (FSA Insd)................................   *      11/01/22        321,708
 1,000    El Monte, CA Ctfs Partn Dept Pub Social
          Svcs Fac (AMBAC Insd)..................... 4.750    06/01/30        850,530
 2,000    Fairfield Suison, CA Swr Dist Swr Rev Ser
          A Rfdg (MBIA Insd) (b).................... 6.250    05/01/16      2,071,280
 4,000    Fairfield Suisun, CA Uni Sch Dist Spi Tax
          Cmnty Fac Dist No.5 New Sch (FSA Insd).... 5.375    08/15/29      3,823,640
 1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd) (b)................................. 6.000    10/01/12      1,037,210
 1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd)..................................... 6.000    10/01/19      1,427,286
 2,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2
          Rfdg (Connie Lee Insd).................... 5.250    12/01/19      1,920,480
 3,000    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)........................   *      01/15/17      1,132,980
 3,000    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)........................   *      01/15/18      1,058,100
 1,250    Fresno, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd).............................. 4.750    09/01/18      1,124,175
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)..................................... 5.900    08/01/17        629,837
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)..................................... 5.900    08/01/18        671,712
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)..................................... 5.900    08/01/19        716,891
   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)..................................... 5.900    08/01/20        758,102
   725    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.750    02/01/18        759,285
   815    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.800    02/01/20        847,739
 1,000    Grossmont, CA Union High Sch Dist Ctfs
          Partn (FSA Insd).......................... 5.650    09/01/17      1,016,240
20,000    Grossmont, CA Union High Sch Dist Ctfs
          Partn (MBIA Insd).........................   *      11/15/21      4,727,400

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)                   DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$  500    Hanford, CA Jt Union High Sch Dist Cap
          Apprec Ser B (MBIA Insd)..................   *      08/01/15   $    216,790
   765    Hanford, CA Jt Union High Sch Dist Cap
          Apprec Ser B (MBIA Insd)..................   *      08/01/16        310,131
   510    Hanford, CA Jt Union High Sch Dist Cap
          Apprec Ser B (MBIA Insd)..................   *      08/01/18        181,841
   805    Hanford, CA Jt Union High Sch Dist Cap
          Apprec Ser B (MBIA Insd)..................   *      08/01/22        219,024
   810    Hanford, CA Jt Union High Sch Dist Cap
          Apprec Ser B (MBIA Insd)..................   *      08/01/23        207,344
   815    Hanford, CA Jt Union High Sch Dist Cap
          Apprec Ser B (MBIA Insd)..................   *      08/01/24        196,236
 4,000    Hayward, CA Ctfs Partn Civic Cent Proj
          (MBIA Insd)............................... 5.250%   08/01/26      3,742,840
 1,250    Hemet, CA Uni Sch Dist Ctfs Partn
          Nutrition Cent Proj (FSA Insd)............ 5.875    04/01/27      1,262,962
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged
          Redev Proj Ser A Rfdg (AMBAC Insd)........ 5.250    05/01/23      1,898,660
 1,000    Kern, CA Cmnty College Dist Ctfs Partn
          Rfdg (MBIA Insd).......................... 5.000    01/01/18        934,570
 1,000    Lancaster, CA Redev Agy Lease Rev Pub Cap
          Impt Proj Rfdg (AMBAC Insd)............... 5.000    12/01/28        895,810
 2,000    Long Beach, CA Bond Fin Auth Lease Rev
          Rainbow Harbor Refing Proj A (AMBAC
          Insd)..................................... 5.250    05/01/24      1,891,540
 5,835    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj Rfdg (AMBAC Insd).................... 4.750    03/01/23      5,066,647
 3,000    Los Angeles Cnty, CA Met Trans Auth Sales
          Tax Rev Prop A First Tier Sr Ser C Rfdg
          (AMBAC Insd).............................. 5.000    07/01/23      2,729,250
 1,000    Los Angeles Cnty, CA Met Trans Auth Sales
          Tax Prop C Second Ser Ser A (FSA Insd).... 4.750    07/01/26        863,460
 2,020    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).....   *      08/01/18        710,030
 1,265    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).....   *      08/01/24        303,360
 1,320    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).....   *      08/01/25        297,779
 2,460    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).....   *      08/01/28        462,947
   550    Los Angeles Cnty, CA Tran Comm Lease Rev
          Dia RR Lease Ltd (FSA Insd) (b)........... 7.375    12/15/06        572,941
 3,750    Los Angeles, CA Wastewtr Sys Rev Ser A
          (FGIC Insd)............................... 5.000    06/01/28      3,358,687

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)                   DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,380    Los Angeles, CA Mtg Rev Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd)............... 6.100%   07/01/25   $  2,367,576
   500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser
          E (MBIA Insd)............................. 6.000    07/01/22        502,240
 1,275    Mammoth, CA Uni Sch Dist Ser B (AMBAC
          Insd).....................................   *      08/01/23        321,976
 1,000    Marin, CA Emergency Radio Auth Rev Pub
          Safety & Emergency Radio (AMBAC Insd)..... 4.750    08/15/21        879,480
 4,305    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd).....................   *      08/01/30        647,300
 4,520    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd).....................   *      08/01/31        638,224
 1,230    Mountain View Los Altos, CA Uni High Sch
          Dist Ser D (FSA Insd).....................   *      08/01/20        380,451
 1,325    Mountain View Los Altos, CA Uni High Sch
          Dist Ser D (FSA Insd).....................   *      08/01/17        498,929
 1,250    North City West, CA Sch Fac Fin Auth Spl
          Tax Ser B. Rfdg (FSA Insd)................ 5.750    09/01/15      1,287,300
   400    Northern CA Pwr Agy Pub Pwr Rev Hydro Elec
          Proj 1 Ser A Rfdg (Prerefunded @ 07/01/21)
          (AMBAC Insd).............................. 7.500    07/01/23        485,468
 1,000    Pajaro Vly, CA Uni Sch Dist Ctfs Partn Sch
          Fac Brdg Fdg Pgm (FSA Insd)............... 5.850    09/01/32      1,007,640
 3,000    Palm Desert, CA Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd) (b)............ 8.455    04/01/22      3,258,750
 1,000    Palmdale, CA Wtr Dist Rev Ctfs Partn Rfdg
          (FGIC Insd)............................... 5.000    10/01/18        933,060
 1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
          Insd) .................................... 6.100    03/01/16      1,037,300
 1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj
          Ser A (MBIA Insd)......................... 5.500    05/01/19      1,006,430
 1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
          Rfdg (MBIA Insd).......................... 6.000    04/01/19      1,453,690
 2,000    Rancho Cucamonga, CA Redev Agy Tax Alloc
          (FSA Insd)................................ 5.250    09/01/20      1,916,540
 1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
          883 Ser A Rfdg (AMBAC Insd)............... 6.000    09/01/17      1,740,329
 1,000    Redding, CA Elec Sys Rev Ctfs Partn
          (Inverse Fltg) (MBIA Insd) (b)............ 8.548    07/01/22      1,138,750
 2,485    Redlands, CA Redev Agy Tax Alloc Redev
          Proj Ser A Rfdg (MBIA Insd)............... 4.750    08/01/21      2,185,756
 2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1
          Rfdg (FSA Insd)........................... 5.625    09/01/18      2,015,880

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)                   DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,905    Richmond, CA Wastewtr Rev Cap Apprec (FGIC
          Insd).....................................   *      08/01/26   $    610,079
 1,000    Riverside Cnty, CA Ctfs Partn Historic
          Courthouse Proj (MBIA Insd)............... 5.875%   11/01/27      1,011,330
 1,070    Riverside, CA Elec Rev Rfdg (AMBAC
          Insd)..................................... 5.000    10/01/18        999,541
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)............   *      08/01/31        274,640
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)............   *      08/01/33        243,419
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)............   *      08/01/35        215,619
 1,000    Roseville, CA Fin Auth Loc Agy Rev
          Northeast Cmnty Fac Dist Bd Ser A Rfdg
          (FSA Insd)................................ 5.000    09/01/21        918,050
 1,000    Sacramento Cnty, CA Ctfs Partn Pub Fac
          Proj Rfdg (AMBAC Insd).................... 4.750    10/01/27        857,880
 1,000    Sacramento, CA City Fin Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd)............... 4.750    05/01/23        870,150
 2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd) (b)........... 6.820    07/01/16      2,443,750
 2,000    San Diego Cnty, CA Wtr Rev Ctfs Ser A
          (FGIC Insd)............................... 4.750    05/01/18      1,796,600
 1,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (MBIA Insd).................... 6.400    09/01/18      1,052,590
 5,000    San Diego, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd).............................   *      07/01/19      1,658,650
 1,000    San Francisco, CA Bay Area Trans Dist
          Sales Tax Rev (AMBAC Insd)................ 4.750    07/01/23        869,670
 1,045    San Francisco, CA Uni Sch Dist Ctfs Partn
          (AMBAC Insd).............................. 4.750    08/01/24        903,413
 1,000    San Gabriel, CA Uni Sch Dist Ctfs Partn
          (FSA Insd)................................ 6.000    09/01/15      1,032,830
 2,525    San Joaquin Cnty, CA Ctfs Partn Genl Hosp
          Proj Rfdg (MBIA Insd)..................... 5.000    09/01/18      2,353,552
 5,750    San Jose, CA Fin Auth Rev Convention Proj
          Ser C (FSA Insd) (b)...................... 6.375    09/01/13      5,995,180
 2,000    San Jose, CA Redev Tax Alloc Merged Area
          Redev Proj (AMBAC Insd)................... 4.750    08/01/23      1,738,900
 1,815    San Leandro, CA Ctfs Partn Library & Fire
          Stations Fin (AMBAC Insd)................. 5.750    11/01/29      1,821,752
 5,080    San Marcos, CA Redev Agy Tax Alloc (FSA
          Insd)..................................... 5.375    08/01/25      4,882,693
 7,250    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease
          Rev Cap Proj Ser A Rfdg (FSA Insd)........ 4.750    07/15/23      6,304,310

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)                   DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,500    San Rafael, CA Redev Agency Tax Alloc
          (AMBAC Insd).............................. 5.000%   12/01/22   $  1,368,090
 2,000    Santa Ana, CA Uni Sch Dist Ctfs Part Fin
          Proj Ser A (FSA Insd) (a)................. 5.000    04/01/18      1,868,240
 1,660    Santa Clara Cnty, CA Fin Auth Lease Rev
          Multiple Fac Proj Ser B (AMBAC Insd)...... 5.500    05/15/07      1,724,093
 1,000    Santa Fe Springs, CA Cmnty Dev Commn Tax
          Alloc Cons Redev Proj Ser A Rfdg (MBIA
          Insd)..................................... 5.000    09/01/17        941,710
 2,000    Santa Monica- Malibu Uni Sch Dist CA Cap
          Apprec (FGIC Insd)........................   *      08/01/23        512,080
   570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
          Rfdg (FSA Insd)........................... 6.000    09/01/18        589,933
 2,000    Torrance, CA Hosp Rev Torrance Mem Hosp
          Rfdg (MBIA Insd).......................... 6.750    01/01/12      2,010,800
 6,620    Westlands, CA Wtr Dist Rev Ctfs Partn Ser
          A (AMBAC Insd)............................ 5.000    03/01/29      5,910,998
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $191,173,957).................................................    194,611,120
SHORT-TERM INVESTMENTS  1.5%
  (Cost $2,900,000)...................................................      2,900,000
                                                                         ------------
TOTAL INVESTMENTS  100.3%
  (Cost $194,073,957).................................................    197,511,120
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%).........................       (639,044)
                                                                         ------------

NET ASSETS  100.0%....................................................   $196,872,076
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $194,073,957).......................  $197,511,120
Cash........................................................        19,580
Receivables:
  Interest..................................................     2,043,519
  Fund Shares Sold..........................................       494,680
Other.......................................................        24,857
                                                              ------------
    Total Assets............................................   200,093,756
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,323,926
  Income Distributions......................................       289,892
  Distributor and Affiliates................................       147,178
  Investment Advisory Fee...................................        78,359
  Variation Margin on Futures...............................        75,625
  Fund Shares Repurchased...................................        57,557
Trustees' Deferred Compensation and Retirement Plans........       213,205
Accrued Expenses............................................        35,938
                                                              ------------
    Total Liabilities.......................................     3,221,680
                                                              ------------
NET ASSETS..................................................  $196,872,076
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $196,953,814
Net Unrealized Appreciation.................................     3,351,946
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (193,899)
Accumulated Net Realized Loss...............................    (3,239,785)
                                                              ------------
NET ASSETS..................................................  $196,872,076
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $145,575,255 and 8,404,226 shares of
    beneficial interest issued and outstanding).............  $      17.32
    Maximum sales charge (3.25%* of offering price).........           .58
                                                              ------------
    Maximum offering price to public........................  $      17.90
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $44,937,993 and 2,592,667 shares of
    beneficial interest issued and outstanding).............  $      17.33
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,358,828 and 367,030 shares of
    beneficial interest issued and outstanding).............  $      17.33
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,866,434
                                                              ===========
EXPENSES:
Investment Advisory Fee.....................................      475,231
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $181,635, $222,755 and $34,020,
  respectively).............................................      438,410
Shareholder Services........................................       84,364
Trustees' Fees and Related Expenses.........................       47,237
Legal.......................................................       10,315
Custody.....................................................       27,567
Insurance...................................................        1,592
Other.......................................................       78,928
                                                              -----------
    Total Expenses..........................................    1,163,644
    Less Credits Earned on Cash Balances....................       10,767
                                                              -----------
    Net Expenses............................................    1,152,877
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,713,557
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,152,409)
  Futures...................................................     (458,927)
                                                              -----------
Net Realized Loss...........................................   (1,611,336)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,324,073
                                                              -----------
  End of the Period:
    Investments.............................................    3,437,163
    Futures.................................................      (85,217)
                                                              -----------
                                                                3,351,946
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,027,873
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   416,537
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,130,094
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                       SIX MONTHS
                                                          ENDED            YEAR ENDED
                                                     MARCH 31, 2000    SEPTEMBER 30, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $  4,713,557        $  9,137,935
Net Realized Gain/Loss..............................    (1,611,336)            559,638
Net Unrealized Appreciation/Depreciation During the
  Period............................................     2,027,873         (17,714,915)
                                                      ------------        ------------
Change in Net Assets from Operations................     5,130,094          (8,017,342)
                                                      ------------        ------------
Distributions from Net Investment Income............    (4,630,504)         (9,390,470)
Distributions in Excess of Net Investment Income....           -0-            (276,952)
                                                      ------------        ------------
Total Distributions from and in Excess of Net
  Investment Income*................................    (4,630,504)         (9,667,422)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................       499,590         (17,684,764)
                                                      ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................    25,573,481         169,414,699
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................     2,768,627           5,772,779
Cost of Shares Repurchased..........................   (46,683,212)       (138,683,257)
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   (18,341,104)         36,504,221
                                                      ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............   (17,841,514)         18,819,457
NET ASSETS:
Beginning of the Period.............................   214,713,590         195,894,133
                                                      ------------        ------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $193,899 and $276,952, respectively)...........  $196,872,076        $214,713,590
                                                      ============        ============

* Distributions by Class:
----------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares....................................  $ (3,593,522)       $ (7,590,523)
  Class B Shares....................................      (899,498)         (1,810,361)
  Class C Shares....................................      (137,484)           (266,538)
                                                      ------------        ------------
                                                      $ (4,630,504)       $ (9,667,422)
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX                    NINE
                                     MONTHS       YEAR       MONTHS
                                      ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
          CLASS A SHARES            MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                      2000        1999        1998       1997      1996      1995
                                    ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $17.276     $18.768     $18.294    $17.605   $17.736   $15.802
                                     -------     -------     -------    -------   -------   -------
 Net Investment Income.............     .413        .824        .638       .880      .857      .884
 Net Realized and Unrealized
   Gain/Loss.......................     .041      (1.447)       .498       .658     (.145)    1.938
                                     -------     -------     -------    -------   -------   -------
Total from Investment Operations...     .454       (.623)      1.136      1.538      .712     2.822
Less Distributions from and in
 Excess of Net Investment Income...     .408        .869        .662       .849      .843      .888
                                     -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF
 THE PERIOD........................  $17.322     $17.276     $18.768    $18.294   $17.605   $17.736
                                     =======     =======     =======    =======   =======   =======

Total Return (a)...................    2.68%**    (3.44%)      6.38%**    8.93%     4.20%    18.28%
Net Assets at End of the Period (In
 millions).........................  $ 145.6     $ 162.0     $ 151.0    $ 140.7   $ 142.5   $ 147.6
Ratio of Expenses to Average Net
 Assets* (b).......................     .97%        .92%        .88%       .96%     1.02%      .89%
Ratio of Net Investment Income to
 Average Net Assets*...............    4.90%       4.52%       4.66%      4.96%     4.94%     5.23%
Portfolio Turnover.................      30%**       44%         21%**      46%       35%       42%

* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).......................      N/A         N/A         N/A        N/A     1.03%     1.05%
Ratio of Net Investment Income to
  Average Net Assets...............      N/A         N/A         N/A        N/A     4.94%     5.07%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by -.01% for the six months ended March 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX                    NINE
                                     MONTHS       YEAR       MONTHS
                                      ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
          CLASS B SHARES            MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                      2000        1999        1998       1997      1996      1995
                                    ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $17.260     $18.758     $18.289    $17.603   $17.736   $15.805
                                     -------     -------     -------    -------   -------   -------
 Net Investment Income.............     .350        .684        .526       .741      .720      .766
 Net Realized and Unrealized
   Gain/Loss.......................     .064      (1.447)       .506       .662     (.142)    1.926
                                     -------     -------     -------    -------   -------   -------
Total from Investment Operations...     .414       (.763)      1.032      1.403      .578     2.692
Less Distributions from and in
 Excess of Net Investment Income...     .341        .735        .563       .717      .711      .761
                                     -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF
 THE PERIOD........................  $17.333     $17.260     $18.758    $18.289   $17.603   $17.736
                                     =======     =======     =======    =======   =======   =======

Total Return (a)...................    2.45%**    (4.20%)      5.76%**    8.19%     3.35%    17.33%
Net Assets at End of the Period (In
 millions).........................  $  44.9     $  45.3     $  40.1    $  31.0   $  28.6   $  24.6
Ratio of Expenses to Average Net
 Assets* (b).......................    1.72%       1.68%       1.64%      1.72%     1.79%     1.61%
Ratio of Net Investment Income to
 Average Net Assets*...............    4.15%       3.76%       3.89%      4.18%     4.17%     4.51%
Portfolio Turnover.................      30%**       44%         21%**      46%       35%       42%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets (b)........................      N/A         N/A         N/A        N/A     1.79%     1.77%
Ratio of Net Investment Income to
 Average Net Assets................      N/A         N/A         N/A        N/A     4.16%     4.35%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 3%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. If the sales charge was included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by -.01% for the six months ended March 31, 2000.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX                    NINE
                                     MONTHS       YEAR       MONTHS
                                      ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
          CLASS C SHARES            MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                      2000        1999        1998       1997      1996      1995
                                    ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $17.256     $18.754     $18.286    $17.602   $17.736   $15.798
                                     -------     -------     -------    -------   -------   -------
 Net Investment Income.............     .343        .694        .529       .727      .722      .758
 Net Realized and Unrealized
   Gain/Loss.......................     .067      (1.457)       .502       .674     (.145)    1.941
                                     -------     -------     -------    -------   -------   -------
Total from Investment Operations...     .410       (.763)      1.031      1.401      .577     2.699
Less Distributions from and in
 Excess of Net Investment Income...     .341        .735        .563       .717      .711      .761
                                     -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF
 THE PERIOD........................  $17.325     $17.256     $18.754    $18.286   $17.602   $17.736
                                     =======     =======     =======    =======   =======   =======

Total Return (a)...................    2.45%**    (4.15%)      5.70%**    8.19%     3.35%    17.40%
Net Assets at End of the Period (In
 millions).........................  $   6.4     $   7.4     $   4.8    $   3.8   $   2.2   $   1.8
Ratio of Expenses to Average Net
 Assets*...........................    1.72%       1.69%       1.63%      1.71%     1.79%     1.60%
Ratio of Net Investment Income to
 Average Net Assets* (b)...........    4.15%       3.75%       3.87%      4.15%     4.16%     4.50%
Portfolio Turnover.................      30%**       44%         21%**      46%       35%       42%

* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).......................      N/A         N/A         N/A        N/A     1.80%     1.75%
Ratio of Net Investment Income to
  Average Net Assets...............      N/A         N/A         N/A        N/A     4.16%     4.34%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by -.01% for the six months ended March 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $1,628,449, which will expire between September 30, 2002 and September 30, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $194,110,515; the aggregate gross unrealized appreciation is $6,358,761 and the aggregate gross unrealized depreciation is $2,958,156, resulting in net unrealized appreciation on long- and short-term investments of $3,400,605.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended March 31, 2000, the Fund's custody fee was reduced by $10,767 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $100 million..........................................    .500 of 1%
Next $150 million...........................................    .450 of 1%
Next $250 million...........................................    .425 of 1%
Over $500 million...........................................    .400 of 1%

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $5,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $23,200 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $60,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $143,157,251, $46,694,779 and $7,101,784 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,139,950    $ 19,152,708
  Class B.................................................     327,086       5,525,827
  Class C.................................................      52,646         894,946
                                                            ----------    ------------
Total Sales...............................................   1,519,682    $ 25,573,481
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     123,592    $  2,087,648
  Class B.................................................      35,256         595,352
  Class C.................................................       5,074          85,627
                                                            ----------    ------------
Total Dividend Reinvestment...............................     163,922    $  2,768,627
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,234,151)   $(37,990,275)
  Class B.................................................    (395,199)     (6,646,745)
  Class C.................................................    (121,777)     (2,046,192)
                                                            ----------    ------------
Total Repurchases.........................................  (2,751,127)   $(46,683,212)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $159,907,170, $47,220,345 and
$8,167,403 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   8,206,388    $ 147,459,959
  Class B................................................     905,506       16,519,855
  Class C................................................     298,867        5,434,885
                                                           ----------    -------------
Total Sales..............................................   9,410,761    $ 169,414,699
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     243,776    $   4,426,154
  Class B................................................      65,547        1,188,606
  Class C................................................       8,719          158,019
                                                           ----------    -------------
Total Dividend Reinvestment..............................     318,042    $   5,772,779
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,118,589)   $(127,545,738)
  Class B................................................    (486,135)      (8,765,169)
  Class C................................................    (131,471)      (2,372,350)
                                                           ----------    -------------
Total Repurchases........................................  (7,736,195)   $(138,683,257)
                                                           ==========    =============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 1,221 and 9,117 Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

redemptions made within six years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,600 and CDSC on redeemed shares of approximately $55,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $59,462,930 and $76,605,048, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures Opened..............................................       540
Futures Closed..............................................      (320)
                                                                  ----
Outstanding at March 31, 2000...............................       220
                                                                  ====

    The futures contracts outstanding as of March 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                          APPRECIATION/
                        DESCRIPTION                           CONTRACTS   (DEPRECIATION)
Short Contracts--Municipal Bond Index Futures June 2000
  (Current notional value $95,344 per contract).............     220         $(85,217)
                                                                 ===         ========

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $195,000.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Equity
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

* Footnote goes here, if needed.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940 as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by the shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................  7,320,897             88,278
Jerry D. Choate........................................  7,327,859             81,316
Linda Hutton Heagy.....................................  7,326,351             82,824
R. Craig Kennedy.......................................  7,328,595             80,580
Mitchell M. Merin......................................  7,325,537             83,637
Jack E. Nelson.........................................  7,328,638             80,536
Richard F. Powers, III.................................  7,329,351             79,823
Phillip B. Rooney......................................  7,328,638             80,536
Fernando Sisto.........................................  7,326,635             82,540
Wayne W. Whalen........................................  7,325,537             83,637
Suzanne H. Woolsey.....................................  7,327,005             82,170
Paul G. Yovovich*......................................  7,328,638             80,536

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP to act as independent public accountants for the fund, 7,234,357 shares voted in favor of the proposal, 12,906 shares voted against, 161,912 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

YOUR NOTES:

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                           TOP FIVE STATES       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  PORTFOLIO OF INVESTMENTS      12
                      FINANCIAL STATEMENTS      36
             NOTES TO FINANCIAL STATEMENTS      42

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      50
     FUND OFFICERS AND IMPORTANT ADDRESSES      51
              RESULTS OF SHAREHOLDER VOTES      52

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.21%    (0.11%)    (0.18%)
-------------------------------------------------------------------------
Six-month total return(2)               (4.53%)    (4.01%)    (1.16%)
-------------------------------------------------------------------------
One-year total return(2)                (8.37%)    (8.13%)    (5.42%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.44%      3.43%      3.65%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.69%   4.19%(3)      3.10%
-------------------------------------------------------------------------
Commencement date                      08/01/90   08/24/92   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.47%      4.98%      4.98%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   8.55%      7.78%      7.78%
-------------------------------------------------------------------------
SEC Yield(6)                              5.34%      4.82%      4.83%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

Income may subject certain individuals to the federal alternative minimum tax.

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
[PIE CHART]

                                                                         AS OF MARCH 31, 2000
                                                                         --------------------
AAA/Aaa                                                                          42.60
AA/Aa                                                                             4.80
A/A                                                                              10.60
BBB/Baa                                                                          11.00
BB/Ba                                                                             1.10
B/B                                                                                0.1
Non-Rated                                                                        29.80

 As of September 30, 1999
[PIE CHART]

                                                                       AS OF SEPTEMBER 30, 1999
                                                                       ------------------------
AAA/Aaa                                                                          47.00
AA/Aa                                                                             7.50
A/A                                                                               8.60
BBB/Baa                                                                          12.50
BB/Ba                                                                             1.20
Non-Rated                                                                        23.20

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                         DISTRIBUTION HISTORY
                                                                         --------------------
10/99                                                                           0.0705
11/99                                                                           0.0705
12/99                                                                           0.0705
1/00                                                                            0.0675
2/00                                                                            0.0675
3/00                                                                            0.0675

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE STATES

(as a percentage of long-term investments -- March 31, 2000)

Illinois                                                    13.9%
---------------------------------------------------------------------
Texas                                                        9.2%
---------------------------------------------------------------------
California                                                   7.3%
---------------------------------------------------------------------
Pennsylvania                                                 6.8%
---------------------------------------------------------------------
New York                                                     6.4%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
Health Care                                                                 17.9                                 15
Industrial Revenue                                                            13                               11.9
General Purpose                                                             10.2                                7.7
Transportation                                                               8.5                                9.3
Public Building                                                              6.4                               11.2

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE TIMOTHY D. HANEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JANUARY 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices decline as interest rates rise, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate, a key short-term borrowing rate, to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. A Treasury bond rally at the end of the reporting period may have been strengthened by the government's plan to buy back a significant amount of its outstanding Treasury debt.

Q   HOW DID THE MUNICIPAL MARKET
    RESPOND TO THE BOND RALLY?

A   Unfortunately, municipals lagged
the Treasury market in the fourth quarter of 1999. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are typically making tax-related adjustments to their investment programs during that time. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so they avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Generally, municipal bond funds have been losing assets lately as they have competed with the stock market for investors' interest. Also, investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   HAVE MARKET CONDITIONS
    IMPROVED DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Also, the income component of municipals is still very competitive relative to Treasuries, as 30-year insured municipals have been providing 95 to 100 percent of the yield available on the 30-year Treasury bond. This suggests that investors can enjoy the tax-exempt status of their municipal bond investments while still earning an attractive level of income.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   Lower-rated and nonrated bonds
gave us a few headaches as interest rates went up (driving prices down) and yield spreads widened significantly. For example, the difference between the yield offered on a BBB rated municipal bond and an insured AAA rated municipal bond increased from less than half a percentage point to well over a full percentage point. In a nutshell, the prices of lower-rated and nonrated bonds dropped more sharply than did those of higher-rated bonds.

    This was especially true in the health-care sector. In fact, at one time we saw BBB rated hospital bonds trading with a spread of 1.75 percentage points over AAA rated insured hospital bonds. This is a reflection of the tough times we've seen in the health-care sector. With the uncertainties involved in managed care--who will pay for what and how much--and the rising cost of services, many health-care providers are under tremendous pressure to remain profitable. In this situation, investors have become concerned about the creditworthiness of the bond issuers, and many of them have shied away from this sector of the market.

    We also ran into some credit-quality concerns within the nonrated portion of the Fund's holdings. A handful of large corporate-backed deals declined in value when their issuers encountered financial difficulties.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   In general, we continued to
manage the Fund with a long-term perspective, positioning the portfolio to take advantage of the cyclical nature of the markets.

    Late in 1999, we took steps to shorten the Fund's duration, which means we reduced its sensitivity to interest rate movements. This is a common strategy that's often used during periods of rising interest rates, because it helps protect the value of the portfolio as bond prices decline.

    We also took steps to increase the diversification of the Fund, especially within our allocations to lower-rated and nonrated bonds. This is not to say that we allocated a smaller percentage of the Fund's assets to this sector, but that we divided up the amount allocated among a greater number of securities. Our goal here is to maintain the Fund's strong income component, while reducing the impact that any one security's performance might have on the portfolio.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   The Fund's total return was below
average for its peer group, primarily because of the portfolio's emphasis on lower-rated and nonrated bonds. As of March 31, 2000, the Fund achieved a six-month total return of 0.21 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.63 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance does not guarantee future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe when people tend to
invest in a fund like this with a long-term perspective, they often expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from federal income tax, rather than investing for capital appreciation.

    The Fund's monthly tax-exempt dividend was decreased to $0.0675 from $0.0705 per Class A share in January of 2000, reflecting the lower average yield of bonds in the Fund. Keep in mind that even though rates have spiked during the past six months, many of the securities in the Fund were purchased during periods of much higher interest rates. As the bonds mature or are called, they are replaced at today's yields.

    Despite this situation, the Fund's distribution rate stood at 5.47 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn 8.55 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   One of the key factors in the near
term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    We've seen quite a few credit-rating upgrades, indicating that the rating agencies are optimistic about the credit strength of municipal bond issuers--most likely because the economy continues to be strong. Ironically, since many bond issuers have surpluses from the strong economy, there isn't much pressure to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three further interest-rate hikes within the next quarter or two.

    Going forward, we will consider moving some of the Fund's exposure to nonrated and lower-rated bonds from the 30-year maturity sector to the 5- to 10-year maturity sector. We believe the risk/return profile for shorter-maturity bonds is very attractive.

    Overall, we will continue to manage the Fund with a long-term perspective, relying on our research.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest-rate movements on net asset value. Typically, funds with shorter durations have performed better in rising-rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA rated. Recently, an A rated insurer has started to insure lower-quality municipal bonds, and those bonds are A rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  96.6%
           ALABAMA  1.3%
$ 2,100    Alabama St Indl Dev Auth Rev UNR-ROHN Inc
           Expansion Proj..............................   7.500%   09/15/11   $  2,163,273
  2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
           Ser A (AMBAC Insd) (b)......................   6.750    08/15/17      3,115,586
    350    Bessemer, AL Indl Dev Brd ROHN Inc Proj.....   9.000    09/15/01        358,032
  1,750    Bessemer, AL Indl Dev Brd ROHN Inc Proj.....   9.500    09/15/11      1,999,130
    240    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
           Mobile Energy Svcs Co Proj Rfdg (f).........   6.950    01/01/20         78,196
  1,000    Montgomery, AL Med Clinic Brd Jackson Hosp &
           Clinic (AMBAC Insd).........................   5.875    03/01/16      1,014,470
  2,000    West Jefferson Cnty, AL Amusement & Pub Pk
           Auth First Mtg Visionland Proj..............   6.375    02/01/29      1,463,380
                                                                              ------------
                                                                                10,192,067
                                                                              ------------
           ALASKA  0.8%
     10    Alaska Energy Auth Pwr Rev Bradley Lake Proj
           Ser 1 (BIGI Insd)...........................   6.250    07/01/21         10,003
  1,000    Alaska Indl Dev & Expt Auth Pwr Rev Upper
           Lynn Canal Regl Pwr.........................   5.700    01/01/12        890,000
  1,800    Alaska Indl Dev & Expt Auth Pwr Rev Upper
           Lynn Canal Regl Pwr.........................   5.875    01/01/32      1,492,056
  1,650    Juneau, AK City & Borough
           Nonrecourse Rev.............................   6.875    12/01/25      1,534,814
  3,265    North Slope Borough, AK Cap Apprec Ser A
           (MBIA Insd).................................    *       06/30/10      1,875,938
  1,000    Valdez, AK Marine Term Rev Sohio Pipeline
           Rfdg........................................   7.125    12/01/25      1,055,740
                                                                              ------------
                                                                                 6,858,551
                                                                              ------------
           ARIZONA  2.4%
  1,000    Maricopa Cnty, AZ Indl Dev Auth Multi-Family
           Hsg Rev Rfdg................................   6.500    07/01/09      1,031,390
  1,000    Peoria, AZ Indl Dev Auth Rev Sierra Winds
           Life Ser A Rfdg.............................   6.500    08/15/31        883,590
    580    Pima Cnty, AZ Indl Dev Auth Single Family
           Mtg Rev (GNMA Collateralized)...............   6.625    11/01/14        589,947

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           ARIZONA (CONTINUED)
$ 5,220    Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A
           (b).........................................   9.500%   07/01/10   $  5,389,493
    500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
           Westminster Vlg Ser A Rfdg..................   8.250    06/01/15        529,630
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)................   6.000    09/01/12      1,974,769
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)................   6.125    09/01/17      1,818,373
  7,000    Tucson, AZ Arpt Auth Inc Spl Fac Rev
           Lockheed Aermod Cent Inc....................   8.700    09/01/19      7,241,640
                                                                              ------------
                                                                                19,458,832
                                                                              ------------
           ARKANSAS  0.9%
  4,935    Dogwood Addition PRD Muni Ppty Owners
           Multi-Purp Impt Dist No 8 AR Impt Ser A
           (d).........................................   7.500    01/31/06      4,241,139
  5,470    Dogwood Addition PRD Muni Ppty Owners
           Multi-Purp Impt Dist No 8 AR Impt
           Ser B (d) (f)...............................   7.500    01/31/06      1,367,500
  1,835    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
           Hosp Rev Newport Hosp & Clinic Inc..........   7.375    11/01/11      1,784,189
                                                                              ------------
                                                                                 7,392,828
                                                                              ------------
           CALIFORNIA  7.0%
  4,990    California Edl Fac Auth Rev College of
           Osteopathic Med Pacific (Prerefunded @
           06/01/03)...................................   7.500    06/01/18      5,411,655
  2,880    California Edl Fac Auth Rev Univ of La
           Verne.......................................   6.300    04/01/09      2,977,632
  4,170    Delano, CA Ctfs Partn Ser A (Prerefunded @
           01/01/03) (b)...............................   9.250    01/01/22      4,725,903
  2,660    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................    *       09/01/10      1,498,538
  5,875    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................    *       09/01/11      3,089,016
  3,890    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................    *       09/01/13      1,774,851
  5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................    *       09/01/14      2,299,388
    850    Fairfield, CA Hsg Auth Mtg Rev Creekside
           Estates Proj Rfdg (Prerefunded @
           08/01/02)...................................   7.875    02/01/15        928,872
  3,000    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev (MBIA Insd)..........................    *       01/15/17      1,132,980
 21,000    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev......................................    *       01/15/24      4,654,440

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$54,635    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev......................................    *       01/15/32   $  7,195,429
 15,000    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev......................................    *       01/15/38      1,335,150
  3,000    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev......................................    *       01/15/27      1,533,450
 15,000    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev......................................    *       01/15/30      2,247,450
  2,825    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............    *       09/01/15      1,206,586
  1,155    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............    *       09/01/19        378,794
  1,265    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............    *       09/01/22        341,702
  1,380    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............    *       09/01/25        310,555
  3,500    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............    *       09/01/25        738,710
  5,255    Murrieta Vly, CA Uni Sch Dist Ser A
           (FGIC Insd).................................    *       09/01/22      1,422,581
  1,650    Riverside Cnty, CA Air Force Vlg West Inc
           Ser A Rfdg (Prerefunded @ 06/15/02).........   8.125%   06/15/20      1,805,314
  9,035    San Diego Cnty, CA Wtr Auth Rev Ctfs Partn
           Ser A (FGIC Insd)...........................   4.500    05/01/24      7,494,984
  6,805    San Ramon Vly, CA Uni Sch Dist Ser A (FGIC
           Insd).......................................    *       07/01/17      2,574,468
                                                                              ------------
                                                                                57,078,448
                                                                              ------------
           COLORADO  3.2%
  2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
           (b).........................................   8.875    08/01/11      3,650,053
  3,985    Adams Cnty, CO Single Family Mtg Rev Ser A
           (b).........................................   8.875    08/01/12      5,228,201
    300    Berry Creek Metro Dist CO Rfdg & Impt.......   8.250    12/01/11        313,308
    200    Berry Creek Metro Dist CO Rfdg & Impt
           (Prerefunded @ 12/01/01)....................   8.250    12/01/11        213,538
  1,000    Edgewater, CO Redev Auth Tax
           Increment Rev (Prerefunded @ 12/01/03)......   6.750    12/01/08      1,066,390
  1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (MBIA Insd)...........................    *       12/15/14        598,488
  1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (MBIA Insd)...........................    *       12/15/15        606,908

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           COLORADO (CONTINUED)
$ 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (MBIA Insd)...........................    *       12/15/16   $    569,022
  1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (MBIA Insd)...........................    *       12/15/18        468,572
  3,690    Jefferson Cnty, CO Residential Mtg Rev......   11.50%   09/01/12      5,708,762
  5,000    Meridian Metro Dist CO Peninsular & Oriental
           Steam Navig Co Rfdg (LOC: Meridian Assoc
           East).......................................   7.500    12/01/11      5,213,500
  1,915    Northern Metro Dist CO Adams Cnty Rfdg......   6.500    12/01/16      1,894,644
                                                                              ------------
                                                                                25,531,386
                                                                              ------------
           CONNECTICUT  1.8%
  3,005    Connecticut St Hlth & Edl Fac Auth Rev
           Nursing Home Pgm AHF/Hartford (Prerefunded @
           11/01/04) (b)...............................   7.125    11/01/14      3,323,830
    495    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (a)..........   6.500    09/01/06        538,273
  2,530    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (a)..........   6.400    09/01/11      2,629,809
  2,470    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (Prerefunded
           @ 09/01/07) (a).............................   6.400    09/01/11      2,709,541
  4,000    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A--Private Placement (a)..........   5.750    09/01/18      3,724,920
  1,500    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A--Private Placement (a)..........   5.750    09/01/27      1,366,215
                                                                              ------------
                                                                                14,292,588
                                                                              ------------
           DISTRICT OF COLUMBIA  0.7%
  2,500    District of Columbia Rev Natl Pub Radio Ser
           A (b).......................................   7.700    01/01/23      2,584,025
  3,000    Washington Dist of Columbia Convention Cent
           Auth Dedicated Tax Rev (AMBAC Insd).........   5.250    10/01/12      2,993,190
                                                                              ------------
                                                                                 5,577,215
                                                                              ------------
           FLORIDA  3.9%
    275    Atlantic Beach, FL Rev Fleet Landing Proj
           Ser A Rfdg & Impt...........................   7.500    10/01/02        285,626
    500    Atlantic Beach, FL Rev Fleet Landing Proj
           Ser A Rfdg & Impt...........................   7.875    10/01/08        560,030
  1,405    Broward Cnty, FL Res Recovery Rev Waste
           Energy North Proj...........................   7.950    12/01/08      1,450,297
  1,840    Broward Cnty, FL Res Recovery Rev Waste
           Energy South Proj...........................   7.950    12/01/08      1,899,322

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 2,500    Cocoa, FL Wtr & Swr Rev Rfdg (FGIC Insd)....   4.500%   10/01/22   $  2,093,075
  9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
           Ser A Rfdg (MBIA Insd)......................    *       02/01/18      3,128,760
  1,800    Florida Hsg Fin Corp Rev Hsg Beacon Hill
           Apts Ser C..................................   6.610    07/01/38      1,668,654
  3,000    Florida Hsg Fin Corp Rev Hsg Cypress Trace
           Apts Ser G..................................   6.600    07/01/38      2,800,500
  2,000    Florida Hsg Fin Corp Rev Hsg Westchase Apts
           Ser B.......................................   6.610    07/01/38      1,864,860
    560    Florida St Brd Edl Cap Outlay Pub Edl
           Ser A Rfdg..................................   7.250    06/01/23        574,011
    590    Florida St Brd Edl Cap Outlay Pub Edl Ser A
           Rfdg (Prerefunded @ 06/01/00)...............   7.250    06/01/23        604,786
  1,500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg...................   8.750    07/01/26      1,629,975
    595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd).......................................   6.000    10/01/16        596,666
    405    Orange Cnty, FL Tourist Dev Tax Rev
           (Prerefunded @ 10/01/00) (AMBAC Insd).......   6.000    10/01/16        408,819
  4,095    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
           Kobernick/Meadow Pk
           (Prerefunded @ 07/01/02)....................  10.000    07/01/22      4,593,566
  5,000    Sarasota Cnty, FL Pub Hosp Brd Miles
           Sarasota Mem Hosp Proj Ser A (Embedded Cap)
           (MBIA Insd).................................   3.903    10/01/21      4,682,950
    980    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj...............   7.500    05/01/18        998,610
    835    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj...............   8.500    05/01/17        883,422
  1,000    University Square Cmnty Dev Dist FL Cap Impt
           Rev.........................................   6.750    05/01/20        981,300
                                                                              ------------
                                                                                31,705,229
                                                                              ------------
           GEORGIA  4.4%
  2,000    Atlanta, GA Urban Residential Fin Auth
           Multi-Family Rev Proj Ser A.................   6.750    07/01/30      1,887,080
  2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
           Rev.........................................   6.500    02/01/28      1,875,620
  2,000    George L Smith II GA Wrld Congress Cent Auth
           Rev Domed Stadium Proj Rfdg (MBIA Insd)
           (c).........................................   5.500    07/01/20      1,916,220

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           GEORGIA (CONTINUED)
$24,000    Georgia Loc Govt Ctfs Partn Grantor Tr Ser A
           (MBIA Insd).................................   4.750%   06/01/28   $ 20,406,960
  1,500    Georgia Muni Elec Auth Pwr Rev Ser X (MBIA
           Insd).......................................   6.500    01/01/20      1,655,145
  9,070    Municipal Elec Auth GA Proj One Sub Ser A
           (MBIA Insd).................................   4.500    01/01/19      7,581,613
                                                                              ------------
                                                                                35,322,638
                                                                              ------------
           HAWAII  1.8%
  4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA
           Insd).......................................   6.350    07/01/07      4,278,633
  2,350    Hawaii St Dept Trans Spl Fac Rev Continental
           Airls Inc...................................   9.700    06/01/20      2,408,867
  2,365    Hawaii St Dept Trans Spl Fac Rev Continental
           Airls Inc. .................................   5.625    11/15/27      1,944,976
  1,475    Hawaii St Harbor Cap Impt Rev (FGIC Insd)...   6.350    07/01/07      1,562,232
  1,560    Hawaii St Harbor Cap Impt Rev (FGIC Insd)...   6.400    07/01/08      1,654,567
    500    Hawaii St Harbor Cap Impt Rev (MBIA Insd)...   7.000    07/01/17        512,580
  4,500    Honolulu, HI City & Cnty Wastewtr Sys Rev
           (FGIC Insd).................................    *       07/01/15      1,895,670
                                                                              ------------
                                                                                14,257,525
                                                                              ------------
           ILLINOIS  13.4%
  4,035    Bedford Park, IL Tax Increment Rev Sr Lien
           Bedford City Sq Proj (b)....................   9.250    02/01/12      4,346,300
  1,310    Bridgeview, IL Tax Increment Rev Rfdg.......   9.000    01/01/11      1,502,203
  6,375    Broadview, IL Tax Increment Rev Sr Lien
           (Prerefunded @ 07/01/04)....................   8.250    07/01/13      7,104,746
  3,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (g)............................. 0/5.650    01/01/19      2,023,800
 13,600    Chicago, IL Brd Edl Cap Apprec Sch Reform B
           1 (FGIC Insd)...............................    *       12/01/22      3,491,256
  6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................    *       12/01/19      2,126,088
  5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................    *       12/01/20      1,464,700
  6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................    *       12/01/21      1,748,726
  1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
           Chicago.....................................   7.000    01/01/11      1,148,030
  6,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Proj Ser B.....................   5.200    04/01/11      5,439,360
  4,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc (b)........................   8.500    05/01/18      4,086,120

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 4,555    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc Ser B......................   8.950%   05/01/18   $  4,754,418
  1,760    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized).......................   7.000    09/01/27      1,854,794
    405    Chicago, IL Tax Increment Alloc Santn Drain
           & Ship Canal Ser A..........................   7.375    01/01/05        412,241
  1,000    Chicago, IL Tax Increment Alloc Santn Drain
           & Ship Canal Ser A..........................   7.750    01/01/14      1,038,960
  1,000    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)..............   8.750    01/01/07      1,204,530
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd).............................    *       12/01/07      1,515,557
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd).............................    *       12/01/08      1,433,337
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd).............................    *       12/01/09      1,353,224
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd).............................    *       12/01/10      1,277,687
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd).............................    *       12/01/11      1,204,074
  1,000    Crestwood, IL Tax Increment Rev Rfdg........   7.250    12/01/08      1,031,310
  1,000    Hodgkins, IL Tax Increment..................   9.500    12/01/09      1,093,610
  1,500    Hodgkins, IL Tax Increment Ser A Rfdg.......   7.625    12/01/13      1,582,110
  1,450    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
           Cmnty Mem Hosp Rfdg.........................   6.550    11/15/29      1,297,098
  1,500    Huntley, IL Increment Alloc Rev Huntley
           Redev Proj Ser A............................   8.500    12/01/15      1,653,990
  1,000    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
           A...........................................   6.500    03/01/29        930,920
    505    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj................................   8.000    11/15/06        524,629
  2,000    Illinois Dev Fin Auth Solid Waste
           Disposal Rev................................   5.950    12/01/24      1,849,820
  1,000    Illinois Edl Fac Auth Rev Lake Forest
           College (Prerefunded @ 10/01/01) (FSA
           Insd).......................................   6.750    10/01/21      1,050,620
  1,000    Illinois Edl Fac Auth Rev Northwestern Univ
           Ser 1985 (Prerefunded @ 12/01/01)...........   6.900    12/01/21      1,054,310
  1,000    Illinois Edl Fac Auth Rev Peace Mem
           Ministries Proj.............................   7.500    08/15/26      1,018,180
  1,440    Illinois Hlth Fac Auth Rev Silver Cross Hosp
           & Med Rfdg..................................   5.500    08/15/19      1,253,203

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 3,000    Illinois Hlth Fac Auth Rev Silver Cross Hosp
           & Med Rfdg..................................   5.500%   08/15/25   $  2,529,750
  2,000    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Proj B (Prerefunded @ 10/01/02).......   9.000    10/01/22      2,228,560
  4,100    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Proj Ser A (Prerefunded @ 10/01/02)...   9.500    10/01/22      4,649,400
  1,500    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Ser A Rfdg............................   7.400    08/15/23      1,504,440
    460    Illinois Hlth Fac Auth Rev Glenoaks Med Cent
           Ser D.......................................   9.500    11/15/15        484,702
  1,000    Illinois Hlth Fac Auth Rev Northwestern Mem
           Hosp (b)....................................   6.750    08/15/11      1,044,920
  2,600    Illinois Hlth Fac Auth Rev Utd Med Cent
           (Prerefunded @ 07/01/03) (b)................   8.375    07/01/12      2,855,580
    250    Illinois Hsg Dev Auth Residential Mtg Rev
           (Inverse Fltg)..............................   9.410    02/13/18        264,375
  5,750    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev (FGIC Insd)......................   5.250    12/15/28      5,276,143
  2,800    Regional Tran Auth IL Ser A (AMBAC Insd)....   8.000    06/01/17      3,540,096
  3,773    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser A (f)..............................   8.375    10/15/16      1,698,047
  1,477    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser B (f)..............................   8.375    10/15/16        664,453
  2,532    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser C..................................   7.250    10/15/24      2,379,749
    586    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser C..................................   7.250    10/15/09        562,118
    591    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser D..................................    *       10/15/09        277,594
    650    Round Lake Beach, IL Tax Increment
           Rev Rfdg....................................   7.200    12/01/04        678,958
    500    Round Lake Beach, IL Tax Increment
           Rev Rfdg....................................   7.500    12/01/13        528,540
  1,470    Saint Charles, IL Indl Dev Rev Tri-City
           Cent Proj...................................   7.500    11/01/13      1,484,156
  7,185    Saint Clair Cnty, IL Cap Apprec (FGIC
           Insd).......................................    *       10/01/20      2,030,697
  7,910    Saint Clair Cnty, IL Cap Apprec (FGIC
           Insd).......................................    *       10/01/25      1,606,521
  8,260    Saint Clair Cnty, IL Cap Apprec (FGIC
           Insd).......................................    *       10/01/27      1,478,870
  8,655    Saint Clair Cnty, IL Cap Apprec (FGIC
           Insd).......................................    *       10/01/29      1,364,980
  1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
           Ser A (MBIA Insd)...........................    *       04/01/18        349,890

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,240    Southern IL Univ Rev Hsg & Aux Fac Sys Ser A
           (MBIA Insd).................................   5.800%   04/01/10   $  1,260,671
  2,370    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).......................................    *       12/01/14      1,042,302
  4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).......................................    *       12/01/15      1,756,806
                                                                              ------------
                                                                               108,412,269
                                                                              ------------
           INDIANA  2.5%
  1,000    East Chicago, IN Exempt Fac Inland Steel Co
           Proj No 14..................................   6.700    11/01/12        915,350
    570    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
           Hosp Inc....................................   7.000    07/01/12        602,741
  2,180    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
           Hosp Inc (Prerefunded @ 07/01/02)...........   7.000    07/01/12      2,321,308
  1,650    Indiana Bond Bank Spl Pgm Hendricks Redev
           Ser B (LOC: Canadian Imperial Bank Insd)....   6.125    02/01/17      1,668,892
  3,125    Indiana Bond Bank Spl Pgm Hendricks Redev
           Ser B (LOC: Canadian Imperial Bank Insd)....   6.200    02/01/23      3,154,469
  1,995    Indiana Hlth Fac Fin Auth Rev Hoosier Care
           Proj Ser A..................................   7.125    06/01/34      1,816,308
    980    Indiana Hlth Fac Fin Auth Rev Metro Hlth/IN
           Inc Proj....................................   6.300    12/01/23        843,790
  2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth/IN
           Inc Proj....................................   6.400    12/01/33      1,694,840
    550    Indianapolis, IN Loc Pub Impt Bond Bank
           Ser D.......................................   6.750    02/01/14        617,523
  5,000    Jasper Cnty, IN Econ Dev Rev................   5.600    04/01/29      4,261,200
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/11         56,315
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/12         51,997
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/13         46,246
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/14         41,080
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/15         37,883
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/16         36,285

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           INDIANA (CONTINUED)
$   225    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/17   $     55,787
  1,500    Wells Cnty, IN Hosp Auth Rev Caylor-Nickel
           Med Cent Inc Rfdg...........................   8.500%   04/15/03      1,644,195
                                                                              ------------
                                                                                19,866,209
                                                                              ------------
           IOWA  0.8%
  1,945    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd).............................   6.000    07/01/07      2,043,203
  2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd).............................   5.750    07/01/17      2,407,440
  2,000    Iowa Fin Auth Multi-Family Rev Hsg Hamlet
           Apts Proj A Rfdg (GNMA Collateralized)......   6.150    05/01/32      2,006,760
                                                                              ------------
                                                                                 6,457,403
                                                                              ------------
           KANSAS  0.1%
  1,000    Newton, KS Hosp Rev Newton Hlthcare Corp Ser
           A (Prerefunded @ 11/15/04)..................   7.750    11/15/24      1,122,120
                                                                              ------------

           KENTUCKY  0.9%
  1,000    Bowling Green, KY Indl Dev Rev Coltec Inds
           Inc Rfdg....................................   6.550    03/01/09        980,800
  2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (MBIA Insd).................................   7.364    10/09/08      3,052,000
  1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (Prerefunded @ 10/01/02) (MBIA Insd)........   7.364    10/01/08      1,321,500
    850    Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA
           Gtd)........................................   7.450    01/01/23        876,877
  1,000    Kentucky St Tpk Auth Toll Rd Rev Ser A......   5.500    07/01/07      1,001,050
                                                                              ------------
                                                                                 7,232,227
                                                                              ------------
           LOUISIANA  1.8%
    500    Hodge, LA Util Rev Stone Container Corp Ser
           1990........................................   9.000    03/01/10        510,690
  5,755    Jefferson, LA Sales Tax Dist Spl Sales Tax
           Rev (FSA Insd)..............................    *       12/01/15      2,393,159
  1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
           Advanced Polymer Proj Ser 1985..............  10.000    11/15/04      2,350,986
  1,000    Lake Charles, LA Harbor & Terminal Dist Port
           Fac Rev Trunkline Rfdg......................   7.750    08/15/22      1,075,100
  2,215    Louisiana Pub Fac Auth Rev Indl Dev Beverly
           Enterprise Inc Rfdg.........................   8.250    09/01/08      2,323,136
  3,000    Louisiana St Hlth Edl Auth Rev Lambeth House
           Ser A Rfdg..................................   5.250    01/01/05      2,870,670

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
$ 1,000    New Orleans, LA Rfdg (FGIC Insd)............   5.500%   12/01/21   $    974,600
    700    Port New Orleans, LA Indl Dev Rev Avondale
           Inds Inc Proj Rfdg..........................   8.250    06/01/04        730,786
  1,400    West Feliciana Parish, LA Pollutn Ctl Rev
           Gulf States Util Co Proj Ser A..............   7.500    05/01/15      1,464,960
                                                                              ------------
                                                                                14,694,087
                                                                              ------------
           MARYLAND  0.4%
  1,500    Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
           Steel Corp Proj Ser A Rfdg..................   7.550    06/01/17      1,531,530
  1,650    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A.................   5.750    06/01/29      1,466,405
                                                                              ------------
                                                                                 2,997,935
                                                                              ------------
           MASSACHUSETTS  2.4%
  1,000    Boston, MA Rev Boston City Hosp Ser A (FHA
           Gtd) (Prerefunded @ 08/15/00)...............   7.625    02/15/21      1,030,310
  1,235    Massachusetts Edl Ln Auth Rev Edl Ln Rev
           Muni Forwards Issue E Ser A (AMBAC Insd)....   7.000    01/01/10      1,285,820
  1,000    Massachusetts St Dev Fin Agy Rev Hillcrest
           Edl Cent Inc................................   6.375    07/01/29        954,120
  1,000    Massachusetts St Dev Fin Agy Rev Hlthcare
           Fac Alliance Ser A..........................   7.100    07/01/32        938,840
  6,200    Massachusetts St Hlth & Edl Fac Auth Rev New
           England Med Cent Hosp Ser G (Embedded Swap)
           (MBIA Insd).................................   5.000    07/01/13      5,840,896
  1,500    Massachusetts St Indl Fin Agy Hillcrest Edl
           Cent Inc Proj (Prerefunded @ 07/01/05)......   8.450    07/01/18      1,666,185
  5,000    Massachusetts St Indl Fin Agy Rev First Mtg
           Reeds Landing Proj..........................   8.625    10/01/23      5,341,350
    970    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth Assoc Proj
           (Prerefunded @ 06/01/04)....................   8.800    06/01/14      1,182,100
  1,000    Massachusetts St Indl Fin Agy Rev Wtr
           Treatment American Hingham..................   6.600    12/01/15      1,011,370
                                                                              ------------
                                                                                19,250,991
                                                                              ------------
           MICHIGAN  2.2%
  3,500    Detroit, MI Downtown Dev Auth Tax Increment
           Rev (Prerefunded @ 07/01/06) (b)............   6.200    07/01/17      3,771,215
  1,000    Detroit, MI Loc Dev Fin Auth Ser C..........   6.850    05/01/21        968,030
    650    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
           Rev Ser A Rfdg (AMBAC Insd).................   6.250    07/01/12        674,284

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
$ 1,350    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
           Rev Ser A Rfdg (Prerefunded @ 07/01/02)
           (AMBAC Insd)................................   6.250%   07/01/12   $  1,417,945
  1,500    Grand Valley, MI St Univ Rev Gen (FGIC
           Insd).......................................   5.500    02/01/18      1,502,415
  1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmty Hlth Cent....................   5.250    05/15/26      1,028,034
  7,710    Michigan St Strategic Fd Ltd Oblig Rev Great
           Lakes Pulp & Fiber Proj (e).................   8.000    12/01/27      3,855,046
  4,500    Michigan St Strategic Fd Solid Waste Disp
           Rev Genesee Pwr Station Proj................   7.500    01/01/21      4,635,090
                                                                              ------------
                                                                                17,852,059
                                                                              ------------
           MINNESOTA  0.1%
  1,000    North Saint Paul, MN Multi-Family Rev Hsg
           Cottages North Saint Paul Rfdg..............   9.250    02/01/22      1,034,650
                                                                              ------------

           MISSISSIPPI  0.8%
  5,000    Lowndes Cnty, MS Solid Waste Disp & Pollutn
           Ctl Rev Weyerhaeuser Co Rfdg................   6.700    04/01/22      5,358,800
  1,120    Ridgeland, MS Urban Renewal Rev The Orchard
           Ltd Proj Ser A Rfdg.........................   7.750    12/01/15      1,146,656
                                                                              ------------
                                                                                 6,505,456
                                                                              ------------
           MISSOURI  1.5%
  1,000    Kansas City, MO Multi-Family Hsg Rev Vlg
           Green Apts Proj.............................   6.250    04/01/30        916,930
  2,835    Kansas City, MO Port Auth Fac Riverfront
           Park Proj Ser A (b).........................   5.750    10/01/06      2,906,726
  2,000    Lees Summit, MO Indl Dev Auth Hlth Fac Rev
           John Knox Vlg Proj Rfdg & Impt..............   7.125    08/15/12      2,053,480
  1,145    Missouri St Econ Dev Export & Infrastructure
           Brd Med Office Fac Rev (MBIA Insd)..........   7.250    06/01/04      1,200,933
  3,920    Missouri St Econ Dev Export & Infrastructure
           Brd Med Office Fac Rev (Prerefunded @
           06/01/04) (MBIA Insd).......................   7.250    06/01/14      4,338,852
    805    Saint Louis, MO Tax Increment Rev Scullin
           Redev Area Ser A............................  10.000    08/01/10        953,933
                                                                              ------------
                                                                                12,370,854
                                                                              ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           NEBRASKA  0.6%
$   800    Nebraska Invt Fin Auth Single Family Mtg Rev
           (Inverse Fltg) (GNMA Collateralized)........   6.700%   09/15/24   $    838,000
    700    Nebraska Invt Fin Auth Single Family Mtg Rev
           (Inverse Fltg) (GNMA Collateralized)........  10.669    09/10/30        736,750
  2,900    Nebraska Invt Fin Auth Single Family Mtg Rev
           (Inverse Fltg) (GNMA Collateralized)........   9.507    10/17/23      3,077,625
                                                                              ------------
                                                                                 4,652,375
                                                                              ------------
           NEW HAMPSHIRE  1.1%
  1,555    New Hampshire Higher Edl & Hlth Fac Auth
           Rev.........................................   8.800    06/01/09      1,716,860
    890    New Hampshire Higher Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue Rfdg...........   6.100    07/01/09        857,364
  1,985    New Hampshire Higher Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue Rfdg
           (Prerefunded @ 07/01/04)....................   7.625    07/01/16      2,186,676
  1,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
           New London Hosp Assn Proj...................   7.500    06/01/05      1,051,470
    955    New Hampshire St Business Fin Auth Elec Fac
           Rev Plymouth Cogeneration...................   7.750    06/01/14        969,525
  1,000    New Hampshire St Business Fin Auth Rev Alice
           Peck Day Hlth Sys Ser A.....................   6.875    10/01/19        940,380
  1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
           (FGIC Insd).................................   6.750    11/01/11      1,101,160
                                                                              ------------
                                                                                 8,823,435
                                                                              ------------
           NEW JERSEY  4.3%
    400    Atlantic City, NJ Brd Edl Sch (Prerefunded @
           12/01/02) (AMBAC Insd)......................   6.125    12/01/11        421,344
    250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd
           (Prerefunded @ 10/01/04) (MBIA Insd)........   6.150    10/01/14        267,395
  2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
           Refrig......................................   8.400    04/01/24      2,022,140
    250    Essex Cnty, NJ Impt Auth Lease Jail & Youth
           House Proj (Prerefunded @ 12/01/04) (AMBAC
           Insd).......................................   6.600    12/01/07        272,327
    370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd).....   5.375    09/01/10        377,000
    250    Hudson Cnty, NJ Ctfs Partn Correctional Fac
           Rfdg (MBIA Insd)............................   6.600    12/01/21        261,703
    250    Lacey Muni Util Auth NJ Wtr Rev (Prerefunded
           @ 12/01/04) (MBIA Insd).....................   6.250    12/01/24        268,820
  6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
           Rfdg (MBIA Insd)............................   6.250    08/15/10      6,585,582

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$   500    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen Trenton Ser A............   6.200%   12/01/10   $    490,790
  2,000    New Jersey Econ Dev Auth Holt Hauling &
           Warehsg Rev Ser G Rfdg......................   8.400    12/15/15      2,011,020
    210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub
           Svcs Elec & Gas Co Proj A (MBIA Insd).......   6.400    05/01/32        216,434
  1,900    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A....................   8.500    11/01/16      2,011,074
    350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
           Corp (FSA Insd).............................   6.250    07/01/14        366,229
  1,000    New Jersey Econ Dev Auth Rev United
           Methodist Homes.............................   7.500    07/01/20      1,127,280
  1,000    New Jersey Econ Dev Auth Rev United
           Methodist Homes Oblig Ser A
           (Prerefunded @ 07/01/05)....................   7.500    07/01/25      1,127,280
  2,000    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airls Inc Proj..................   6.250    09/15/19      1,876,060
     50    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airls Inc Proj..................   6.250    09/15/29         46,044
    300    New Jersey Econ Dev Auth Wtr Fac Rev
           Hackensack Wtr Co Proj B Rfdg (MBIA Insd)...   5.900    03/01/24        300,708
    170    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
           Insd).......................................   6.250    07/01/21        175,969
    230    New Jersey Hlthcare Fac Fin Auth Rev
           (Prerefunded @ 07/01/04) (AMBAC Insd).......   6.250    07/01/21        245,461
    490    New Jersey Hlthcare Fac Fin Auth Rev
           Atlantic City Med Cent Ser C Rfdg...........   6.800    07/01/11        513,525
    700    New Jersey Hlthcare Fac Fin Auth Rev Christ
           Hosp Group Issue (Connie Lee Insd)..........   7.000    07/01/04        754,740
    400    New Jersey Hlthcare Fac Fin Auth Rev Christ
           Hosp Group Issue (Connie Lee Insd)..........   7.000    07/01/06        440,984
    250    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd).............   6.000    07/01/06        264,560
    250    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd).............   6.750    07/01/19        282,150
    500    New Jersey Hlthcare Fac Fin Auth Rev
           Southern Ocean Cnty Hosp Ser A..............   6.125    07/01/13        462,755
    400    New Jersey Sports & Exposition Auth
           Convention Cent Luxury Tax Rev Ser A Rfdg
           (MBIA Insd).................................   6.250    07/01/20        420,480

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$   200    New Jersey St Edl Fac Auth Rev Caldwell
           College Ser A...............................   7.250%   07/01/25   $    207,134
    250    New Jersey St Edl Fac Auth Rev Glassboro St
           College Ser A (Prerefunded @ 07/01/01) (MBIA
           Insd).......................................   6.700    07/01/21        261,555
    270    New Jersey St Hsg & Mtg Fin Agy Rev Home
           Buyer Ser K (MBIA Insd).....................   6.375    10/01/26        276,593
    500    New Jersey St Hsg & Mtg Fin Agy Rev Home
           Buyer Ser O (MBIA Insd).....................   6.300    10/01/23        509,860
  3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
           (MBIA Insd) (b).............................   6.500    01/01/16      3,877,138
  5,735    New Jersey St Tran Corp Fed Tran Admin
           Grants Ser A................................   5.750    09/15/10      6,009,534
    300    Union City, NJ (FSA Insd)...................   6.375    11/01/10        332,136
                                                                              ------------
                                                                                35,083,804
                                                                              ------------
           NEW MEXICO  0.4%
  2,600    Albuquerque, NM Retirement Fac Rev La Vida
           Llena Proj Ser B Rfdg.......................   6.600    12/15/28      2,265,276
  1,000    Farmington, NM Pollutn Ctl Rev Pub Service
           Co RMK Ser A Rfdg...........................   5.800    04/01/22        896,130
                                                                              ------------
                                                                                 3,161,406
                                                                              ------------
           NEW YORK  6.2%
  1,000    Brookhaven, NY Indl Dev Agy Sr Residential
           Hsg Rev Woodcrest Estates Fac Ser A.........   6.375    12/01/37        863,200
  5,000    Metropolitan Tran Auth NY Svcs Contract Tran
           Fac Ser 5 Rfdg..............................   7.000    07/01/12      5,217,850
  1,000    New York City Indl Dev Agy Field Hotel Assoc
           Lp JFK Rfdg.................................   6.000    11/01/28        864,460
  1,000    New York City Indl Dev Agy Laguardia Assoc
           Lp Proj Rfdg................................   6.000    11/01/28        864,460
  1,000    New York City Indl Dev Agy Civic Fac
           Marymount Manhattan College Proj............   7.000    07/01/23      1,060,190
  4,100    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B (b)...........................   5.000    06/15/17      3,747,687
  5,000    New York City Ser A (b).....................   7.000    08/01/07      5,535,500
    945    New York City Ser C
           (Prerefunded @ 08/01/02)....................   6.500    08/01/04        995,094
  4,055    New York City Ser C (b).....................   6.500    08/01/04      4,242,179
    640    New York City Ser C Subser C1
           (Prerefunded @ 08/01/02)....................   7.500    08/01/20        688,352
  2,000    New York City Ser D Rfdg (b)................   8.000    02/01/05      2,241,400

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,200    New York City Ser E (b).....................   5.700%   08/01/08   $  2,259,136
  2,750    New York St Dorm Auth Rev Court Fac Lease
           Ser A.......................................   5.500    05/15/10      2,761,358
  2,295    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A...................................   5.750    02/15/11      2,338,720
  2,285    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A...................................   5.750    02/15/12      2,318,909
  2,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev (Inverse Fltg)..........................   8.224    04/01/20      2,640,625
  3,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Co Ser B
           (Inverse Fltg)..............................   9.260    07/01/26      3,292,500
  2,000    New York St Energy Resh & Dev Auth Pollutn
           Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
           (FGIC Insd).................................   7.200    07/01/29      2,163,980
    185    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Fac Ser A.........................   7.750    08/15/11        193,393
    175    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Fac Ser C.........................   7.300    02/15/21        183,684
  2,400    New York St Urban Dev Corp Rev Correctional
           Cap Fac Rfdg................................   5.625    01/01/07      2,440,704
  1,000    Peekskill, NY Indl Dev Agy Sr Drum Hill Sr
           Living Proj.................................   6.375    10/01/28        869,440
  1,200    Port Auth NY & NJ Cons 95th Ser.............   6.125    07/15/22      1,219,236
  1,500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
           Spellman High Voltage Fac Ser A.............   6.375    12/01/17      1,392,870
                                                                              ------------
                                                                                50,394,927
                                                                              ------------
           OHIO  1.3%
  1,220    Cleveland Cuyahoga Cnty, OH Port Auth Rev
           Dev Port Cleveland Bond Fd Ser A............   5.750    05/15/20      1,066,683
    755    Cleveland Cuyahoga Cnty, OH Port Auth Rev
           Dev Port Cleveland Bond Fd Ser A............   5.800    05/15/27        667,503
    500    Cleveland, OH Pkg Fac Rev Impt (Prerefunded
           @ 09/15/02).................................   8.000    09/15/12        545,420
  1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
           Hall........................................   7.300    11/15/23      1,010,330
    220    Fairfield, OH Econ Dev Rev Beverly
           Enterprises Inc Proj Rfdg...................   8.500    01/01/03        225,942
  1,750    Franklin Cnty, OH Hlthcare Friendship Vlg
           Dublin, OH Rfdg.............................   5.625    11/01/22      1,488,445

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           OHIO (CONTINUED)
$ 1,000    Madison Cnty, OH Hosp Impt Rev Madison Cnty
           Hosp Proj Rfdg..............................   6.400%   08/01/28   $    868,280
  1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
           Ltd Partn Proj Rfdg (AMBAC Insd)............   6.375    04/01/29      1,025,070
  2,000    Ohio St Solid Waste Rev CSC Ltd Poj.........   8.500    08/01/22      1,896,700
  4,000    Ohio St Solid Waste Rev Rep Engineered
           Steels Proj.................................   8.250    10/01/14      1,321,640
  2,000    Ohio St Solid Waste Rev Rep Engineered
           Steels Proj.................................   9.000    06/01/21        660,760
                                                                              ------------
                                                                                10,776,773
                                                                              ------------
           OKLAHOMA  0.6%
  1,980    McAlester, OK Pub Wks Auth Rev Rfdg & Impt
           (FSA Insd)..................................   5.250    12/01/22      2,024,372
  1,675    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized)...............   7.997    08/01/18      1,775,182
  1,000    Tulsa, OK Muni Arpt Tran Rev American Airls
           Inc.........................................   7.600    12/01/30      1,028,310
                                                                              ------------
                                                                                 4,827,864
                                                                              ------------
           OREGON  0.4%
  1,000    Clackamas Cnty, OR Hosp Fac Auth Rev
           Willamette View Inc Proj Ser A..............   7.500    11/01/29        976,140
  2,000    Oregon St Hlth Hsg Edl & Cultural
           Facs Auth...................................   7.250    06/01/28      1,890,160
    475    Salem, OR Hosp Fac Auth Rev Cap
           Manor Inc...................................   7.500    12/01/24        483,123
                                                                              ------------
                                                                                 3,349,423
                                                                              ------------
           PENNSYLVANIA  6.5%
  5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
           Sys Rev (AMBAC Insd)........................   5.650    05/15/20      4,796,700
  1,000    Cliff House Ctf Trust Var Sts Ctfs Partn Ser
           A...........................................   6.625    06/01/27        917,840
  5,000    Dauphin Cnty, PA Genl Auth Rev Hotel & Conf
           Cent Hyatt Regency..........................   6.200    01/01/29      4,495,650
  2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
           (FGIC Insd).................................   7.390    06/18/15      2,537,500
  1,000    Lehigh Cnty, PA Indl Dev Auth Lifepath
           Inc Proj....................................   6.100    06/01/18        857,350
    875    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......   8.000    08/01/12        899,771
  1,180    Luzerne Cnty, PA Indl Dev Auth First Mtg
           Gross Rev Rfdg..............................   7.875    12/01/13      1,220,769

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 1,500    McKean Cnty, PA Hosp Auth Hosp Rev Bradford
           Hosp Proj
           (Crossover Rfdg @ 10/01/00).................   8.875%   10/01/20   $  1,560,930
  1,000    Montgomery Cnty, PA Higher Edl & Hlth
           Auth Rev....................................   6.750    07/01/29        890,000
  3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
           Hosp Rev (Embedded Swap) (AMBAC Insd).......   7.040    06/01/12      3,077,550
  1,000    Montgomery Cnty, PA Indl Dev Auth Retirement
           Cmnty Rev...................................   6.300    01/01/13        923,630
  5,000    Pennsylvania St Higher Edl Assistance Agy
           Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
           Insd).......................................   9.180    09/01/26      5,912,500
  3,500    Pennsylvania St Higher Edl Fac Auth College
           & Univ Rev..................................   4.500    07/15/21      2,886,065
  3,150    Philadelphia, PA Auth For Indl Dev Rev Coml
           Dev RMK Rfdg................................   7.750    12/01/17      3,322,463
    660    Philadelphia, PA Hosp & Higher Edl Fac Auth
           Hosp Rev....................................   7.250    03/01/24        642,794
 11,000    Pittsburgh & Allegheny Cnty PA Pub
           Auditorium Auth Excise Tax Rev
           (AMBAC Insd)................................   4.500    02/01/29      8,832,120
  5,465    Pittsburgh, PA Wtr & Swr Auth Rev Ser C (FSA
           Insd).......................................   5.125    09/01/23      4,948,120
  1,450    Ridley Park, PA Hosp Auth Rev Taylor Hosp
           Ser A Rfdg Hosp Auth Rev Ser 1993A..........   6.000    12/01/13      1,519,890
  1,000    Scranton Lackawanna, PA Hlth & Welfare Auth
           Rev Allied Svcs Rehab Hosp Ser A............   7.375    07/15/08      1,043,030
    500    Scranton Lackawanna, PA Hlth & Welfare Auth
           Rev Moses Taylor Hosp Proj
           (Prerefunded @ 07/01/01)....................   8.250    07/01/09        531,125
  1,215    Southern Chester Cnty, PA Hlth & Higher Edl
           Auth Mtg Southern Chester Cnty Med Ser A....   6.100    06/01/03      1,207,479
                                                                              ------------
                                                                                53,023,276
                                                                              ------------
           RHODE ISLAND  0.3%
  1,950    Providence, RI Redev Agy Ctfs Partn Ser A...   8.000    09/01/24      2,041,981
    555    West Warwick, RI Ser A......................   7.300    07/15/08        593,212
                                                                              ------------
                                                                                 2,635,193
                                                                              ------------
           SOUTH CAROLINA  1.7%
  2,000    Charleston Cnty, SC Indl Rev Zeigler
           Coal Hldg...................................   6.950    08/10/28      1,641,360

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           SOUTH CAROLINA (CONTINUED)
$ 1,070    Piedmont Muni Pwr Agy SC Elec Rev...........   5.000%   01/01/25   $    827,089
 11,420    South Carolina Tran Infrastructure Bank
           Rev.........................................   6.146    10/01/15     11,492,288
                                                                              ------------
                                                                                13,960,737
                                                                              ------------
           SOUTH DAKOTA  0.4%
  2,500    South Dakota St Hlth & Edl Fac Auth Rev.....   5.650    04/01/22      2,038,750
  1,000    South Dakota St Hlth & Edl Fac Auth Rev
           Huron Regl Med Cent.........................   7.250    04/01/20      1,017,010
                                                                              ------------
                                                                                 3,055,760
                                                                              ------------
           TENNESSEE  0.8%
  4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev Hosp
           First Mtg Ser B.............................   7.750    07/01/29      3,972,240
  2,000    Springfield, TN Hlth & Edl Jesse Holman
           Jones Hosp Proj (Prerefunded @ 04/01/06)....   8.500    04/01/24      2,392,800
                                                                              ------------
                                                                                 6,365,040
                                                                              ------------
           TEXAS  8.9%
  1,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
           Port Dev Proj A.............................   6.500    10/01/23        919,220
  5,730    Austin, TX Rev Sub Ser A Rfdg (MBIA Insd)...    *       05/15/16      2,261,631
  1,000    Austin-Bergstorm Landhost Enterprises Inc TX
           Arpt Hotel Sr Ser A.........................   6.750    04/01/27        918,650
    130    Bell Cnty, TX Hlth Fac Dev Corp Rev
           Hosp Proj...................................   9.250    07/01/08        134,138
  1,995    Bell Cnty, TX Indl Dev Corp Solid Waste
           Disposal Rev................................   7.600    12/01/17      1,867,280
    500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp..................   7.000    05/01/21        580,150
  1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp (Prerefunded @
           05/01/03) (b)...............................   7.900    05/01/18      1,621,710
    232    Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
           Collateralized).............................   8.200    04/01/22        236,928
  3,100    Brazos River Auth TX Rev Houston Inds Inc
           Proj Ser D Rfdg (MBIA Insd).................   4.900    10/01/15      2,827,014
  1,675    Cedar Hill, TX Indpt Sch Dist Cap
           Apprec Rfdg.................................    *       08/15/15        665,779
    625    Clear Creek, TX Indpt Sch Dist (Prerefunded
           @ 02/01/01) (b).............................   6.250    02/01/11        635,569
    250    Coastal Wtr Auth TX Conveyance Sys Rev
           (AMBAC Insd)................................   6.250    12/15/17        253,090
    940    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airls Inc.................   7.500    11/01/25        960,830

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           TEXAS (CONTINUED)
$   250    El Paso, TX Hsg Auth Multi-Family Rev
           Ser A.......................................   6.250%   12/01/09   $    254,190
     65    Galveston, TX Ppty Fin Auth Single Family
           Mtg Rev Ser A...............................   8.500    09/01/11         69,620
  7,350    Grapevine Colleyville Indpt Sch Dist TX.....    *       08/15/11      3,952,536
    250    Guadalupe Blanco River Auth TX Indl Dev Corp
           Pollutn Ctl Rev.............................   6.350    07/01/22        257,743
  1,250    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
           Sys Proj Rfdg...............................   7.125    06/01/15      1,327,062
    250    Harris Cnty, TX Muni Util Dist No 120
           (Prerefunded @ 08/01/01)....................   8.000    08/01/14        260,930
    375    Harris Cnty, TX Sch Hlthcare Corp Sys Rev
           (Prerefunded @ 07/01/01)....................   7.100    07/01/21        393,851
  5,045    Leander, TX Indpt Sch Dist Cap Apprec Rfdg
           (PSF Gtd)...................................    *       08/15/19      1,617,175
    250    Lockhart, TX Correctional Fac Fin Corp Rev
           (Prerefunded @ 04/01/01) (MBIA Insd)........   6.625    04/01/12        255,865
  7,500    Lower Co River Auth TX Rev Ser A Rfdg (FSA
           Insd Insd)..................................   6.919    05/15/14      8,019,450
  6,250    Lower Co River Auth TX Rev Ser A Rfdg (FSA
           Insd Insd)..................................   6.919    05/15/15      6,643,500
  3,250    Lower Co River Auth TX Rev Ser A Rfdg (FSA
           Insd Insd)..................................   6.919    05/15/16      3,424,135
  2,000    Montgomery Cnty, TX Muni Util Dist No 47
           Wtrwks & Swr (AMBAC Insd)...................   4.750    10/01/24      1,695,960
  3,500    North Central TX Hlth Fac Dev Corp Rev
           Presbyterian Hlthcare Sys Ser C (Inverse
           Fltg) (Prerefunded @ 06/19/01) (MBIA
           Insd).......................................   8.925    06/22/21      3,819,375
    750    Northwest Harris Cnty, TX Muni Util Dist No
           23 (Prerefunded @ 04/01/01).................   8.100    10/01/15        777,705
  3,560    Rockwall, TX Ind Sch Dist Cap Apprec Rfdg
           (PSF Gtd)...................................    *       08/15/20      1,038,452
    250    San Antonio, TX Hlth Fac Dev Corp Rev Encore
           Nursing Cent Partn..........................   8.250    12/01/19        263,780
    250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Rfdg & Impt.................................   7.000    05/15/28        237,785
    250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Rfdg & Impt (Prerefunded @ 05/15/03)........   7.000    05/15/28        268,933
    227    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................   7.000    08/01/09        232,443

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           TEXAS (CONTINUED)
$   500    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................   7.000%   08/01/19   $    510,750
    500    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................   7.000    08/01/24        510,750
    839    Texas Genl Svcs Cmnty Partn Lease Purchase
           Ctfs........................................   7.500    02/15/13        857,166
     90    Texas Hsg Agy Single Family Mtg Rev Ser A
           Rfdg........................................   7.150    09/01/12         93,211
  5,430    Texas St College Student Ln.................   5.000    08/01/23      4,676,262
  6,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
           Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
           Collateralized).............................   9.400    07/02/24      6,427,500
    140    Texas St Higher Edl Brd College Sr Lien.....   7.700    10/01/25        144,732
  4,025    Texas St Higher Edl Coordinating Brd College
           Student Ln..................................    *       10/01/25      4,012,844
  1,000    Texas St Veterans Hsg Assist................   6.800    12/01/10      1,030,600
    990    Texas St Veterans Hsg Assist (MBIA Insd)....   6.800    12/01/23      1,027,462
  2,250    West Side Calhoun Cnty, TX Navig Dist Solid
           Waste Disp Union Carbide Chem & Plastics....   8.200    03/15/21      2,340,180
  1,000    Woodhill Pub Fac Corp TX Hsg-Woodhill
           Apts Proj...................................   7.500    12/01/29        992,790
  3,245    Wylie, TX Indt Sch Dist Cap Apprec Rfdg (PSF
           Gtd)........................................    *       08/15/26        653,478
                                                                              ------------
                                                                                71,970,204
                                                                              ------------
           UTAH  2.4%
  2,995    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04)..........   9.500    12/15/18      3,583,248
  1,340    Hildale, UT Elec Rev Gas Turbine Elec
           Fac Proj....................................   7.800    09/01/15      1,240,224
  1,000    Hildale, UT Elec Rev Gas Turbine Elec
           Fac Proj....................................   8.000    09/01/20        919,350
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj........................................   7.800    09/01/25        911,710
 11,000    Salt Lake City, UT Hosp Rev IHC
           Hosp Inc Rfdg...............................   6.970    02/15/12     11,709,610
    285    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
           A1 (FHA Gtd)................................   7.100    07/01/14        291,734
    390    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
           A2 (FHA Gtd)................................   7.200    01/01/27        405,943
                                                                              ------------
                                                                                19,061,819
                                                                              ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
           VERMONT  0.1%
$ 1,000    Vermont Edl & Hlth Bldgs Fing Agy Rev
           Bennington College Proj.....................   6.625%   10/01/29   $    960,440
                                                                              ------------

           VIRGINIA  2.7%
  4,000    Alexandria, VA Redev & Hsg Auth 3001 Pk Cent
           Apts Ser A Rfdg.............................   6.375    04/01/34      3,655,720
  3,850    Charles City Cnty, VA Indl Dev Auth Solid
           Waste Disp Fac Rev Waste Mgmt VA Inc Proj
           Rfdg........................................   4.875    02/01/09      3,233,769
  2,000    Fairfax Cnty, VA Pk Auth Pk Fac Rev.........   6.625    07/15/14      2,072,160
  1,750    Fredericksburg Va Indl Dev Auth Hosp Facs
           Rev (Prerefunded @ 08/15/01) (FGIC Insd)....   9.063    08/15/23      1,916,250
  2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd)......   6.800    03/01/14      2,222,438
  1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)......   6.900    03/01/19      1,065,380
  3,000    Peninsula Ports Auth VA Rev Port Fac Zeigler
           Coal Rfdg...................................   6.900    05/02/22      2,467,590
  5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
           Mem Hosp Rfdg Ser B (MBIA Insd).............   6.250    07/01/20      5,074,700
                                                                              ------------
                                                                                21,708,007
                                                                              ------------
           WASHINGTON  0.8%
  1,250    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (FGIC Insd)...................   7.125    07/01/16      1,454,725
  1,555    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser C Rfdg (FSA Insd).........   5.375    07/01/15      1,518,504
  3,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (FSA Insd).........   5.375    07/01/15      3,661,988
                                                                              ------------
                                                                                 6,635,217
                                                                              ------------
           WEST VIRGINIA  0.9%
  4,000    West VA St Hosp Fin Auth Hosp Rev Bears &
           Bulls WV Univ Med Corp Rfdg (MBIA Insd).....   6.100    01/01/18      4,045,560
  1,500    West VA St Hosp Fin Auth Hosp Rev Hosp Rev
           Bulls (MBIA Insd)...........................   8.440    01/01/18      1,521,525
  5,250    West Virginia Str Cap Apprec-
           Infrastructure A............................    *       11/01/19      1,694,070
                                                                              ------------
                                                                                 7,261,155
                                                                              ------------
           WISCONSIN  0.6%
    750    Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg
           Rev (Prerefunded @ 07/01/01)................   7.400    07/01/16        775,748
  1,150    Wisconsin Hsg & Econ Dev Auth Home Ownership
           Rev Rfdg (Inverse Fltg).....................   9.763    10/25/22      1,226,187

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
 AMOUNT                                                                          MARKET
 (000)                     DESCRIPTION                   COUPON    MATURITY      VALUE
$   480    Wisconsin St Hlth & Edl Fac Auth Rev Hess
           Mem Hosp Assn (ACA Insd)....................   7.200%   11/01/05   $    499,670
  2,000    Wisconsin St Hlth & Edl Milwaukee Catholic
           Home Proj...................................   7.500    07/01/26      2,038,340
                                                                              ------------
                                                                                 4,539,945
                                                                              ------------
           GUAM  0.0%
    250    Guam Govt Ser A.............................   5.750    09/01/04        250,105
                                                                              ------------

           PUERTO RICO  0.3%
    200    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser V Rfdg..................................   6.625    07/01/12        209,696
  1,250    Puerto Rico Comwlth Hwy & Tran Auth Tran Rev
           Ser A.......................................   4.750    07/01/38      1,028,562
    250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
           (Prerefunded @ 07/01/04)....................   6.375    07/01/24        271,053
    250    Puerto Rico Elec Pwr Auth Pwr Rev
           Ser U Rfdg..................................   6.000    07/01/14        257,510
    310    Puerto Rico Hsg Bank & Fin Agy Single Family
           Mtg Rev (GNMA Collateralized)...............   6.250    04/01/29        311,550
    300    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
           Hlth Fac Ser M Rfdg (FSA Insd)..............   5.750    07/01/15        305,883
                                                                              ------------
                                                                                 2,384,254
                                                                              ------------
           MARIANA ISLANDS  0.2%
    500    Northern Mariana Islands Pub Sch Sys Proj
           Ser A.......................................   5.125    10/01/06        507,450
    500    Northern Mariana Islands Pub Sch Sys Proj
           Ser A.......................................   5.125    10/01/07        506,835
    500    Northern Mariana Islands Pub Sch Sys Proj
           Ser A.......................................   5.125    10/01/08        505,495
                                                                              ------------
                                                                                 1,519,780
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $790,424,795)......................................................    781,864,506
SHORT-TERM INVESTMENTS  1.2%
  (Cost $9,600,000)........................................................      9,600,000
                                                                              ------------
TOTAL INVESTMENTS  97.8%
  (Cost $800,024,795)......................................................    791,464,506
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%................................     17,926,059
                                                                              ------------

NET ASSETS  100.0%.........................................................   $809,390,565
                                                                              ============

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

 * Zero coupon bond.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be resold except in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Currently is a payment-in-kind security which will convert to a cash paying security at a predetermined date.

(f) Non-income producing security.

(g) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $800,024,795).......................  $  791,464,506
Cash........................................................          79,419
Receivables:
  Interest..................................................      13,490,412
  Investments Sold..........................................      10,661,325
  Fund Shares Sold..........................................         280,773
Other.......................................................          45,577
                                                              --------------
    Total Assets............................................     816,022,012
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,917,380
  Income Distributions......................................       1,565,843
  Fund Shares Repurchased...................................       1,363,210
  Distributor and Affiliates................................         816,614
  Investment Advisory Fee...................................         328,920
Trustees' Deferred Compensation and Retirement Plans........         290,913
Accrued Expenses............................................         348,567
                                                              --------------
    Total Liabilities.......................................       6,631,447
                                                              --------------
NET ASSETS..................................................  $  809,390,565
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $  843,496,496
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (558,840)
Net Unrealized Depreciation.................................      (8,560,289)
Accumulated Net Realized Loss...............................     (24,986,802)
                                                              --------------
NET ASSETS..................................................  $  809,390,565
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $715,757,786 and 50,724,866 shares of
    beneficial interest issued and outstanding).............  $        14.11
    Maximum sales charge (4.75%* of offering price).........             .70
                                                              --------------
    Maximum offering price to public........................  $        14.81
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $78,460,517 and 5,562,148 shares of
    beneficial interest issued and outstanding).............  $        14.11
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,172,262 and 1,076,555 shares of
    beneficial interest issued and outstanding).............  $        14.09
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 27,362,834
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,022,770
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $893,003, $459,412 and $82,592).............     1,435,007
Shareholder Services........................................       379,734
Legal.......................................................        26,115
Custody.....................................................        50,879
Trustees' Fees and Related Expenses.........................        68,679
Other.......................................................       233,700
                                                              ------------
    Total Operating Expenses................................     4,216,884
    Less Credits Earned on Overnight Cash Balances..........        16,214
                                                              ------------
    Net Operating Expenses..................................     4,200,670
    Interest Expense........................................        88,086
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 23,074,078
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (8,860,564)
  Options...................................................        12,713
  Futures...................................................       983,206
                                                              ------------
Net Realized Loss...........................................    (7,864,645)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     6,301,745
    End of the Period:
      Investments...........................................    (8,560,289)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (14,862,034)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(22,726,679)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $    347,399
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended
September 30, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    MARCH 31, 2000    SEPTEMBER 30, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   23,074,078      $   50,038,687
Net Realized Loss.................................      (7,864,645)         (5,874,518)
Net Unrealized Depreciation During the Period.....     (14,862,034)        (84,600,975)
                                                    --------------      --------------
Change in Net Assets from Operations..............         347,399         (40,436,806)
                                                    --------------      --------------

Distributions from Net Investment Income..........     (23,765,685)        (51,629,129)

Distributions in Excess of Net Investment
  Income..........................................        (558,840)                -0-
                                                    --------------      --------------

Total Distributions from and in Excess of Net
  Investment Income*..............................     (24,324,525)        (51,629,129)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (23,977,126)        (92,065,935)
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      97,182,189         753,276,652
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      15,089,571          27,273,773
Cost of Shares Repurchased........................    (180,489,033)       (789,074,743)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     (68,217,273)         (8,524,318)
                                                    --------------      --------------
TOTAL DECREASE IN NET ASSETS......................     (92,194,399)       (100,590,253)
NET ASSETS:
Beginning of the Period...........................     901,584,964       1,002,175,217
                                                    --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($558,840) and $691,607, respectively)..........  $  809,390,565      $  901,584,964
                                                    ==============      ==============

* Distributions by Class:
--------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares..................................  $  (21,569,385)     $  (43,701,298)
  Class B Shares..................................      (2,334,816)         (7,150,083)
  Class C Shares..................................        (420,324)           (777,748)
                                                    --------------      --------------
                                                    $  (24,324,525)     $  (51,629,129)
                                                    ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                    NINE
                                   MONTHS       YEAR       MONTHS
                                    ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
         CLASS A SHARES           MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                    2000        1999        1998       1997      1996      1995
                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $14.503     $15.991     $15.767    $15.267   $15.549   $14.261
                                   -------     -------     -------    -------   -------   -------
  Net Investment Income..........     .392        .819        .664       .852      .898      .874
  Net Realized and Unrealized
    Gain/Loss....................    (.370)     (1.461)       .195       .500     (.298)    1.296
                                   -------     -------     -------    -------   -------   -------
Total from Investment
  Operations.....................     .022       (.642)       .859      1.352      .600     2.170
Less Distributions from and in
  Excess of Net
  Investment Income..............     .414        .846        .635       .852      .882      .882
                                   -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $14.111     $14.503     $15.991    $15.767   $15.267   $15.549
                                   =======     =======     =======    =======   =======   =======

Total Return (a).................     .21%*     (4.25%)      5.62%*     9.14%     4.07%    15.61%
Net Assets at End of the Period
  (In millions)..................  $ 715.8     $ 777.5     $ 788.7    $ 766.2   $ 792.3   $ 839.7
Ratio of Operating Expenses to
  Average Net Assets (b).........     .90%        .88%        .84%       .89%      .94%      .99%
Ratio of Interest Expense to
  Average Net Assets.............     .02%        .17%        .03%        N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets (b).........    5.53%       5.34%       5.63%      5.54%     5.93%     5.86%
Portfolio Turnover...............      18%*       116%         89%*      104%       73%       61%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                    NINE
                                   MONTHS       YEAR       MONTHS
                                    ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
         CLASS B SHARES           MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                    2000        1999        1998       1997      1996      1995
                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $14.490     $15.982     $15.764    $15.267   $15.549   $14.261
                                   -------     -------     -------    -------   -------   -------
  Net Investment Income..........     .344        .713        .572       .734      .783      .762
  Net Realized and Unrealized
    Gain/Loss....................    (.369)     (1.473)       .195       .501     (.297)    1.294
                                   -------     -------     -------    -------   -------   -------
Total from Investment
  Operations.....................    (.025)      (.760)       .767      1.235      .486     2.056
Less Distributions from and in
  Excess of Net
  Investment Income..............     .359        .732        .549       .738      .768      .768
                                   -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $14.106     $14.490     $15.982    $15.764   $15.267   $15.549
                                   =======     =======     =======    =======   =======   =======

Total Return (a).................   (0.11%)*    (4.95%)      5.05%*     8.27%     3.29%    14.74%
Net Assets at End of the Period
  (In millions)..................  $  78.5      $106.6      $197.9     $211.2    $211.0    $216.6
Ratio of Operating Expenses to
  Average Net Assets (b).........    1.65%       1.63%       1.62%      1.65%     1.70%     1.73%
Ratio of Interest Expense to
  Average Net Assets.............     .02%        .17%        .03%        N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets (b).........    4.78%       4.57%       4.85%      4.78%     5.17%     5.09%
Portfolio Turnover...............      18%*       116%         89%*      104%       73%       61%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

 *  Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                    NINE
                                   MONTHS       YEAR       MONTHS
                                    ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
         CLASS C SHARES           MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                    2000        1999        1998       1997      1996      1995
                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $14.476     $15.964     $15.747    $15.254   $15.545   $14.262
                                   -------     -------     -------    -------   -------   -------
  Net Investment Income..........     .339        .699        .570       .730      .782      .771
  Net Realized and Unrealized
    Gain/Loss....................    (.363)     (1.455)       .196       .501     (.305)    1.280
                                   -------     -------     -------    -------   -------   -------
Total from Investment
  Operations.....................    (.024)      (.756)       .766      1.231      .477     2.051
Less Distributions from and in
  Excess of Net
  Investment Income..............     .359        .732        .549       .738      .768      .768
                                   -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $14.093     $14.476     $15.964    $15.747   $15.254   $15.545
                                   =======     =======     =======    =======   =======   =======

Total Return (a).................   (0.18%)*    (4.90%)      4.99%*     8.34%     3.16%    14.74%
Net Assets at End of the Period
  (In millions)..................  $  15.2     $  17.5     $  15.5    $  15.3   $  12.9   $  11.2
Ratio of Operating Expenses to
  Average Net Assets (b).........    1.65%       1.63%       1.62%      1.66%     1.70%     1.72%
Ratio of Interest Expense to
  Average net Assets.............     .02%        .17%        .03%        N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets (b).........    4.78%       4.55%       4.86%      4.75%     5.17%     5.24%
Portfolio Turnover...............      18%*       116%         89%*      104%       73%       61%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $9,418,021 which will expire on September 30, 2003. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, the deferral of losses relating to wash sale transactions and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1999.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $799,599,789; the aggregate gross unrealized appreciation is $29,872,214 and the aggregate gross unrealized depreciation is $38,007,497, resulting in net unrealized depreciation on long- and short-term investments of $8,135,283.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $16,214 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                              AVERAGE DAILY NET ASSETS
First $500 million..........................................         .50 of 1%
Over $500 million...........................................         .45 of 1%

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $15,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $49,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $273,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $743,225,245, $83,794,292 and $16,476,959 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,206,423    $  87,431,871
  Class B...............................................      569,086        8,042,828
  Class C...............................................      120,696        1,707,490
                                                          -----------    -------------
Total Sales.............................................    6,896,205    $  97,182,189
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      957,377    $  13,467,879
  Class B...............................................       94,115        1,326,244
  Class C...............................................       20,976          295,448
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,072,468    $  15,089,571
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,048,903)   $(142,046,231)
  Class B...............................................   (2,455,069)     (34,584,265)
  Class C...............................................     (274,169)      (3,858,537)
                                                          -----------    -------------
Total Repurchases.......................................  (12,778,141)   $(180,489,033)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

At September 30, 1999, capital aggregated $784,371,726, $109,009,485 and
$18,332,558 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   46,553,762    $ 718,745,672
  Class B...............................................    1,694,567       26,081,104
  Class C...............................................      554,621        8,449,876
                                                          -----------    -------------
Total Sales.............................................   48,802,950    $ 753,276,652
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,513,632    $  23,151,168
  Class B...............................................      240,540        3,697,605
  Class C...............................................       27,857          425,000
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,782,029    $  27,273,773
                                                          ===========    =============
Repurchases:
  Class A...............................................  (43,778,916)   $(676,460,122)
  Class B...............................................   (6,966,979)    (107,374,098)
  Class C...............................................     (345,002)      (5,240,523)
                                                          -----------    -------------
Total Repurchases.......................................  (51,090,897)   $(789,074,743)
                                                          ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 1,261,259 and 5,171,230 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $33,900 and CDSC on redeemed shares of approximately $163,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $155,025,730 and $321,595,321, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended March 31, 2000, were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at September 30, 1999...........................       500     $  15,486
Options Written and Purchased (Net).........................    10,750       104,069
Options Terminated in Closing Transactions (Net)............      (750)     (302,531)
Options Expired (Net).......................................   (10,500)      182,976
                                                               -------     ---------
Outstanding at March 31, 2000...............................       -0-     $     -0-
                                                               =======     =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended March 31, 2000 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................        525
Futures Opened..............................................      2,085
Futures Closed..............................................     (2,610)
                                                                 ------
Outstanding at March 31, 2000...............................        -0-
                                                                 ======

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $412,000.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 30, 2000. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the six months ended March 31, 2000 was approximately $2,948,400 with an average interest rate of 5.96%. At March 31, 2000, the Fund did not have any outstanding borrowings under the agreement.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

SEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  41,962,328            456,793
Jerry D. Choate.......................................  41,963,328            456,063
Linda Hutton Heagy....................................  41,963,328            448,537
R. Craig Kennedy......................................  41,963,328            449,889
Mitchell M. Merin.....................................  41,963,328            447,792
Jack E. Nelson........................................  41,963,328            450,816
Richard F. Powers, III................................  41,963,328            445,536
Phillip B. Rooney.....................................  41,963,328            445,611
Fernando Sisto........................................  41,963,328            464,145
Wayne W. Whalen.......................................  41,963,328            451,310
Suzanne H. Woolsey ...................................  41,963,328            448,500
Paul G. Yovovich*.....................................  41,963,328            440,872

* On April 14, 2000, Paul Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accountants for the Fund, 41,112,533 shares voted for the proposal, 156,558 shares voted against and 694,237 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                           TOP FIVE STATES       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24
     FUND OFFICERS AND IMPORTANT ADDRESSES      32
               RESULTS OF SHAREHOLDER VOTE      33

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.32%    (0.06%)    (0.06%)
-------------------------------------------------------------------------
Six-month total return(2)               (2.91%)    (3.00%)    (1.04%)
-------------------------------------------------------------------------
One-year total return(2)                (4.46%)    (4.79%)    (2.91%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.52%      4.45%      4.45%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 4.85%      4.73%(3)    3.75%
-------------------------------------------------------------------------
Commencement date                      05/28/93   05/28/93   10/19/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.70%      4.10%      4.10%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.34%      6.41%      6.41%
-------------------------------------------------------------------------
SEC Yield(6)                              4.81%      4.20%      4.20%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
[PIE CHART]

                              AAA/AAA          AA/AA            A/A           BBB/BAA          BB/BA          CCC/CAA
                              -------          -----            ---           -------          -----          -------
As of March 31, 2000           39.10           10.40           2.60            19.50           0.80            0.40

                             NON-RATED
                             ---------
As of March 31, 2000           27.20

 As of September 30, 1999
[PIE CHART]

                          AAA/AAA        AA/AA          A/A         BBB/BAA        BB/BA        CCC/CAA      NON-RATED
                          -------        -----          ---         -------        -----        -------      ---------
As of September 30,        39.40         7.20          5.40          20.90         0.80          0.40          25.90
  1999


Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0430
11/99                                                                           0.0430
12/99                                                                           0.0430
1/00                                                                            0.0405
2/00                                                                            0.0405
3/00                                                                            0.0405

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE STATES

(as a percentage of long-term investments -- March 31, 2000)

New York                                                     9.8%
---------------------------------------------------------------------
New Jersey                                                   8.4%
---------------------------------------------------------------------
Ohio                                                         8.4%
---------------------------------------------------------------------
Illinois                                                     7.0%
---------------------------------------------------------------------
Alabama                                                      6.6%
---------------------------------------------------------------------

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
Health Care                                                                18.90                              21.00
Industrial Revenue                                                         16.00                              11.90
General Purpose                                                            15.20                              13.30
Multi-Family Housing                                                       10.30                              14.30
Public Building                                                             7.40                               8.40

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE TIMOTHY D. HANEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices generally decline as interest rates rise, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate, a key short-term borrowing rate, to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. A Treasury bond rally at the end of the reporting period may have been strengthened by the government's plan to buy back a significant amount of its outstanding Treasury debt.

Q   HOW DID THE MUNICIPAL
    MARKET RESPOND?

A   The performance of municipal
bonds has typically correlated to a degree with the taxable Treasury bond market. Unfortunately, municipals lagged Treasuries in the fourth quarter of 1999. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are actively making tax-related adjustments to their investment program. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so many of them avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Municipal bond funds in general were losing assets during the period because investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   HAVE MARKET CONDITIONS
    IMPROVED DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Longer-term securities fared slightly better than the intermediate-term sector in which the Fund is most heavily invested. Over the past six months, as the Fed drove up short-term interest rates, 30-year municipal bonds were up a bit while prices on 10-year and 5-year municipals declined slightly.

    Still, the income component of municipals is very competitive relative to Treasuries, as 10-year AAA rated municipals were providing roughly 1 percent of the yield available on the 10-year Treasury bond as of the end of March. This suggests that investors can enjoy the tax-exempt status of their municipal bond investments while still earning an attractive level of income.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   Lower-rated and nonrated bonds
gave us a few headaches as interest rates went up (driving prices down) and yield spreads widened significantly. For example, the difference between the yield offered on a BBB rated municipal bond and an insured AAA rated municipal bond increased from less than half a percentage point to well over a full percentage point.

    This was especially true in the health-care sector. In fact, at one time we saw BBB rated hospital bonds trading with a spread of 1.75 percentage points over AAA rated insured hospital bonds. This is a reflection of the tough times we've seen in the health-care sector. With the uncertainties involved in managed care--who pays for what and how much--and the rising cost of services, many health-care providers are under tremendous profitability pressures. In this situation, investors have become concerned about the creditworthiness of the bond issuers, and many of them shied away from this sector of the market.

    In a nutshell, the prices of lower-rated and nonrated bonds dropped more sharply than those of higher-rated bonds, so our holdings in these sectors hindered the Fund's performance relative to its peer group.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   We significantly increased the
Fund's allocation to securities with maturities of five years or less, as the prices of shorter-term securities have tended to hold up better during periods of rising interest rates. At the end of the period, just over 20 percent of the portfolio was invested in such securities, up from just 11 percent in September.

    Our exposure to the troubled health-care sector remained fairly stable at approximately 19 percent of the Fund's long-term investments, though we continue to monitor these issues closely to preserve value and seek out attractive investment opportunities.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   For the reporting period, the
Fund's total return fell slightly below average for its peer group, primarily because of the portfolio's holdings in lower-rated and nonrated bonds. As of March 31, 2000, the Fund achieved a six-month total return of 0.32 percent (Class A shares at net asset value; if the maximum sales charge of 3.25 percent were included, the return would have been lower). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.63 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe people tend to invest
in a fund like this with a long-term perspective, and expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from federal income tax, rather than investing for capital appreciation.

    The Fund's monthly tax-exempt dividend was decreased to $.0405 from $.0430 per Class A share in January 2000, reflecting a decline in the average yield of bonds in the Fund. Keep in mind that even though interest rates have spiked during the past six months, many of the securities in the Fund were purchased during periods of much higher interest rates. As these bonds mature or are called, they are replaced with bonds bearing today's comparatively lower yields.

    Despite this situation, the Fund's distribution rate over the six month period stood at 4.70 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 7.34 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   One of the key factors in the near
term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    We've seen quite a few credit-rating upgrades, indicating that the rating agencies are optimistic about the credit strength of municipal bond issuers--most likely because the economy continues to be strong and the coffers are full. Ironically, since many bond issuers have surpluses from the strong economy, there isn't much pressure to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three more interest-rate hikes within the next quarter or two.

    Going forward, we will rely on our research efforts to uncover attractive values, even in the most challenging sectors, such as health care. We will maintain a portion of the Fund in lower-rated and nonrated bonds, as these securities contribute greatly to the income component of the portfolio. In short, we will continue to manage the Fund with a long-term perspective, relying on our research.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  102.6%
          ALABAMA  6.8%
$2,410    Tuscaloosa, AL (b).......................... 5.450%   01/01/14   $ 2,403,541
   465    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth Rev (Prerefunded @ 12/01/06)........... 7.500    12/01/08       514,895
                                                                           -----------
                                                                             2,918,436
                                                                           -----------

          ALASKA  0.6%
   250    Seward, AK Rev AK Sealife Cent Proj......... 7.100    10/01/05       251,870
                                                                           -----------
          ARIZONA  3.6%
   500    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev..................................... 7.250    04/01/05       496,095
   990    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd) (c)................................... 7.250    07/15/10     1,052,459
                                                                           -----------
                                                                             1,548,554
                                                                           -----------
          CALIFORNIA  3.3%
   305    California Edl Fac Auth Rev Pacific Grad
          Sch......................................... 6.950    11/01/07       303,524
 1,000    California St (AMBAC Insd).................. 6.400    09/01/08     1,111,790
                                                                           -----------
                                                                             1,415,314
                                                                           -----------
          COLORADO  4.7%
   310    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A......................... 6.800    07/01/09       298,753
    84    Colorado Hsg Fin Auth Single Family Pgm
          Ser E....................................... 8.125    12/01/24        87,578
 1,000    Denver, CO City & Cnty Arpt Rev Ser A....... 7.400    11/15/04     1,080,250
 1,000    Metropolitan Football Stadium Cap Apprec Ser
          A (MBIA Insd)...............................     *    01/01/12       523,790
                                                                           -----------
                                                                             1,990,371
                                                                           -----------
          CONNECTICUT  1.4%
   145    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (Escrowed to Maturity), 144A--Private
          Placement (a)............................... 6.500    09/01/06       157,676
   445    New Haven, CT Indl Fac Rev Adj Govt Cent
          Thermal Energies............................ 7.250    07/01/09       446,424
                                                                           -----------
                                                                               604,100
                                                                           -----------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA  5.6%
$1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B1 (AMBAC Insd)......................... 6.750%   08/01/14   $ 1,206,833
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Cent Partner Rfdg................... 8.125    12/01/07       199,089
   225    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.125    07/01/06       233,062
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg................................... 7.125    11/01/06       323,709
   440    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev......................................... 7.250    05/01/03       442,508
                                                                           -----------
                                                                             2,405,201
                                                                           -----------

          GEORGIA  4.6%
 1,440    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized) (c)......................... 6.625    01/01/25     1,508,587
   500    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj................... 6.000    10/01/08       464,140
                                                                           -----------
                                                                             1,972,727
                                                                           -----------

          ILLINOIS  7.2%
   350    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg................................... 7.000    01/01/06       359,181
   500    Carol Stream, IL First Mtg Rev Windsor Pk
          Mnr Proj.................................... 6.500    12/01/07       497,445
   405    Chicago, IL Tax Increment Allocation San
          Drainage & Ship Canal Ser A................. 7.375    01/01/05       412,241
   545    Clay Cnty, IL Hosp Rev...................... 5.500    12/01/10       483,655
    90    Danville, IL Single Family Mtg Rev Rfdg..... 7.300    11/01/10        92,435
   330    Huntley, IL Spl Svc Area No 7 Spl Tax....... 6.000    03/01/09       314,401
   620    Illinois Hlth Fac Auth Rev Holy Cross Hosp
          Proj Ser 94-A............................... 6.250    03/01/04       619,386
   300    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area........................................ 7.625    02/01/08       310,185
                                                                           -----------
                                                                             3,088,929
                                                                           -----------

          KENTUCKY  1.2%
   500    Kenton Cnty, KY Arpt Brd Rev Rfg (MBIA
          Insd)....................................... 5.900    03/01/05       517,725
                                                                           -----------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          LOUISIANA  1.7%
$  210    Iberia Parish, LA Hosp Svc Dist No 1
          Hosp Rev.................................... 7.500%   05/26/06   $   207,839
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A............................ 7.200    01/01/03       499,380
                                                                           -----------
                                                                               707,219
                                                                           -----------

          MASSACHUSETTS  3.7%
   500    Massachusetts St Hlth & Edl Fac Auth Rev
          Cent New England Hlth Sys Ser A............. 6.125    08/01/13       451,580
   500    Massachusetts St Hlth & Edl
          North Adams Regl Hosp Ser C................. 6.250    07/01/04       511,710
   190    Massachusetts St Indl Fin Agy Rev East
          Boston Neighborhood Proj.................... 7.250    07/01/06       180,409
   465    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth................................. 6.200    06/01/08       436,086
                                                                           -----------
                                                                             1,579,785
                                                                           -----------
          MICHIGAN  4.0%
   440    John Tolfree Hlth Sys Corp Mich Mtg Rev..... 5.450    09/15/06       414,990
 1,500    Michigan St Strategic Fd Ltd Oblig Rev
          United Waste Sys Proj....................... 5.200    04/01/10     1,282,980
                                                                           -----------
                                                                             1,697,970
                                                                           -----------
          MINNESOTA  1.7%
   500    Dakota Cnty, MN Hsg & Redev Auth Multi-
          Family Hsg Rev Affordable Hsg View Pointe
          Proj........................................ 6.000    11/01/09       475,505
   270    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj................................... 7.000    11/01/06       269,557
                                                                           -----------
                                                                               745,062
                                                                           -----------
          MISSOURI  4.6%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A
          (FSA Insd).................................. 7.000    09/01/12     1,610,760
   400    West Plains, MO Indl Dev Auth Hosp Rev
          Ozarks Med Ctr.............................. 6.300    11/15/11       365,180
                                                                           -----------
                                                                             1,975,940
                                                                           -----------
          MONTANA  1.2%
   500    Crow Fin Auth MT Tribal Purp Rev............ 5.400    10/01/07       501,680
                                                                           -----------
          NEBRASKA  2.0%
 1,000    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)......... 4.375    06/01/10       864,820
                                                                           -----------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW JERSEY  8.7%
$  500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn
          Pt Marine Terminal A........................ 7.375%   06/01/07   $   509,425
 1,415    Evesham, NJ Muni Utils Auth Rev Ser A (MBIA
          Insd) (b)................................... 5.500    07/01/06     1,459,728
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)...... 8.000    05/15/04       274,482
   115    New Jersey Hlthcare Facs Fing Auth
          Rev--Palisades.............................. 7.500    07/01/06       119,591
   225    New Jersey Hlthcare Facs Fing Auth
          Rev--Palisades (Prerefunded @ 07/01/02)..... 7.500    07/01/06       237,290
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/06     1,102,460
                                                                           -----------
                                                                             3,702,976
                                                                           -----------

          NEW YORK  10.0%
   500    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A......... 5.875    12/01/09       462,100
   500    New York City Ser A......................... 7.000    08/01/07       553,550
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)....................................... 6.200    08/15/05     1,070,340
 1,105    Niagara Falls, NY City Sch Dist (FSA
          Insd)....................................... 5.600    06/15/12     1,137,366
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)...... 6.900    03/01/20     1,070,870
                                                                           -----------
                                                                             4,294,226
                                                                           -----------

          NORTH CAROLINA  1.5%
   630    North Carolina Eastn Muni Pwr Agy Pwr Sys
          Rev Ser D................................... 6.450    01/01/14       644,629
                                                                           -----------

          OHIO  8.6%
   455    Cleveland & Cuyahoga Cntys, OH Port Auth Dev
          Port Cleveland Bd Fd Ser B.................. 6.500    05/15/05       454,859
   500    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
          Retirement Cmnty Ser A Rfdg................. 7.000    11/15/10       498,835
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj........................................ 6.000    04/01/09       475,175
   250    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg........................................ 6.375    05/15/11       239,058
   400    Montgomery Cnty, OH Hosp Rev Grandview Hosp
          & Med Cent Rfdg............................. 5.250    12/01/01       403,340

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE

          OHIO (CONTINUED)
$1,000    Ohio St Air Quality Dev Auth Rev Owens
          Corning Fiberglass Proj Rfdg................ 6.250%   06/01/04   $   999,280
   645    Sandusky Cnty, OH Hosp Fac Rev Mem
          Hosp Rfdg................................... 5.000    01/01/06       612,698
                                                                           -----------
                                                                             3,683,245
                                                                           -----------

          OKLAHOMA  0.8%
   365    Shawnee, OK Hosp Auth Hosp Midamerica
          Hlthcare Inc Rfdg........................... 5.750    10/01/03       360,127
                                                                           -----------

          OREGON  3.2%
 1,465    Multnomah Cnty, OR Ctfs Partn Ser A......... 4.200    08/01/08     1,352,166
                                                                           -----------

          PENNSYLVANIA  2.2%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg.............. 5.300    03/15/03       224,030
   250    Philadelphia, PA Auth For Indl Dev Revs
          First Mtg--Crime Prevention Assn............ 6.000    04/01/09       238,233
   500    Southern Chester Cnty, PA Hlth & Higher Ed
          Auth Mtg Ser A.............................. 6.100    06/01/03       496,905
                                                                           -----------
                                                                               959,168
                                                                           -----------

          TENNESSEE  4.0%
 1,500    Franklin, TN Spl Sch Dist Cap Apprec
          (FSA Insd)..................................     *    06/01/15       638,640
 1,300    Municipal Energy Acq Corp TN Gas Rev (FSA
          Insd)....................................... 4.125    03/01/09     1,073,696
                                                                           -----------
                                                                             1,712,336
                                                                           -----------

          TEXAS  1.4%
   290    Austin, TX Util Sys Rev Rfdg (AMBAC Insd)... 6.500    11/15/05       311,733
   300    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Arpt Proj Ser A........ 7.500    02/01/10       299,541
                                                                           -----------
                                                                               611,274
                                                                           -----------

          UTAH  1.7%
   705    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA Gtd)............................. 7.150    07/01/12       726,904
                                                                           -----------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          VIRGINIA  1.2%
$  500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................ 7.450%   01/01/09   $   513,860
                                                                           -----------

          U.S. VIRGIN ISLANDS  1.4%
   600    Virgin Islands Pub Fin Auth Rev Sr Lien Fd
          Ln Nts Ser C................................ 5.500    10/01/07       596,184
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  102.6%
  (Cost $43,928,260)....................................................    43,942,798
SHORT-TERM INVESTMENTS  4.0%
  (Cost $1,700,000).....................................................     1,700,000
                                                                           -----------
TOTAL INVESTMENTS  106.6%
  (Cost $45,628,260)....................................................    45,642,798
LIABILITIES IN EXCESS OF OTHER ASSETS  (6.6%)...........................    (2,821,804)
                                                                           -----------
NET ASSETS  100.0%......................................................   $42,820,994
                                                                           ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $45,628,260)........................  $45,642,798
Cash........................................................       14,323
Receivables:
  Investments Sold..........................................    1,286,263
  Interest..................................................      680,965
  Fund Shares Sold..........................................      451,784
Other.......................................................        1,014
                                                              -----------
    Total Assets............................................   48,077,147
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,866,656
  Income Distributions......................................       74,009
  Distributor and Affiliates................................       34,748
  Investment Advisory Fee...................................       18,127
  Fund Shares Repurchased...................................       16,102
Trustees' Deferred Compensation and Retirement Plans........      177,318
Accrued Expenses............................................       69,193
                                                              -----------
    Total Liabilities.......................................    5,256,153
                                                              -----------
NET ASSETS..................................................  $42,820,994
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $43,170,724
Net Unrealized Appreciation.................................       14,538
Accumulated Net Realized Loss...............................     (168,150)
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (196,118)
                                                              -----------
NET ASSETS..................................................  $42,820,994
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $29,480,256 and 2,947,668 shares of
    beneficial interest issued and outstanding).............  $     10.00
    Maximum sales charge (3.25%* of offering price).........          .34
                                                              -----------
    Maximum offering price to public........................  $     10.34
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,420,261 and 843,399 shares of
    beneficial interest issued and outstanding).............  $      9.98
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,920,477 and 492,865 shares of
    beneficial interest issued and outstanding).............  $      9.98
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,338,313
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $36,367, $48,232 and $26,286,
  respectively).............................................     110,885
Investment Advisory Fee.....................................     109,583
Trustees' Fees and Related Expenses.........................      42,709
Shareholder Reports.........................................      30,285
Shareholder Services........................................      23,599
Custody.....................................................      12,885
Legal.......................................................       2,862
Other.......................................................      48,270
                                                              ----------
    Total Expenses..........................................     381,078
    Less Credits Earned on Cash Balances....................         223
                                                              ----------
    Net Expenses............................................     380,855
                                                              ----------
NET INVESTMENT INCOME.......................................  $  957,458
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   92,854
  Futures...................................................     (79,672)
                                                              ----------
Net Realized Gain...........................................      13,182
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     892,640
  End of the Period.........................................      14,538
                                                              ----------
Net Unrealized Depreciation During the Period...............    (878,102)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (864,920)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   92,538
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     MARCH 31, 2000    SEPTEMBER 30, 1999
                                                    -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $    957,458        $  1,848,623
Net Realized Gain..................................         13,182             118,720
Net Unrealized Depreciation During the Period......       (878,102)         (2,191,813)
                                                      ------------        ------------
Change in Net Assets from Operations...............         92,538            (224,470)
                                                      ------------        ------------
Distributions from Net Investment Income...........       (957,458)         (1,881,557)
Distributions in Excess of Net Investment Income...       (101,548)            (94,570)
                                                      ------------        ------------
Distributions from and in Excess of Net Investment
  Income*..........................................     (1,059,006)         (1,976,127)
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (966,468)         (2,200,597)
                                                      ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     10,161,688          22,415,763
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        691,634           1,287,591
Cost of Shares Repurchased.........................    (12,597,576)        (15,031,256)
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     (1,744,254)          8,672,098
                                                      ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............     (2,710,722)          6,471,501

NET ASSETS:
Beginning of the Period............................     45,531,716          39,060,215
                                                      ------------        ------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $196,118 and $94,570, respectively)...........   $ 42,820,994        $ 45,531,716
                                                      ============        ============

* Distributions by Class
---------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares...................................   $   (738,098)       $ (1,205,493)
  Class B Shares...................................       (208,221)           (581,561)
  Class C Shares...................................       (112,687)           (189,073)
                                                      ------------        ------------
                                                      $ (1,059,006)       $ (1,976,127)
                                                      ============        ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                            SIX MONTHS     YEAR      NINE MONTHS
                              ENDED        ENDED        ENDED        YEAR ENDED DECEMBER 31,
      CLASS A SHARES        MARCH 31,    SEPT. 30,    SEPT. 30,    ---------------------------
                             2000 (B)      1999         1998        1997      1996      1995
                            ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $10.220      $10.728      $10.536     $10.213   $10.264   $ 9.330
                             -------      -------      -------     -------   -------   -------
  Net Investment Income....     .230         .471         .358        .480      .455      .508
  Net Realized and
    Unrealized Gain/Loss...    (.198)       (.475)        .199        .317     (.032)     .900
                             -------      -------      -------     -------   -------   -------
Total from Investment
  Operations...............     .032        (.004)        .557        .797      .423     1.408
Less Distributions from and
  in Excess of Net
  Investment Income........     .251         .504         .365        .474      .474      .474
                             -------      -------      -------     -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...................  $10.001      $10.220      $10.728     $10.536   $10.213   $10.264
                             =======      =======      =======     =======   =======   =======
Total Return* (a)..........    0.32%**     (0.10%)       5.36%**     8.08%     4.27%    15.31%
Net Assets at End of the
  Period (In millions).....  $  29.5      $  29.5      $  20.6     $  12.9   $  12.5   $  15.6
Ratio of Expenses to
  Average Net Assets*......    1.49%        1.28%        1.30%       1.52%     1.56%     1.00%
Ratio of Net Investment
  Income to Average Net
  Assets*..................    4.60%        4.49%        4.61%       4.67%     4.45%     5.10%
Portfolio Turnover.........      34%**        65%          15%**       37%       45%       75%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      N/A          N/A          N/A       1.67%     1.74%     1.61%
Ratio of Net Investment
  Income to Average Net
  Assets...................      N/A          N/A          N/A       4.52%     4.27%     4.49%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                            SIX MONTHS     YEAR      NINE MONTHS
                              ENDED        ENDED        ENDED        YEAR ENDED DECEMBER 31,
      CLASS B SHARES        MARCH 31,    SEPT. 30,    SEPT. 30,    ---------------------------
                             2000 (B)      1999         1998        1997      1996      1995
                            ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $10.203      $10.714      $10.526     $10.209   $10.263   $ 9.319
                             -------      -------      -------     -------   -------   -------
  Net Investment Income....     .191         .392         .308        .402      .375      .430
  Net Realized and
    Unrealized Gain/Loss...    (.198)       (.475)        .191        .317     (.027)     .916
                             -------      -------      -------     -------   -------   -------
Total from Investment
  Operations...............    (.007)       (.083)        .499        .719      .348     1.346
Less Distributions from and
  in Excess of Net
  Investment Income........     .212         .428         .311        .402      .402      .402
                             -------      -------      -------     -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...................  $ 9.984      $10.203      $10.714     $10.526   $10.209   $10.263
                             =======      =======      =======     =======   =======   =======
Total Return* (a)..........   (0.06%)**    (0.81%)       4.74%**     7.23%     3.54%    14.62%
Net Assets at End of the
  Period (In millions).....  $   8.4      $  10.4      $  15.2     $  16.4   $  16.4   $  17.5
Ratio of Expenses to
  Average Net Assets*......    2.22%        1.97%        2.06%       2.28%     2.32%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets*..................    3.87%        3.80%        3.90%       3.91%     3.69%     4.33%
Portfolio Turnover.........      34%**        65%          15%**       37%       45%       75%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      N/A          N/A          N/A       2.42%     2.50%     2.36%
Ratio of Net Investment
  Income to Average Net
  Assets...................      N/A          N/A          N/A       3.77%     3.51%     3.72%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                            SIX MONTHS     YEAR      NINE MONTHS
                              ENDED        ENDED        ENDED        YEAR ENDED DECEMBER 31,
      CLASS C SHARES        MARCH 31,    SEPT. 30,    SEPT. 30,    ---------------------------
                             2000 (B)      1999         1998        1997      1996      1995
                            ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $10.202      $10.712      $10.525     $10.206   $10.260   $ 9.314
                             -------      -------      -------     -------   -------   -------
  Net Investment Income....     .193         .399         .308        .402      .374      .430
  Net Realized and
    Unrealized Gain/Loss...    (.200)       (.481)        .190        .319     (.026)     .918
                             -------      -------      -------     -------   -------   -------
Total from Investment
  Operations...............    (.007)       (.082)        .498        .721      .348     1.348
Less Distributions from and
  in Excess of Net
  Investment Income........     .212         .428         .311        .402      .402      .402
                             -------      -------      -------     -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...................  $ 9.983      $10.202      $10.712     $10.525   $10.206   $10.260
                             =======      =======      =======     =======   =======   =======
Total Return* (a)..........   (0.06%)**    (0.81%)       4.74%**     7.23%     3.54%    14.74%
Net Assets at End of the
  Period (In millions).....  $   4.9      $   5.6      $   3.3     $   3.1   $   5.8   $   4.9
Ratio of Expenses to
  Average Net Assets*......    2.23%        2.02%        2.06%       2.29%     2.32%     1.74%
Ratio of Net Investment
  Income to Average Net
  Assets*..................    3.86%        3.75%        3.89%       3.88%     3.70%     4.36%
Portfolio Turnover.........      34%**        65%          15%**       37%       45%       75%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      N/A          N/A          N/A       2.43%     2.50%     2.34%
Ratio of Net Investment
  Income to Average Net
  Assets...................      N/A          N/A          N/A       3.74%     3.52%     3.75%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $181,332 which will expire on September 30, 2003.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $45,628,260; the aggregate gross unrealized appreciation is $1,065,210 and the aggregate gross unrealized depreciation is $1,050,672, resulting in net unrealized appreciation on long- and short-term investments of $14,538.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $223 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................    .500 of 1%
Over $500 million...........................................    .450 of 1%

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $8,700 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $13,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $30,228,405, $8,149,438 and $4,792,881 for
Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     677,990    $  6,800,148
  Class B.................................................     239,328       2,388,886
  Class C.................................................      97,286         972,654
                                                            ----------    ------------
Total Sales...............................................   1,014,604    $ 10,161,688
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      48,332    $    483,761
  Class B.................................................      11,939         119,312
  Class C.................................................       8,866          88,561
                                                            ----------    ------------
Total Dividend Reinvestment...............................      69,137    $    691,634
                                                            ==========    ============
Repurchases:
  Class A.................................................    (664,992)   $ (6,682,323)
  Class B.................................................    (431,307)     (4,299,354)
  Class C.................................................    (161,349)     (1,615,899)
                                                            ----------    ------------
Total Repurchases.........................................  (1,257,648)   $(12,597,576)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $29,626,819, $9,940,594 and $5,347,565 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,523,720    $ 16,094,310
  Class B.................................................     283,297       2,990,396
  Class C.................................................     315,962       3,331,057
                                                            ----------    ------------
Total Sales...............................................   2,122,979    $ 22,415,763
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      77,116    $    810,720
  Class B.................................................      30,595         322,125
  Class C.................................................      14,739         154,746
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,450    $  1,287,591
                                                            ==========    ============
Repurchases:
  Class A.................................................    (633,044)   $ (6,690,021)
  Class B.................................................    (708,231)     (7,395,119)
  Class C.................................................     (89,710)       (946,116)
                                                            ----------    ------------
Total Repurchases.........................................  (1,430,985)   $(15,031,256)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000, 226,603 Class B shares converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such Shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six month ended March 31, 2000 no Class C shares converted to Class A shares. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the six months ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $600 and CDSC on redeemed shares of approximately $9,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,348,774 and $18,124,611, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended March 31, 2000 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures opened..............................................        30
Futures closed..............................................       (30)
                                                                   ---
Outstanding at March 31, 2000...............................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $52,800.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

1) With regard to the election of the following trustees by the shareholders of the Fund:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................  3,139,250             4,650
Jerry D. Choate........................................  3,139,261             4,639
Linda Hutton Heagy.....................................  3,139,261             4,639
R. Craig Kennedy.......................................  3,139,261             4,639
Mitchell M. Merin......................................  3,139,261             4,639
Jack E. Nelson.........................................  3,139,250             4,650
Richard F. Powers, III.................................  3,139,261             4,639
Phillip B. Rooney......................................  3,139,261             4,639
Fernando Sisto.........................................  3,136,809             7,091
Wayne W. Whalen........................................  3,139,261             4,639
Suzanne H. Woolsey.....................................  3,139,261             4,639
Paul G. Yovovich*......................................  3,139,261             4,639

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accountants for the Fund, 3,137,607 shares voted for the proposal, 3,354 shares voted against the proposal and 2,939 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                         TOP FIVE HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31
              RESULTS OF SHAREHOLDER VOTES      32

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based
on NAV(1)                                 2.47%      2.07%      2.13%
-------------------------------------------------------------------------
Six-month total return(2)                (2.41%)    (1.93%)     1.13%
-------------------------------------------------------------------------
One-year total return(2)                 (6.74%)    (6.57%)    (3.71%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.30%      4.29%      4.59%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 4.71%      4.69%      4.85%
-------------------------------------------------------------------------
Commencement date                      07/29/94   07/29/94   07/29/94
-------------------------------------------------------------------------
Distribution rate(3)                      4.71%      4.16%      4.15%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   7.36%      6.50%      6.48%
-------------------------------------------------------------------------
SEC Yield(5)                              5.12%      4.63%      4.63%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.36%, 3.84%, and 3.83% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income from the Fund may be taxable for those Investors subject to the federal alternative minimum tax (AMT).

See the "Comparative Performance" section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. While the Fund attempts to achieve its investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase, this insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
[PIE CHART]

                                              AAA/AAA                 AA/AA                   A/A                  BBB/BAA
                                              -------                 -----                   ---                  -------
As of March 31, 2000                           96.20                   0.80                   1.20                   1.80

 As of September 30, 1999
[PIE CHART]

                                              AAA/AAA                 AA/AA                   A/A                  BBB/BAA
                                              -------                 -----                   ---                  -------
As of September 30, 1999                       86.10                   2.90                   4.60                   6.40

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0600
11/99                                                                           0.0600
12/99                                                                           0.0600
1/00                                                                            0.0600
2/00                                                                            0.0600
3/00                                                                            0.0600

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2000)

Sunrise, Florida, Utility System Revenue Refunding           7.3%
---------------------------------------------------------------------
Florida State Board of Education Lottery Revenue             5.3%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Refunding                                          4.4%
---------------------------------------------------------------------
Florida State Turnpike Authority Turnpike Revenue            3.3%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education                                                    3.3%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
Public Education                                                           18.50                              18.50
Water & Sewer                                                              12.30                              12.00
Retail Electric/Gas/Telephone                                              11.20                               9.40
Transportation                                                             11.00                               9.80
General Purpose                                                            10.10                               6.30

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE THOMAS M. BYRON, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices decline as interest rates rise, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate, a key short-term borrowing rate, to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. Treasury bonds, for example, declined steadily through the first quarter of 2000, but rose significantly by the end of the reporting period--a rally that may have been strengthened by the government's plan to buy back a significant amount of its outstanding Treasury debt.

Q   HOW DID THE MUNICIPAL MARKET
    RESPOND TO THE BOND RALLY?

A   The performance of municipal
bonds has typically correlated to a degree with the taxable Treasury bond market. Unfortunately, municipals lagged Treasuries in the fourth quarter of 1999. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are typically making tax-related adjustments to their investment program during that time. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so they avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Generally, municipal bond funds have been losing assets lately as they have competed with the soaring stock market for investors' interest. Also, investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   HAVE MARKET CONDITIONS
    IMPROVED DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. Nationally, supply in the insured municipal market, which accounted for roughly 50 percent of all new issuance about a year ago, now represents just over 40 percent of the market. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Also, the income component of municipals is still very competitive relative to Treasuries, as 30-year insured municipals have been providing 95 to 100 percent of the yield available on the 30-year Treasury bond. This suggests that investors can enjoy the tax-exempt status of municipal bond investments while still earning an attractive level of income.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   We've seen tough times in the
health-care sector. With the uncertainties involved in managed care--who will pay for what and how much--and the rising cost of services, many health-care providers are under tremendous pressure to remain profitable. In this situation, investors have become concerned about the creditworthiness of the bond issuers, and many of them have shied away from this sector of the market.

    Even within the insured sector, the impact of the uncertainty involved in managed care is evident. The yield spread between insured health-care issues and insured bonds in other sectors increased to 15 basis points, up from 5 basis points, over the past six months. This suggests that investors want a higher yield to compensate for the higher perceived credit risk of investing in health-care bonds--even those bonds that are insured. Bad news has tainted the group as a whole, so investors are less comfortable investing within this sector.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Our research analysts have been
wary of the health-care sector for some time. We have been forced to be more selective due to the low supply of insured municipal bonds, so we rely on our research capabilities to examine the underlying credits and sectors, even though these are insured issues. Less than 8 percent of the Fund's long-term investments were allocated to this sector as of March 31, down slightly over the course of the reporting period.

    We may invest up to 20 percent of the Fund's assets in uninsured bonds (Florida municipal securities rated "investment grade" at the time of purchase by an NRSO). As interest rates went up (driving prices down) and yield spreads widened significantly, the prices of uninsured bonds dropped more sharply than those of insured bonds, so we shifted roughly 10 percent of the portfolio back into insured bonds. Over the course of the reporting period, the Fund's allocation to insured bonds increased from 86 percent to more than 96 percent. As a result, only 2 percent of long-term investments were allocated to BBB rated bonds as of March 31, down from 6 percent in September.

    The sector composition of the Fund's portfolio was changed over the six-month reporting period, increasing our allocations in the general purpose, public building, and retail electric sectors. The higher education, other care, and airport sectors decreased over the period. The portion of AMT bonds (bonds that are subject to the federal alternative minimum tax) was decreased to 11 percent, down from 15 percent at the start of the period.

    The portfolio continues to be very tax-efficient. In addition to holding fewer AMT bonds, we were able to take advantage of some tax-loss selling to help offset the taxable portion of previous gains.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   During the reporting period, the
Fund's total return was above the average for its peer group, primarily because we reduced our allocation to uninsured bonds and limited the Fund's exposure to the health-care sector. As of March 31, 2000, the Fund achieved a six-month total return of 2.47 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.63 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance does not guarantee future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe when people tend to
invest in a fund like this with a long-term perspective, they often expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from federal income tax, rather than investing for capital appreciation.

    The Fund's monthly tax-exempt dividend remained steady at $.0600 per Class A share during the past six months, translating into a distribution rate of 4.71 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 7.36 percent on a taxable investment (for an investor in the 36 percent federal income-tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   New issue supply is down in the
Florida municipal market, but it is still predominately made up of insured bonds. Despite the phasing out of the state's intangibles tax, demand for Florida municipal bonds should remain strong.

    Florida's economy is sound, buoyed by the retirement and tourism industries. We've seen quite a few credit-rating upgrades nationally, indicating that the rating agencies are optimistic about the credit strength of municipal bond issuers--most likely because the economy continues to be strong. Ironically, since many bond issuers have surpluses from the strong economy, there isn't much pressure to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    One of the key factors in the near term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three further interest-rate hikes within the next quarter or two.

    Overall, we will continue to manage the Fund with a long-term perspective, positioning the portfolio to take advantage of the cyclical nature of the markets.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  96.7%
          FLORIDA  94.5%
$  690    Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC
          Insd)........................................ 4.750%   07/01/17   $   616,115
   500    Bay Cnty, FL Wtr Sys Rev (AMBAC Insd) (a).... 5.700    09/01/30       496,615
 1,850    Boca Raton, FL Cmnty Redev Agy Tax Increment
          Rev Mizner Pk Proj Rfdg (FSA Insd)...........   *      03/01/15       801,716
   465    Brevard Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.650    09/01/21       482,675
   650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd)
          (b).......................................... 5.750    12/01/13       664,261
 1,000    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd) (b)............................. 5.400    07/01/12     1,010,370
   500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
          Ser A Rfdg (FSA Insd) (b).................... 6.500    08/15/12       525,380
 1,000    Dade Cnty, FL Aviation Rev Ser B (MBIA
          Insd)........................................ 5.600    10/01/26       984,400
 1,000    Dade Cnty, FL Edl Fac Auth Rev Univ of Miami
          Ser B (MBIA Insd)............................ 5.750    04/01/20     1,007,320
   500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 05/01/04) (MBIA Insd) (b)..... 6.000    05/01/14       525,820
   750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd)........................................ 5.375    10/01/16       744,330
   900    Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd) (b).................................... 5.750    11/15/10       924,696
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev Ser
          B (FGIC Insd)................................   *      01/01/15       437,430
 1,200    Florida Ports Fin Comm Rev St Trans Trust Fd
          Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29     1,146,984
 3,250    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          A Rfdg (FGIC Insd)........................... 4.500    06/01/23     2,702,375
 2,000    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          C (FGIC Insd)................................ 5.750    06/01/29     2,000,640
 1,000    Florida St Brd of Edl Lottery Rev Ser A (FGIC
          Insd)........................................ 6.000    07/01/14     1,059,090
 1,000    Florida St Brd of Edl Lottery Rev Ser B (FGIC
          Insd)........................................ 5.750    07/01/08     1,051,140
 3,250    Florida St Brd of Edl Lottery Rev Ser B (FGIC
          Insd)........................................ 5.250    07/01/13     3,245,125

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
$2,000    Florida St Brd of Regts Univ Sys Impt Rev
          (AMBAC Insd)................................. 4.500%   07/01/23   $ 1,664,620
 1,750    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A (FGIC
          Insd)........................................ 5.375    07/01/10     1,791,405
 1,750    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A (AMBAC
          Insd) (b).................................... 5.000    07/01/12     1,725,447
 1,000    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A Rfdg
          (FSA Insd)................................... 5.500    07/01/09     1,033,970
 1,500    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser B (FSA
          Insd)........................................ 5.250    07/01/11     1,510,260
 2,000    Florida St Tpk Auth Tpk Rev Dept Trans Ser B
          (MBIA Insd).................................. 5.000    07/01/16     1,886,120
 2,500    Florida St Tpk Auth Tpk Rev Ser A (FSA
          Insd)........................................ 4.500    07/01/28     2,035,450
 1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd) (b).................................... 5.700    10/01/15     1,014,990
 1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd) (b).................................... 6.100    10/01/18     1,035,430
 1,000    Jacksonville, FL Elec Auth Rev Saint John's
          Pwr-2 Ser 7 Rfdg (MBIA Insd) (b)............. 5.500    10/01/14     1,003,620
 1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
          Proj (AMBAC Insd) (b)........................ 6.350    08/01/25     1,038,600
 1,000    Lakeland, FL Elec & Wtr Rev Rfdg Ser A (MBIA
          Insd)........................................ 5.000    10/01/28       888,600
   685    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A (GNMA
          Collateralized) (b).......................... 7.450    09/01/27       761,967
   865    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
          Collateralized) (b).......................... 6.875    11/01/26       925,576
   835    Martin Cnty, FL Consolidated Util Sys Rev
          (FGIC Insd).................................. 5.750    10/01/08       870,095
   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)...... 6.250    10/01/18       569,100
   500    Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd) (b)..... 6.750    10/01/25       541,920
 1,250    North Broward, FL Hosp Dist Rev Rfdg & Impt
          (MBIA Insd).................................. 5.375    01/15/24     1,191,862
   775    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized) (b)............ 6.550    10/01/21       800,412

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
$1,000    Orange Cnty, FL Sch Brd Ctfs Partn Ser A
          (MBIA Insd).................................. 5.000%   08/01/20   $   911,240
   900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
          (Prerefunded @ 10/01/02) (AMBAC Insd) (b).... 6.500    10/01/19       953,604
   750    Palm Beach Cnty, FL Hlth Fac Auth Rev Abbey
          Delray South Proj Rfdg (b)................... 5.500    10/01/11       686,333
   450    Palm Beach Cnty, FL Hlth Fac Auth Rev
          Waterford Proj Rfdg.......................... 5.500    10/01/15       392,846
   750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.375    08/01/15       801,157
 1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
          Fac Rev Tampa Elec Co Proj (AMBAC Insd)...... 5.850    12/01/30       994,960
 1,100    Port Saint Lucie, FL Spl Assmt Rev Util Svc
          Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18     1,020,382
 1,000    Port Saint Lucie, FL Util Rev Rfdg & Impt Ser
          A (MBIA Insd)................................ 5.125    09/01/27       911,920
 1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2A
          Rfdg (MBIA Insd)............................. 5.500    10/01/13     1,018,770
   750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
          10/01/04) (FGIC Insd) (b).................... 6.500    10/01/14       812,377
 4,750    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22     4,461,865
 1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
          (FSA Insd)................................... 4.750    10/01/26       855,750
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250    10/15/19       955,860
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250    10/15/22       943,870
   500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
          Mem Hlth Rfdg & Impt (AMBAC Insd) (b)........ 5.750    11/15/13       510,855
   500    Volusia Cnty, FL Hlth Fac Auth Rev John Knox
          Hlthcare Rfdg (Asset Gty Insd) (b)........... 6.000    06/01/17       507,195
                                                                            -----------
                                                                             59,454,910
                                                                            -----------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          PUERTO RICO  2.2%
$  670    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser V Rfdg (b)............................... 6.625%   07/01/12   $   702,482
   650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser M Rfdg (FSA Insd) (b)................ 5.750    07/01/15       662,746
                                                                            -----------
                                                                              1,365,228
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  96.7%
  (Cost $59,708,386).....................................................    60,820,138
SHORT-TERM INVESTMENTS  0.7%
  (Cost $400,000)........................................................       400,000
                                                                            -----------
TOTAL INVESTMENTS  97.4%
  (Cost $60,108,386).....................................................    61,220,138
OTHER ASSETS IN EXCESS OF LIABILITIES  2.6%..............................     1,660,855
                                                                            -----------

NET ASSETS  100.0%.......................................................   $62,880,993
                                                                            ===========

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures contracts.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Guaranteed National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
Asset Gty--Asset Guaranty Insurance Company

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $60,108,386)........................  $61,220,138
Cash........................................................       69,628
Receivables:
  Investments Sold..........................................    1,321,861
  Interest..................................................    1,192,721
  Fund Shares Sold..........................................      881,218
  Expense Reimbursement from Adviser........................       15,962
Other.......................................................        2,571
                                                              -----------
    Total Assets............................................   64,704,099
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,324,325
  Income Distributions......................................      125,737
  Fund Shares Repurchased...................................       87,062
  Distributor and Affiliates................................       84,331
  Variation Margin on Futures...............................        4,125
Trustees' Deferred Compensation and Retirement Plans........      137,235
Accrued Expenses............................................       60,291
                                                              -----------
    Total Liabilities.......................................    1,823,106
                                                              -----------
NET ASSETS..................................................  $62,880,993
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $64,905,527
Net Unrealized Appreciation.................................    1,078,843
Accumulated Undistributed Net Investment Income.............       20,039
Accumulated Net Realized Loss...............................   (3,123,416)
                                                              -----------
NET ASSETS..................................................  $62,880,993
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $31,992,945 and 2,195,764 shares of
    beneficial interest issued and outstanding).............  $     14.57
    Maximum sales charge (4.75%* of offering price).........          .73
                                                              -----------
    Maximum offering price to public........................  $     15.30
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,945,485 and 1,986,222 shares of
    beneficial interest issued and outstanding).............  $     14.57
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,942,563 and 133,162 shares of
    beneficial interest issued and outstanding).............  $     14.59
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,882,986
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $43,773, $145,683, and $13,551,
  respectively).............................................      203,007
Investment Advisory Fee.....................................      166,747
Trustees' Fees and Related Expenses.........................       37,004
Shareholder Reports.........................................       30,744
Shareholder Services........................................       13,743
Legal.......................................................        4,575
Custody.....................................................        2,493
Other.......................................................       53,366
                                                              -----------
    Total Expenses..........................................      511,679
    Expense Reduction ($166,747 related to Investment
    Advisory Fees and $94,244 related to Other Expenses)....      260,991
    Less Credits Earned on Cash Balances....................        1,212
                                                              -----------
    Net Expenses............................................      249,476
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,633,510
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,854,606)
  Futures...................................................      (35,555)
                                                              -----------
Net Realized Loss...........................................   (1,890,161)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (456,651)
                                                              -----------
  End of the Period:
    Investments.............................................    1,111,752
    Futures.................................................      (32,909)
                                                              -----------
                                                                1,078,843
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,535,494
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (354,667)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,278,843
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                           SIX MONTHS
                                                              ENDED          YEAR ENDED
                                                         MARCH 31, 2000    SEPT. 30, 1999
                                                         --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  1,633,510      $  2,958,169
Net Realized Loss.....................................      (1,890,161)         (950,468)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       1,535,494        (5,047,000)
                                                          ------------      ------------
Change in Net Assets from Operations..................       1,278,843        (3,039,299)
                                                          ------------      ------------

Distributions from Net Investment Income:
  Class A Shares......................................        (881,365)       (1,709,865)
  Class B Shares......................................        (616,763)       (1,147,849)
  Class C Shares......................................         (57,426)         (100,301)
                                                          ------------      ------------
Total Distributions...................................      (1,555,554)       (2,958,015)
                                                          ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        (276,711)       (5,997,314)
                                                          ------------      ------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.............................      14,213,172        40,933,657
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................         734,813         1,349,269
Cost of Shares Repurchased............................     (23,698,983)      (16,727,671)
                                                          ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      (8,750,998)       25,555,255
                                                          ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................      (9,027,709)       19,557,941
NET ASSETS:
Beginning of the Period...............................      71,908,702        52,350,761
                                                          ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $20,039 and $(57,917),
  respectively).......................................    $ 62,880,993      $ 71,908,702
                                                          ============      ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX                    NINE
                               MONTHS       YEAR       MONTHS
                                ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
       CLASS A SHARES         MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                2000        1999        1998       1997      1996      1995
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $14.576     $15.921     $15.550    $15.060   $15.203   $13.796
                               -------     -------     -------    -------   -------   -------
  Net Investment Income.....      .373        .778        .564       .766      .784      .789
  Net Realized and
    Unrealized Gain/Loss....     (.019)     (1.353)       .388       .508     (.153)    1.416
                               -------     -------     -------    -------   -------   -------
Total from Investment
  Operations................      .354       (.575)       .952      1.274      .631     2.205
                               -------     -------     -------    -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .360        .770        .581       .774      .774      .798
  Distributions from Net
    Realized Gain...........       -0-         -0-         -0-       .010       -0-       -0-
                               -------     -------     -------    -------   -------   -------
Total Distributions.........      .360        .770        .581       .784      .774      .798
                               -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD....................   $14.570     $14.576     $15.921    $15.550   $15.060   $15.203
                               =======     =======     =======    =======   =======   =======

Total Return* (a)...........     2.47%**    (3.74%)      6.26%**    8.72%     4.37%    16.29%
Net Assets at End of the
  Period (In millions)......   $  32.0     $  39.8     $  27.1    $  29.3   $  22.2   $  16.2
Ratio of Expenses to Average
  Net Assets*...............      .37%        .37%        .60%       .59%      .28%      .44%
Ratio of Net Investment
  Income to Average
  Net Assets*...............     5.15%       4.98%       4.85%      5.05%     5.31%     5.33%
Portfolio Turnover..........       44%**      101%         50%**      48%       73%       41%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................     1.14%       1.10%       1.30%      1.29%     1.47%     1.70%
Ratio of Net Investment
  Income to Average Net
  Assets....................     4.38%       4.25%       4.15%      4.35%     4.13%     4.07%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX                     NINE
                                MONTHS       YEAR       MONTHS
                                ENDED        ENDED       ENDED       YEAR ENDED DECEMBER 31,
       CLASS B SHARES         MARCH 31,    SEPT. 30,   SEPT. 30,   ---------------------------
                                 2000        1999        1998       1997      1996      1995
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $14.577      $15.925     $15.554    $15.064   $15.201   $13.792
                               -------      -------     -------    -------   -------   -------
  Net Investment Income.....      .322         .658        .478       .650      .677      .685
  Net Realized and
    Unrealized Gain/Loss....     (.023)      (1.350)       .388       .510     (.154)    1.415
                               -------      -------     -------    -------   -------   -------
Total from Investment
  Operations................      .299        (.692)       .866      1.160      .523     2.100
                               -------      -------     -------    -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .303         .656        .495       .660      .660      .691
  Distributions from Net
    Realized Gain...........       -0-          -0-         -0-       .010       -0-       -0-
                               -------      -------     -------    -------   -------   -------
Total Distributions.........      .303         .656        .495       .670      .660      .691
                               -------      -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD....................   $14.573      $14.577     $15.925    $15.554   $15.064   $15.201
                               =======      =======     =======    =======   =======   =======

Total Return* (a)...........     2.07%**     (4.51%)      5.74%**    7.91%     3.58%    15.53%
Net Assets at End of the
  Period (In millions)......   $  28.9      $  29.0     $  23.6    $  22.5   $  18.9   $  16.9
Ratio of Expenses to Average
  Net Assets*...............     1.14%        1.13%       1.35%      1.33%     1.03%     1.12%
Ratio of Net Investment
  Income to Average Net
  Assets*...................     4.42%        4.23%       4.09%      4.30%     4.56%     4.66%
Portfolio Turnover..........       44%**       101%         50%**      48%       73%       41%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................     1.91%        1.86%       2.05%      2.03%     2.22%     2.38%
Ratio of Net Investment
  Income to Average Net
  Assets....................     3.65%        3.50%       3.39%      3.60%     3.38%     3.40%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX                    NINE
                               MONTHS       YEAR       MONTHS
                                ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
       CLASS C SHARES         MARCH 31,   SEPT. 30,   SEPT. 30,   ----------------------------
                                2000        1999        1998        1997      1996      1995
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 14.592    $ 15.941    $ 15.581    $ 15.081   $15.213   $13.786
                              --------    --------    --------    --------   -------   -------
  Net Investment Income.....      .326        .662        .483        .666      .668      .690
  Net Realized and
    Unrealized Gain/Loss....     (.027)     (1.355)       .372        .504     (.140)    1.428
                              --------    --------    --------    --------   -------   -------
Total from Investment
  Operations................      .299       (.693)       .855       1.170      .528     2.118
                              --------    --------    --------    --------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .303        .656        .495        .660      .660      .691
  Distribution from Net
    Realized Gain...........       -0-         -0-         -0-        .010       -0-       -0-
                              --------    --------    --------    --------   -------   -------
Total Distributions.........      .303        .656        .495        .670      .660      .691
                              --------    --------    --------    --------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 14.588    $ 14.592    $ 15.941    $ 15.581   $15.081   $15.213
                              ========    ========    ========    ========   =======   =======

Total Return* (a)...........     2.13%**    (4.51%)      5.60%**     7.97%     3.65%    15.61%
Net Assets at End of the
  Period (In thousands).....  $1,942.6    $3,106.7    $1,622.4    $1,195.1   $ 849.2   $ 461.8
Ratio of Expenses to Average
  Net Assets*...............     1.11%       1.14%       1.32%       1.37%     1.03%     1.13%
Ratio of Net Investment
  Income to Average Net
  Assets*...................     4.45%       4.28%       4.08%       4.38%     4.56%     4.51%
Portfolio Turnover..........       44%**      101%         50%**       48%       73%       41%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................     1.88%       1.87%       2.03%       2.06%     2.22%     2.39%
Ratio of Net Investment
  Income to Average Net
  Assets....................     3.68%       3.55%       3.38%       3.68%     3.38%     3.25%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax and Florida intangibles personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Income and expenses of the Fund are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $240,022 which will expire on September 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.

    At March 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $60,108,386, the aggregate gross unrealized appreciation is $1,718,837 and the aggregate gross unrealized depreciation is $607,085, resulting in net unrealized appreciation on long- and short-term investments of $1,111,752.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $1,212 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Advisor") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .500 of 1%
Over $500 million...........................................  .450 of 1%

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    For the six months ended March 31, 2000, the Adviser voluntarily waived $166,747 of its investment advisory fees and assumed $94,244 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $1,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $31,600 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended March 31, 2000, the Fund recognized expenses of approximately $7,500. All of these expenses were assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 2000, Van Kampen owned 100 shares each of Classes A, B and C.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $33,283,237, $29,496,018 and $2,126,272 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     660,402    $  9,440,594
  Class B.................................................     300,149       4,307,225
  Class C.................................................      32,613         465,353
                                                            ----------    ------------
Total Sales...............................................     993,164    $ 14,213,172
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      31,514    $    451,194
  Class B.................................................      18,310         262,015
  Class C.................................................       1,510          21,604
                                                            ----------    ------------
Total Dividend Reinvestment...............................      51,334    $    734,813
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,227,439)   $(17,492,859)
  Class B.................................................    (321,042)     (4,580,841)
  Class C.................................................    (113,865)     (1,625,283)
                                                            ----------    ------------
Total Repurchases.........................................  (1,662,346)   $(23,698,983)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

At September 30, 1999, capital aggregated $40,884,308, $29,507,619 and $3,264,598 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,535,773    $ 23,866,507
  Class B.................................................     915,485      14,180,809
  Class C.................................................     186,134       2,886,341
                                                            ----------    ------------
Total Sales...............................................   2,637,392    $ 40,933,657
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      52,779    $    808,309
  Class B.................................................      32,141         494,596
  Class C.................................................       3,009          46,364
                                                            ----------    ------------
Total Dividend Reinvestment...............................      87,929    $  1,349,269
                                                            ==========    ============
Repurchases:
  Class A.................................................    (560,294)   $ (8,714,774)
  Class B.................................................    (441,657)     (6,786,954)
  Class C.................................................     (78,013)     (1,225,943)
                                                            ----------    ------------
Total Repurchases.........................................  (1,079,964)   $(16,727,671)
                                                            ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class B shares converted to Class A shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $6,400 and CDSC on redeemed shares of approximately $58,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2000, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,721,869 and $35,644,162, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 2000, were as follows.

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures Opened..............................................        27
Futures Closed..............................................       (15)
                                                                   ---
Outstanding at March 31, 2000...............................        12
                                                                   ===

    The futures contracts outstanding at March 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
SHORT CONTRACTS:
Muni Bond Index Futures June 2000
  (Current Notional Value of $95,343 per contract)..........      12        $(32,909)

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $117,800.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA INSURED TAX FREE
INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................  3,989,185             88,509
Jerry D. Choate........................................  3,989,185             88,509
Linda Hutton Heagy.....................................  3,989,185             88,509
R. Craig Kennedy.......................................  3,989,185             88,509
Mitchell M. Merin......................................  3,989,185             88,509
Jack E. Nelson.........................................  3,989,185             88,509
Richard F. Powers, III.................................  3,989,185             88,509
Phillip B. Rooney......................................  3,989,185             88,509
Fernando Sisto.........................................  3,989,185             88,509
Wayne W. Whalen........................................  3,989,185             88,509
Suzanne H. Woolsey.....................................  3,989,185             88,509
Paul G. Yovovich*......................................  3,988,799             88,895

 * On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accounts for the Fund, 4,041,732 shares voted for the proposal, 6,610 shares voted against and 29,352 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                         TOP FIVE HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24

     FUND OFFICERS AND IMPORTANT ADDRESSES      32
              RESULTS OF SHAREHOLDER VOTES      33

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                        A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------
Six-month total return based on
NAV(1)                                      .69%       .37%       .37%
----------------------------------------------------------------------
Six-month total return(2)                (4.12%)    (3.56%)     (.61%)
----------------------------------------------------------------------
One-year total return(2)                 (7.65%)    (7.41%)    (4.58%)
----------------------------------------------------------------------
Five-year total return(2)                  4.92%      4.93%      5.18%
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                  5.15%      5.15%      5.29%
----------------------------------------------------------------------
Commencement date                       07/29/94   07/29/94   07/29/94
----------------------------------------------------------------------
Distribution rate(3)                       4.75%      4.22%      4.22%
----------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                    7.97%      7.08%      7.08%
----------------------------------------------------------------------
SEC Yield(5)                               4.81%      4.37%      4.31%
----------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1.00% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1.00% CDSC, charged on certain redemptions made within one year of purchase.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.03%, 3.55%, and 3.49% for Classes A, B and C shares, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
[PIE CHART]

                                                                         AS OF MARCH 31, 2000
                                                                         --------------------
AAA/Aaa                                                                          36.1
AA/Aa                                                                            12.4
A/A                                                                              22.7
BBB/Baa                                                                          12.1
BB/Ba                                                                             0.7
Non-Rated                                                                          16

 As of September 30, 1999
[PIE CHART]

                                                                       AS OF SEPTEMBER 30, 1999
                                                                       ------------------------
AAA/Aaa                                                                          43.3
AA/Aa                                                                             7.4
A/A                                                                               8.3
BBB/Baa                                                                          24.5
BB/Ba                                                                             0.7
Non-Rated                                                                        15.8

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                             DISTRIBUTION
                                                                             ------------
10/99                                                                            0.061
11/99                                                                            0.061
12/99                                                                            0.061
1/00                                                                             0.061
2/00                                                                             0.061
3/00                                                                             0.061

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE HOLDINGS

(as a percentage of long-term investments -- March 31, 2000)

Metropolitan Transportation Authority NY Commuter Facility
Revenue                                                      2.5%
---------------------------------------------------------------------
New York St Thruway Authority General Revenue                2.4%
---------------------------------------------------------------------
Monroe County, NY Individual Development Agency              2.3%
---------------------------------------------------------------------
Clifton Park, NY Water Authority System Revenue              2.2%
---------------------------------------------------------------------
New York St Dorm Authority Revenue University Rochester
Series A                                                     2.0%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
Higher Education                                                            29.7                               25.5
Other Care                                                                  10.9                                7.8
Industrial Revenue                                                          10.3                                9.3
Transportation                                                                10                               10.7
General Purpose                                                              8.5                               12.5

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN NEW YORK TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DENNIS S. PIETRZAK, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. HE IS JOINED BY DAVID JOHNSON, PORTFOLIO MANAGER, AND PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices decline as interest rates rise, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate, a key short-term borrowing rate, to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. A Treasury bond rally at the end of the reporting period may have been strengthened by the government's plan to buy back a significant amount of its outstanding Treasury debt.

Q   HOW DID THE MUNICIPAL MARKET
    RESPOND TO THE BOND RALLY?

A   Unfortunately, municipals lagged
the Treasury market in the fourth quarter of 1999. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are actively making tax-related adjustments to their investment program. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so they avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Municipal bond funds in general have been losing assets lately because they're competing with the soaring stock market for investors' interest. Also, investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   HAVE MARKET CONDITIONS
    IMPROVED DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Also, the income component of municipals is still very competitive relative to Treasuries, as 30-year insured municipals have been providing 95 to 100 percent of the yield available on the 30-year Treasury bond. This suggests that investors can enjoy the tax-exempt status of their municipal bond investments while still earning an attractive level of income.

Q   DID YOU ENCOUNTER UNIQUE
    CIRCUMSTANCES SPECIFIC TO THE NEW YORK MUNICIPAL MARKET?

A   Yes. New York has really turned
itself around, and now the state can boast of a strong, vibrant economy that helps bond issuers honor their municipal debt obligations. Also, residents of New York--especially those in New York City--face a particularly onerous income tax, so the triple tax-exempt status of the Fund's income distributions may be especially attractive to such investors.

    The Fund benefited from a number of credit-rating upgrades on New York municipal issues, including several issues related to sewer and water facilities and the state's university dormitory system, which were upgraded from BBB to A. In total, approximately 23 percent of the Fund's long-term investments were allocated to A rated issues as of March 31, 2000, up sharply from just 8 percent last September.

Q   WHICH SECTORS OF THE MARKET
    WERE YOU MOST CONCERNED ABOUT?

A   Lower-rated and nonrated bonds
gave us a few headaches as interest rates went up (driving prices down) and yield spreads widened significantly. For example, the difference between the yield offered on a BBB rated municipal bond and a AAA rated municipal bond increased from less than half a percentage point to well over a full percentage point. In a nutshell, the prices of lower-rated and nonrated bonds dropped more sharply than those of higher-rated bonds.

    This was especially true in the health-care sector. In fact, at one time we saw BBB rated hospital bonds trading with a spread of 1.75 percentage points over AAA rated hospital bonds. This is a reflection of the tough times we've seen in the health-care sector. With the uncertainties involved in managed care--who pays for what and how much--and the rising cost of services, many health-care providers are under tremendous profitability pressures. In this situation, investors have become concerned about the creditworthiness of the bond issuers, and many of them have shied away from this sector of the market.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   We sold some questionable health-
care bonds early in the first quarter of 2000, consistent with our desire to improve the credit quality of the portfolio. We also took advantage of a technique known as a "tax loss swap," which allowed us to add yield to the portfolio while taking losses that can be used to offset taxable gains.

    The Fund's portfolio has been heavily weighted toward the education sector, with excellent results. We had roughly 30 percent of the long-term investments allocated to this sector at the end of the period. Also, we increased our allocation to the transportation sector, which includes airports, and reduced the Fund's exposure to public building issues. Of course, not all the bonds in the Fund performed as favorably, nor is there any guarantee that any of the bonds mentioned in this report will continue to perform as well or will be held by the Fund in the future.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   The Fund's total return for the
past six months was disappointing relative to the Fund's peers, primarily because of the portfolio's ownership of lower-rated and nonrated bonds. As of March 31, 2000, the Fund achieved a six-month total return of 0.69 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.63 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance is no guarantee of future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe when people tend to
invest in a fund like this with a long-term perspective, they often expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from state and federal income tax, rather than investing for capital appreciation.

    The Fund's monthly tax-exempt dividend remained stable throughout the reporting period at $0.061 per Class A share, and its distribution rate stood at
4.75 percent as of March 31, 2000.

    With this in mind, we'd like to point out that New York investors would have to earn a distribution rate of 7.97 percent on a taxable investment

(for an investor in the 40.4 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   One of the key factors in the near
term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    Going forward, we see no perceived credit-quality concerns. We've seen quite a few credit-rating upgrades, indicating that the rating agencies are optimistic about the credit strength of municipal bond issuers--most likely because the economy continues to be strong. Ironically, since many bond issuers have surpluses from the strong economy, there isn't much pressure to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three further interest-rate hikes within the next quarter or two.

    Overall, we will continue to manage the Fund with a long-term perspective, relying on research.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  103.3%
          NEW YORK  99.8%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................ 6.875%   06/01/39   $   297,168
   760    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev..................................... 6.375    12/01/37       656,032
   195    Cattaraugus Cnty, NY Indl Dev Agy Civic Fac
          Rev......................................... 4.400    09/15/04       186,050
 1,630    Clifton Park, NY Wtr Auth Sys Rev Ser A
          (FGIC Insd)................................. 5.000    10/01/29     1,427,114
   500    Erie Cnty, NY Indl Dev Agy Civic Fac Rev
          Depaul Ppty Inc Proj Ser A.................. 5.750    09/01/28       426,950
   250    Erie Cnty, NY Indl Dev Agy Life Care Cmnty
          Rev Episcopal Church Home Ser A (b)......... 6.000    02/01/28       208,550
   700    Essex Cnty, NY Indl Dev Agy Environmental
          Impt Rev Intl Paper Corp Proj Ser A......... 6.450    11/15/23       697,830
 1,250    Huntington, NY Hsg Auth Sr Hsg Fac Rev
          Gurwin Jewish Senior Residences Ser A....... 6.000    05/01/29     1,020,275
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg (b)............ 7.500    03/01/26       520,090
 1,000    Long Island Power Auth, NY Electric Sys Rev
          Gen Ser A (FSA Insd)........................ 5.000    12/01/18       919,590
 1,645    Metropolitan Tran Auth NY Commuter Fac Rev
          (b)......................................... 5.500    07/01/14     1,628,040
   800    Metropolitan Tran Auth NY Commuter Fac Rev
          Ser A (MBIA Insd)........................... 5.625    07/01/27       777,664
   400    Metropolitan Tran Auth NY Commuter Fac Svc
          Contract Ser O.............................. 5.750    07/01/13       412,708
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John
          Fisher College Proj (b)..................... 5.375    06/01/09     1,157,391
   295    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................ 4.650    04/01/06       278,043
   310    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................ 4.700    04/01/07       290,287
   325    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................ 4.800    04/01/08       303,622

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  170    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................ 4.900%   04/01/09   $   158,564
   395    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................ 5.150    04/01/12       366,284
 1,705    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................ 5.250    04/01/19     1,475,200
   500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A (b)................ 6.250    03/01/28       392,325
   500    Mount Vernon, NY Indl Dev Agy Wartburg Sr
          Hsg Inc Meadowview (b)...................... 6.000    06/01/09       472,010
 1,250    New York City Indl Dev Agy Laguardia Assoc
          Lp Proj Rfdg................................ 6.000    11/01/28     1,080,575
 1,100    New York City Indl Dev Agy Brooklyn Navy
          Yard........................................ 5.650    10/01/28       970,112
 1,000    New York City Indl Dev Agy Civic Fac Rev
          (FSA Insd).................................. 5.250    05/01/19       946,340
   500    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled (b)...... 7.500    08/01/26       511,970
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj................ 5.750    09/01/17       494,285
   375    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj (b)............ 5.700    01/01/04       381,855
   500    New York City Indl Dev Civic Touro College
          Proj Ser A (b).............................. 6.350    06/01/29       464,710
   500    New York City Indl Dev Civic YMCA Greater NY
          Proj........................................ 6.000    08/01/07       511,395
   515    New York City Indl Dev Civic YMCA Greater NY
          Proj........................................ 5.800    08/01/16       509,865
   500    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B (AMBAC Insd) (b).............. 5.375    06/15/19       483,680
 1,000    New York City Muni Wtr Fin Ser B (FSA
          Insd)....................................... 5.250    06/15/29       914,430
   500    New York City Ser B......................... 5.700    08/15/07       516,505
   500    New York City Ser C (Prerefunded @ 08/15/01)
          (b)......................................... 7.250    08/15/24       518,510
   500    New York City Ser H (Prerefunded @ 02/01/02)
          (FSA Insd) (b).............................. 7.000    02/01/21       527,405
 1,250    New York City Ser J (MBIA Insd)............. 5.000    05/15/20     1,128,637
 1,250    New York City Tran Fin Auth Rev Ser B (FGIC
          Insd)....................................... 4.750    11/01/23     1,068,837

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  720    New York St Dorm Auth Lease Rev Office Fac
          Audit & Control (MBIA Insd)................. 5.250%   04/01/13   $   713,650
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd)..................... 5.250    07/01/25       924,350
 1,230    New York St Dorm Auth Rev City Univ Ser D
          (FSA Insd).................................. 5.750    07/01/12     1,282,336
   300    New York St Dorm Auth Rev City Univ Ser F... 5.000    07/01/14       278,703
   600    New York St Dorm Auth Rev City Univ Sys
          Third Genl Res 2 Rfdg (b)................... 6.000    07/01/05       622,170
   750    New York St Dorm Auth Rev Cons City Univ Sys
          Ser A....................................... 5.625    07/01/16       757,500
   500    New York St Dorm Auth Rev Court Fac Lease
          Ser A (b)................................... 5.700    05/15/22       482,610
   570    New York St Dorm Auth Rev Dept Ed St of NY
          Issue Ser A (b)............................. 5.800    07/01/22       558,435
   750    New York St Dorm Auth Rev FHA Nursing Home
          Menorah (FHA Gtd)........................... 5.950    02/01/17       766,193
 1,245    New York St Dorm Auth Rev Long Island Univ.. 5.000    09/01/16     1,145,960
 1,200    New York St Dorm Auth Rev Miriam Osborn Mem
          Home Ser B.................................. 6.375    07/01/29     1,216,152
   830    New York St Dorm Auth Rev NY Univ Ser A
          (AMBAC Insd) (a)............................ 5.250    07/01/06       833,519
 1,245    New York St Dorm Auth Rev NY Univ Ser A
          (AMBAC Insd) (a)............................ 5.250    07/01/07     1,249,295
   500    New York St Dorm Auth Rev Pratt Institute... 6.000    07/01/28       502,380
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (b)............... 5.750    02/15/08     1,021,170
   500    New York St Dorm Auth Rev St Univ Edl Fac... 5.750    05/15/10       513,500
 1,000    New York St Dorm Auth Rev St Univ Edl Fac
          Ser A (MBIA Insd)........................... 4.750    05/15/25       848,520
 1,000    New York St Dorm Auth Rev St Univ Fac 1989
          Res (MBIA Insd)............................. 6.000    05/15/15     1,053,280
 1,200    New York St Dorm Auth Rev Svc Contract
          Albany Cnty (b)............................. 5.250    04/01/13     1,161,048
 1,000    New York St Dorm Auth Rev Svc Contract
          Albany Cnty (b)............................. 5.250    04/01/17       933,370
 1,410    New York St Dorm Auth Rev Univ Rochester Ser
          A Rfdg (MBIA Insd).......................... 5.000    07/01/17     1,307,507
   500    New York St Dorm Auth Rev Univ Rochester Ser
          B........................................... 5.625    07/01/24       484,525

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  500    New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj Ser A (MBIA
          Insd) (b)................................... 7.500%   01/01/26   $   510,800
   500    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Co Ser B (Inverse
          Fltg) (b)(c)................................ 9.260    07/01/26       548,750
   500    New York St Environmental Fac Corp Pollutn
          Ctl Rev St Wtr Revolving Fund Ser D (b)..... 6.850    11/15/11       543,730
   490    New York St Hsg Fin Agy Rev Insd
          Multi-Family Mtg Ser B (AMBAC Insd) (b)..... 6.250    08/15/14       505,773
   500    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd) (b)................................... 6.200    08/15/05       535,170
   300    New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Mtg Ser A Rfdg (FHA Gtd).. 5.250    08/15/14       289,593
   500    New York St Mtg Agy Rev Homeowner Mtg Ser
          30B (b)..................................... 6.650    10/01/25       512,350
   730    New York St Mtg Agy Rev Homeowner Mtg Ser 58
          (b)......................................... 6.400    04/01/27       747,272
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser 71
          (a)......................................... 5.400    04/01/29       911,380
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90.......................................... 6.350    10/01/30     1,028,490
 1,750    New York St Thruway Auth Gen Rev
          Ser E Rfdg.................................. 4.750    01/01/19     1,535,135
 1,030    New York St Thruway Auth Hwy & Brdg Trust
          Fund Ser A (FGIC Insd)...................... 5.125    04/01/11     1,021,461
   290    New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Brdg.............................. 5.750    04/01/09       298,326
   370    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg................................ 5.625    01/01/07       376,275
   300    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg (b)............................ 5.750    01/01/13       303,132
   450    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 7............................... 5.700    01/01/27       432,369
   500    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A Rfdg.......................... 5.500    01/01/14       499,235
 1,000    New York St Urban Dev Corp Rev Sports Fac
          Assist Pgm Ser A (b)........................ 5.000    04/01/18       895,400
   420    Niagara Falls, NY Pub Impt (MBIA Insd)
          (b)......................................... 6.900    03/01/20       449,765

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  325    Oneida Cnty, NY Indl Dev Agy Civic Fac St
          Elizabeth Med A............................. 5.875%   12/01/29   $   264,589
   500    Oneida Cnty, NY Indl Dev Agy Rev Civic Fac
          Mohawk Vly Handicap......................... 5.300    03/15/19       459,345
   455    Orange Cnty, NY Indl Dev Agy Life Care The
          Glen Arden Inc Proj......................... 5.625    01/01/18       375,266
   500    Peekskill NY Indl Dev Agy Sr Drum Hill Sr
          Living Proj................................. 6.375    10/01/28       434,720
   300    Port Auth NY & NJ Spl Oblig (b)............. 7.000    10/01/07       312,672
   555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
          Dominican College Proj 144A Private
          Placement (d)............................... 6.250    05/01/28       509,496
   625    Rockland Cnty, NY Solid Waste Mgmt Auth Ser
          B (AMBAC Insd).............................. 5.550    12/15/16       615,919
   330    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev... 6.875    06/01/39       296,799
   500    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev................... 7.250    11/01/28       486,750
   400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A (b)......... 6.375    12/01/17       371,432
   225    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B (b).............................. 7.500    08/01/10       213,903
   400    Triborough Brdg & Tunl Auth NY Rev Genl Purp
          Ser A Rfdg.................................. 5.000    01/01/12       388,380
   500    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A (b)............. 6.250    06/01/08       475,660
 1,000    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A.......................... 5.750    08/01/28       881,740
                                                                           -----------
                                                                            61,788,148
                                                                           -----------
          GUAM  0.8%
   500    Guam Arpt Auth Rev Ser B.................... 6.700    10/01/23       507,720
                                                                           -----------

          U.S. VIRGIN ISLANDS  2.7%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Loan Ser A............................ 6.375    10/01/19     1,007,290
   650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd
          Ln Nts Ser C................................ 5.500    10/01/07       645,866
                                                                           -----------
                                                                             1,653,156
                                                                           -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

                                                                             MARKET
                                                                              VALUE
TOTAL LONG-TERM INVESTMENTS  103.3%
  (Cost $65,252,761)....................................................   $63,949,024
SHORT-TERM INVESTMENTS  0.2%
  (Cost $100,000).......................................................       100,000
                                                                           -----------
TOTAL INVESTMENTS  103.5%
  (Cost $65,352,761)....................................................    64,049,024
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.5%)...........................    (2,158,724)
                                                                           -----------
NET ASSETS  100.0%......................................................   $61,890,300
                                                                           ===========

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $65,352,761)........................  $64,049,024
Cash........................................................       41,281
Receivables:
  Interest..................................................    1,118,680
  Expense Reimbursement from Adviser........................       13,234
  Fund Shares Sold..........................................      131,576
Other.......................................................        2,460
                                                              -----------
    Total Assets............................................   65,356,255
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,042,046
  Fund Shares Repurchased...................................      154,823
  Income Distributions......................................       74,486
  Distributor and Affiliates................................       72,896
  Variation Margin on Futures...............................       17,187
Trustees' Deferred Compensation and Retirement Plans........       75,060
Accrued Expenses............................................       29,457
                                                              -----------
    Total Liabilities.......................................    3,465,955
                                                              -----------
NET ASSETS..................................................  $61,890,300
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $64,998,794
Accumulated Net Investment Income...........................      143,650
Net Unrealized Depreciation.................................   (1,441,642)
Accumulated Net Realized Loss...............................   (1,810,502)
                                                              -----------
NET ASSETS..................................................  $61,890,300
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $30,337,341 and 2,067,734 shares of
    beneficial interest issued and outstanding).............  $     14.67
    Maximum sales charge (4.75%* of offering price).........          .73
                                                              -----------
    Maximum offering price to public........................  $     15.40
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $26,872,622 and 1,833,051 shares of
    beneficial interest issued and outstanding).............  $     14.66
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,680,337 and 319,276 shares of
    beneficial interest issued and outstanding).............  $     14.66
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,893,617
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $40,173, $134,519 and $25,287,
  respectively).............................................      199,979
Investment Advisory Fee.....................................      192,354
Shareholder Reports.........................................       25,799
Trustees' Fees and Related Expenses.........................       22,400
Custody.....................................................        4,027
Legal.......................................................        2,705
Other.......................................................       53,752
                                                              -----------
    Total Expenses..........................................      501,016
                                                              -----------
    Less Expense Reduction ($192,354 Investment Advisory Fee
      and $78,125 Other)....................................      270,479
    Credits Earned on Cash Balances.........................          382
                                                              -----------
    Net Expenses............................................      230,155
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,663,462
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,678,369)
  Futures...................................................      (41,789)
                                                              -----------
Net Realized Loss...........................................   (1,720,158)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,711,632)
                                                              -----------
  End of the Period:
    Investments.............................................   (1,303,737)
    Futures.................................................     (137,905)
                                                              -----------
                                                               (1,441,642)
                                                              -----------
Net Unrealized Appreciation During the Period...............      269,990
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,450,168)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   213,294
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                       MARCH 31, 2000    SEPTEMBER 30, 1999
                                                      -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $  1,663,462        $  2,758,315
Net Realized Loss....................................     (1,720,158)            (81,746)
Net Unrealized Appreciation/ Depreciation During the
 Period..............................................        269,990          (4,877,763)
                                                        ------------        ------------
Change in Net Assets from Operations.................        213,294          (2,201,194)
                                                        ------------        ------------

Distributions from Net Investment Income.............     (1,488,123)         (2,758,315)
Distributions in Excess of Net Investment Income.....            -0-             (16,019)
                                                        ------------        ------------
Distributions from and in Excess of Net Investment
 Income*.............................................     (1,488,123)         (2,774,334)
Distributions from Net Realized Gains*...............            -0-            (280,511)
                                                        ------------        ------------
Total Distributions..................................     (1,488,123)         (3,054,845)
                                                        ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..     (1,274,829)         (5,256,039)
                                                        ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      7,728,682          37,031,717
Net Asset Value of Shares Issued Through Dividend
 Reinvestment........................................      1,000,630           2,056,860
Cost of Shares Repurchased...........................    (15,518,968)        (10,970,966)
                                                        ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     (6,789,656)         28,117,611
                                                        ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................     (8,064,485)         22,861,572
NET ASSETS:
Beginning of the Period..............................     69,954,785          47,093,213
                                                        ------------        ------------
End of the Period (Including accumulated
 undistributed net investment income of $143,650 and
 ($31,689), respectively)............................   $ 61,890,300        $ 69,954,785
                                                        ============        ============

* Distributions by Class
-----------------------------------------------------

Distributions from and in Excess of Net Investment
 Income:
 Class A Shares......................................   $   (809,759)       $ (1,566,371)
 Class B Shares......................................       (570,777)         (1,029,529)
 Class C Shares......................................       (107,587)           (178,434)
                                                        ------------        ------------
                                                        $ (1,488,123)       $ (2,774,334)
                                                        ============        ============
Distributions from Net Realized Gain:
 Class A Shares......................................   $        -0-        $   (147,076)
 Class B Shares......................................            -0-            (116,190)
 Class C Shares......................................            -0-             (17,245)
                                                        ------------        ------------
                                                        $        -0-        $   (280,511)
                                                        ============        ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                           NINE
                                SIX MONTHS     YEAR       MONTHS
                                  ENDED        ENDED       ENDED       YEAR ENDED DECEMBER 31
        CLASS A SHARES          MARCH 31,    SEPT. 30,   SEPT. 30,   ---------------------------
                                   2000        1999        1998       1997      1996      1995
                                ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.939      $16.223     $15.734    $14.992   $15.048   $13.579
                                 -------      -------     -------    -------   -------   -------
  Net Investment Income.......      .400         .794        .596       .786      .816      .821
  Net Realized and Unrealized
    Gain/Loss.................     (.301)      (1.198)       .509       .795     (.074)    1.476
                                 -------      -------     -------    -------   -------   -------
Total from Investment
  Operations..................      .099        (.404)      1.105      1.581      .742     2.297
                                 -------      -------     -------    -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................      .366         .792        .599       .798      .798      .828
  Distributions from Net
    Realized Gain.............       -0-         .088        .017       .041       -0-       -0-
                                 -------      -------     -------    -------   -------   -------
Total Distributions...........      .366         .880        .616       .839      .798      .828
                                 -------      -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.672      $14.939     $16.223    $15.734   $14.992   $15.048
                                 =======      =======     =======    =======   =======   =======

Total Return* (a).............      .69%**     (2.61%)      7.11%**   10.92%     5.14%    17.33%
Net Assets at End of the
  Period (In millions)........   $  30.3      $  36.6     $  25.0    $  18.0   $   7.7   $   5.4
Ratio of Expenses to Average
  Net Assets*.................      .35%         .33%        .39%       .64%      .31%      .21%
Ratio of Net Investment Income
  to Average Net Assets*......     5.64%        5.03%       5.01%      5.16%     5.56%     5.63%
Portfolio Turnover............       30%**        67%         53%**      60%      126%       51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................     1.21%        1.23%       1.43%      1.47%     1.82%     2.10%
Ratio of Net Investment Income
  to Average Net Assets.......     4.78%        4.13%       3.97%      4.33%     4.04%     3.74%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                           NINE
                                SIX MONTHS     YEAR       MONTHS
                                  ENDED        ENDED       ENDED       YEAR ENDED DECEMBER 31
        CLASS B SHARES          MARCH 31,    SEPT. 30,   SEPT. 30,   ---------------------------
                                   2000        1999        1998       1997      1996      1995
                                ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.915      $16.208     $15.727    $14.992   $15.046   $13.578
                                 -------      -------     -------    -------   -------   -------
  Net Investment Income.......      .357         .679        .509       .684      .704      .713
  Net Realized and Unrealized
    Gain/Loss.................     (.303)      (1.200)       .507       .782     (.068)    1.476
                                 -------      -------     -------    -------   -------   -------
Total from Investment
  Operations..................      .054        (.521)      1.016      1.466      .636     2.189
                                 -------      -------     -------    -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................      .309         .684        .518       .690      .690      .721
  Distributions from Net
    Realized Gain.............       -0-         .088        .017       .041       -0-       -0-
                                 -------      -------     -------    -------   -------   -------
Total Distributions...........      .309         .772        .535       .731      .690      .721
                                 -------      -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.660      $14.915     $16.208    $15.727   $14.992   $15.046
                                 =======      =======     =======    =======   =======   =======

Total Return* (a).............      .37%**     (3.34%)      6.58%**   10.07%     4.37%    16.47%
Net Assets at End of the
  Period (In millions)........   $  26.9      $  28.2     $  19.0    $  13.1   $  10.1   $   9.7
Ratio of Expenses to Average
  Net Assets*.................     1.10%        1.08%       1.14%      1.36%     1.07%      .93%
Ratio of Net Investment Income
  to Average Net Assets*......     4.92%        4.27%       4.26%      4.49%     4.79%     4.93%
Portfolio Turnover............       30%**        67%         53%**      60%      126%       51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................     1.96%        1.98%       2.19%      2.18%     2.60%     2.82%
Ratio of Net Investment Income
  to Average Net Assets.......     4.06%        3.37%       3.21%      3.67%     3.26%     3.04%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                           NINE
                                SIX MONTHS     YEAR       MONTHS
                                  ENDED        ENDED       ENDED       YEAR ENDED DECEMBER 31
        CLASS C SHARES          MARCH 31,    SEPT. 30,   SEPT. 30,   ---------------------------
                                   2000        1999        1998       1997      1996      1995
                                ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.918      $16.204     $15.726    $14.992   $15.041   $13.579
                                 -------      -------     -------    -------   -------   -------
  Net Investment Income.......      .357         .682        .515       .676      .701      .711
  Net Realized and Unrealized
    Gain/Loss.................     (.307)      (1.196)       .498       .789     (.060)    1.472
                                 -------      -------     -------    -------   -------   -------
Total from Investment
  Operations..................      .050        (.514)      1.013      1.465      .641     2.183
                                 -------      -------     -------    -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................      .309         .684        .518       .690      .690      .721
  Distributions from Net
    Realized Gain.............       -0-         .088        .017       .041       -0-       -0-
                                 -------      -------     -------    -------   -------   -------
Total Distributions...........      .309         .772        .535       .731      .690      .721
                                 -------      -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.659      $14.918     $16.204    $15.726   $14.992   $15.041
                                 =======      =======     =======    =======   =======   =======

Total Return* (a).............      .37%**     (3.28%)      6.51%**   10.07%     4.44%    16.39%
Net Assets at End of the
  Period (In millions)........   $   4.7      $   5.1     $   3.1    $   1.0   $    .4   $    .4
Ratio of Expenses to Average
  Net Assets*.................     1.09%        1.08%       1.14%      1.41%     1.08%      .98%
Ratio of Net Investment Income
  to Average Net Assets*......     4.87%        4.28%       4.22%      4.37%     4.78%     4.81%
Portfolio Turnover............       30%**        67%         53%**      60%      126%       51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................     1.95%        1.98%       2.18%      2.23%     2.61%     2.86%
Ratio of Net Investment Income
  to Average Net Assets.......     4.01%        3.38%       3.17%      3.55%     3.25%     2.93%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $65,352,761; the aggregate gross unrealized appreciation is $1,055,000 and the aggregate gross unrealized depreciation is $2,358,737, resulting in net unrealized depreciation on long- and short-term investments of $1,303,737.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $382 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .600 of 1%
Over $500 million...........................................  .500 of 1%

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    For the six months ended March 31, 2000, the Adviser voluntarily waived $192,354 of its investment advisory fee and assumed $78,125 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $1,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $26,100 representing Van Kampen's cost of providing accounting and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $8,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 2000, Van Kampen owned 100 shares each of Classes A, B and C.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $32,147,534, $27,812,869, and $5,038,391 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     279,935    $  4,066,832
  Class B.................................................     201,009       2,919,944
  Class C.................................................      50,669         741,906
                                                            ----------    ------------
Total Sales...............................................     531,613    $  7,728,682
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      40,474    $    587,740
  Class B.................................................      23,220         336,695
  Class C.................................................       5,256          76,195
                                                            ----------    ------------
Total Dividend Reinvestment...............................      68,950    $  1,000,630
                                                            ==========    ============
Repurchases:
  Class A.................................................    (703,244)   $(10,242,465)
  Class B.................................................    (282,858)     (4,109,045)
  Class C.................................................     (80,695)     (1,167,458)
                                                            ----------    ------------
Total Repurchases.........................................  (1,066,797)   $(15,518,968)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $37,735,427, $28,665,275 and $5,387,748 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................  1,174,020    $ 18,522,207
  Class B.................................................    984,624      15,451,431
  Class C.................................................    195,063       3,058,079
                                                            ---------    ------------
Total Sales...............................................  2,353,707    $ 37,031,717
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     82,755    $  1,297,421
  Class B.................................................     39,877         624,335
  Class C.................................................      8,638         135,104
                                                            ---------    ------------
Total Dividend Reinvestment...............................    131,270       2,056,860
                                                            =========    ============
Repurchases:
  Class A.................................................   (347,401)   $ (5,425,572)
  Class B.................................................   (302,183)     (4,719,677)
  Class C.................................................    (53,303)       (825,717)
                                                            ---------    ------------
Total Repurchases.........................................   (702,887)   $(10,970,966)
                                                            =========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 7,472 and -0- Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

redemptions made within six years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $6,200 and CDSC on redeemed shares of approximately $56,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,682,843 and $26,222,145, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................       0
Futures Opened..............................................     180
Futures Closed..............................................    (130)
                                                                ----
Outstanding at March 31, 2000...............................      50
                                                                ====

    The futures contracts outstanding as of March 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts -- Municipal Bond Futures June 2000 (current
  notional value $95,344 per contract)......................      50        $ (137,905)

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $117,000.

7. BORROWINGS

In accordance with its investment policies, the fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the fund, in conjunction with certain other funds of

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund had no borrowings on March 31, 2000. The Fund has not borrowed against the credit facility during the period.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees by the shareholders of the Fund:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................  3,782,696             20,586
Jerry D. Choate........................................  3,781,172             22,110
Linda Hutton Heagy.....................................  3,781,172             22,110
R. Craig Kennedy.......................................  3,781,172             22,110
Mitchell M. Merin......................................  3,781,172             22,110
Jack E. Nelson.........................................  3,781,172             22,110
Richard F. Powers, III.................................  3,781,172             22,110
Phillip B. Rooney......................................  3,781,172             22,110
Fernando Sisto.........................................  3,781,172             22,110
Wayne W. Whalen........................................  3,781,172             22,110
Suzanne H. Woolsey.....................................  3,781,172             22,110
Paul G. Yovovich*......................................  3,781,172             22,110

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accounts for the Fund, 3,203,163 shares voted for the proposal, 13,119 shares voted against and 34,163 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.